$83,616,597.27

                    THIRD AMENDED AND RESTATED

                         CREDIT AGREEMENT

                               among


                    AMERICA WEST AIRLINES, INC.

                          VARIOUS LENDERS

                                and

                        BT COMMERCIAL CORP.

                      as ADMINISTRATIVE AGENT


                  -------------------------------

                  Dated as of September 30, 1993

                  -------------------------------

                         TABLE OF CONTENTS                 Page
                                                           ----

   SECTION 1.  DEFINITIONS . . . . . . . . . . . . . . . .    3
        1.01  Defined Terms  . . . . . . . . . . . . . . .    3
        1.02  Other Definitional Provisions  . . . . . . .   26

   SECTION 2.  LOANS . . . . . . . . . . . . . . . . . . .   26
        2.01  Commitments and Loans  . . . . . . . . . . .   26
        2.02  [Reserved] . . . . . . . . . . . . . . . . .   27
        2.03  [Reserved] . . . . . . . . . . . . . . . . .   27
        2.04  [Reserved] . . . . . . . . . . . . . . . . .   27
        2.05  Notes  . . . . . . . . . . . . . . . . . . .   27
        2.06  [Reserved] . . . . . . . . . . . . . . . . .   27
        2.07  Interest . . . . . . . . . . . . . . . . . .   27
        2.08  Principal Repayments . . . . . . . . . . . .   28
        2.09  Interest Period Indemnification  . . . . . .   28
        2.10  Taxes  . . . . . . . . . . . . . . . . . . .   29
        2.11  Cost Indemnities . . . . . . . . . . . . . .   32
        2.12  Distribution of Proceeds . . . . . . . . . .   34

   SECTION 3.  FEES  . . . . . . . . . . . . . . . . . . .   37
        3.01  Facility Fee . . . . . . . . . . . . . . . .   37
        3.02  Fees of Administrative Agent and Collateral
               Agent . . . . . . . . . . . . . . . . . . .   37

   SECTION 4.  PREPAYMENTS; PAYMENTS . . . . . . . . . . .   37
        4.01  Voluntary Prepayments  . . . . . . . . . . .   37
        4.02  Mandatory Prepayments  . . . . . . . . . . .   38
        4.03  Method and Place of Payment  . . . . . . . .   40
        4.04  Net Payments . . . . . . . . . . . . . . . .   40

   SECTION 5.  CONDITIONS PRECEDENT AND RELATED PROVISIONS   40
        5.01  Conditions to the Effective Date . . . . . .   40
        5.02  Conditions to All Loans  . . . . . . . . . .   46
        5.03  Conditions Precedent to Amendment Effective
               Date  . . . . . . . . . . . . . . . . . . .   48
        5.04  Conditions Precedent to Second Amendment
               Effective Date  . . . . . . . . . . . . . .   53
        5.05  Conditions Precedent to Third Amendment
               Effective Date  . . . . . . . . . . . . . .   61

   SECTION 6.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS    65
        6.01  Corporate Status . . . . . . . . . . . . . .   66
        6.02  Corporate Power and Authority  . . . . . . .   66
        6.03  No Violation . . . . . . . . . . . . . . . .   66
        6.04  Governmental Approvals . . . . . . . . . . .   67
        6.05  Priority; Security Interests . . . . . . . .   67
        6.06  Financial Statements; Financial Condition;
               Undisclosed Liabilities; etc  . . . . . . .   67
        6.07  Litigation . . . . . . . . . . . . . . . . .   69

                                                           Page
                                                           ----

        6.08  True and Complete Disclosure . . . . . . . .   69
        6.09  Use of Proceeds; Margin Regulations  . . . .   69
        6.10  Tax Returns and Payments . . . . . . . . . .   70
        6.11  Compliance with ERISA  . . . . . . . . . . .   70
        6.12  Subsidiaries . . . . . . . . . . . . . . . .   71
        6.13  Compliance with Statutes, etc  . . . . . . .   71
        6.14  Investment Company Act . . . . . . . . . . .   72
        6.15  Public Utility Holding Company Act . . . . .   72
        6.16  End of Fiscal Year; Fiscal Quarters  . . . .   73
        6.17  The Orders . . . . . . . . . . . . . . . . .   73
        6.18  Operations . . . . . . . . . . . . . . . . .   73
        6.19  GPA Agreements/Kawasaki Agreements . . . . .   74

   SECTION 7.  AFFIRMATIVE COVENANTS . . . . . . . . . . .   74
        7.01  Information Covenants  . . . . . . . . . . .   75
        7.02  Books, Records and Inspections . . . . . . .   80
        7.03  Maintenance of Property; Insurance . . . . .   80
        7.04  Corporate Franchises . . . . . . . . . . . .   81
        7.05  Compliance with Statutes, etc  . . . . . . .   81
        7.06  End of Fiscal Years; Fiscal Quarters . . . .   81
        7.07  Performance of Obligations . . . . . . . . .   82
        7.08  Minimum Designated Collateral Balances . . .   82
        7.09  Hazardous Materials  . . . . . . . . . . . .   85
        7.10  Cash Management  . . . . . . . . . . . . . .   85
        7.11  Further Assurances . . . . . . . . . . . . .   88

   SECTION 8.  NEGATIVE COVENANTS  . . . . . . . . . . . .   90
        8.01  Liens  . . . . . . . . . . . . . . . . . . .   90
        8.02  Consolidation, Merger, Sale of Assets, etc .   93
        8.03  Distributions  . . . . . . . . . . . . . . .   94
        8.04  Leases . . . . . . . . . . . . . . . . . . .   95
        8.05  Indebtedness . . . . . . . . . . . . . . . .   95
        8.06  Advances, Investments and Loans  . . . . . .   96
        8.07  Capital Expenditures . . . . . . . . . . . .   97
        8.08  Limitation on Repayments, etc  . . . . . . .   98
        8.09  Transactions with Affiliates . . . . . . . .  102
        8.10  Subsidiaries . . . . . . . . . . . . . . . .  102
        8.11  Chapter 11 Claims  . . . . . . . . . . . . .  102
        8.12  Final Extension Loan Order . . . . . . . . .  102
        8.13  Conversion to Chapter 7  . . . . . . . . . .  102
        8.14  Operation of Specified Aircraft/Engines.   .  103
        8.15  Operating Plan Covenants . . . . . . . . . .  103
        8.16  Slots and Routes . . . . . . . . . . . . . .  105
        8.17  Seizures . . . . . . . . . . . . . . . . . .  106
        8.18  ERISA  . . . . . . . . . . . . . . . . . . .  106

   SECTION 9.  EVENTS OF DEFAULT . . . . . . . . . . . . .  107
        9.01  Payments . . . . . . . . . . . . . . . . . .  107

                                                           Page
                                                           ----

        9.02  Representations, etc . . . . . . . . . . . .  107
        9.03  Covenants  . . . . . . . . . . . . . . . . .  107
        9.04  The Case, etc  . . . . . . . . . . . . . . .  107
        9.05  Credit Documents and Kawasaki Credit
               Agreement . . . . . . . . . . . . . . . . .  108
        9.06  Judgments  . . . . . . . . . . . . . . . . .  108
        9.07  GPA Agreements/Kawasaki Agreements . . . . .  109
        9.08  Governance . . . . . . . . . . . . . . . . .  110
        9.09  Casualties . . . . . . . . . . . . . . . . .  110
        9.10  ERISA  . . . . . . . . . . . . . . . . . . .  110
        9.11  Other Indebtedness . . . . . . . . . . . . .  111
        9.12  Change of Control  . . . . . . . . . . . . .  111

   SECTION 10.  MISCELLANEOUS  . . . . . . . . . . . . . .  113
        10.01  Payment of Expenses, etc  . . . . . . . . .  113
        10.02  Survival  . . . . . . . . . . . . . . . . .  115
        10.03  Notices . . . . . . . . . . . . . . . . . .  115
        10.04  Benefit of Agreement  . . . . . . . . . . .  115
        10.05  No Waiver; Remedies Cumulative  . . . . . .  117
        10.06  Payments Pro Rata . . . . . . . . . . . . .  117
        10.07  Calculations; Computations  . . . . . . . .  118
        10.08  GOVERNING LAW . . . . . . . . . . . . . . .  118
        10.09  Counterparts  . . . . . . . . . . . . . . .  118
        10.10  Headings Descriptive  . . . . . . . . . . .  118
        10.11  Amendment or Waiver . . . . . . . . . . . .  118
        10.12  Domicile of Loans . . . . . . . . . . . . .  120
        10.13  Confidentiality . . . . . . . . . . . . . .  120
        10.14  Set-Off . . . . . . . . . . . . . . . . . .  121
        10.15  WAIVER OF JURY TRIAL  . . . . . . . . . . .  122
        10.16  Time of the Essence . . . . . . . . . . . .  122
        10.17  Specified Lien Releases . . . . . . . . . .  122
        10.18  Administrative Agent; Collateral Agent  . .  123
        10.19  Dating and Effectiveness  . . . . . . . . .  123
        10.20  Participation by Commerce and Economic
                Development Commission . . . . . . . . . .  123
        10.21  Covenants Do Not Preclude Negotiation of a
                Plan of Reorganization . . . . . . . . . .  124
        10.22  Certain Consents  . . . . . . . . . . . . .  124
        10.23  Certain Waivers . . . . . . . . . . . . . .  124

                                                           Page
                                                           ----

   ANNEX

   Annex 1          Lenders' Commitments and Addresses

   SCHEDULES

   Schedule    1    A320 Leases
   Schedule    2    Designated Collateral
   Schedule    3    [Reserved]
   Schedule    4    [Reserved]
   Schedule    5    Deferral Aircraft
   Schedule    6    Designated Aircraft Leases
   Schedule    7    Engine Leases
   Schedule    8    Real Property
   Schedule    9    Liabilities and Obligations
   Schedule   10    Litigation
   Schedule   11    Slots, Routes and Domestic Schedule Gates
   Schedule   12    Insurance Policies and Programs
   Schedule   13    [Reserved]
   Schedule   14    Permitted First Liens
   Schedule   15    Existing Debt
   Schedule   16    Existing Investments
   Schedule   17    Kawasaki Leases
   Schedule   18    Stipulations
   Schedule   19    Aircraft Rental and Loan Reductions and
                      Deferrals
   Schedule   20    [Reserved]
   Schedule   21    [Reserved]


   EXHIBITS

   Exhibit    A     Promissory Note
   Exhibit    B     [Reserved]
   Exhibit    C     Officer's Certificate
   Exhibit    D-1   Interim Order
   Exhibit    D-2   Final Order
   Exhibit    D-3   GPA Order
   Exhibit    D-4   Northwest Order
   Exhibit    D-5   Additional Loan Order and Kawasaki Order
   Exhibit    D-6   Second Additional Loan Order
   Exhibit    D-7   Interim Extension Loan Order
   Exhibit    D-8   Final Extension Loan Order
   Exhibit    E     Action Plan Summary
   Exhibit    F     Security Agreement
   Exhibit    G     Aircraft/Engine Mortgage
   Exhibit    H     Parts Mortgage
   Exhibit    I     Initial Cash Management Agreement

                                                           Page
                                                           ----

   Exhibit    J-1   Real Property Mortgage
   Exhibit    J-2   Lessor Consent Agreement
   Exhibit    J-3   Senior Lender Agreement
   Exhibit    J-4   Assignment of Gate Leases
   Exhibit    K     Slot Deed of Conveyance
   Exhibit    L     Slot Lease Agreement
   Exhibit    M     Collateral Certificate
   Exhibit    N     Agency Agreement
   Exhibit    O     Daily Cash Management Report
   Exhibit    P     By-Law Letter Agreement
   Exhibit    Q     Officer's Certificate
   Exhibit    R     First Amendment to Cash Management
                      Agreement
   Exhibit    S     First Amendment to Agency Agreement
   Exhibit    T     First Amendments to Deeds of Trust
   Exhibit    U     Amendment No. 1 to Assignment of Gate
                      Leases
   Exhibit    V-1   First Amendment to Consent of the City of
                      Phoenix (Hangar)
   Exhibit    V-2   First Amendment to Consent of the City of
                      Phoenix (11 acre parcel)
   Exhibit    W     Consent of First Interstate Bank of
                      Arizona, N.A.
   Exhibit    X     Kawasaki Letter Regarding Intercreditor
                      Agreements
   Exhibit    Y     Officer's Certificate
   Exhibit    Z     Second Amendment to Cash Management
                      Agreement
   Exhibit    AA    Second Amendment to Agency Agreement
   Exhibit    BB    Second Amendments to Deeds of Trust
   Exhibit    CC    Assignment of Gate Leases Amendment No. 2
   Exhibit    DD-1  Second Amendment to Consent of the City of
                     Phoenix (Hangar)
   Exhibit    DD-2  Second Amendment to Consent of the City of
                      Phoenix (11 acre parcel)
   Exhibit    EE    Consent of First Interstate Bank of
                      Arizona N.A.
   Exhibit    FF    Letter Regarding Intercreditor Agreements
   Exhibit    GG    First Amendment to Security Agreement
   Exhibit    HH    Amendment No. 3 to Aircraft/Engine Mortgage
   Exhibit    II    Amendment No. 1 to Parts Mortgage
   Exhibit    JJ    First Amendment to Slot Lease Agreement
   Exhibit    KK    Management Letter Agreement
   Exhibit    LL    Northwest Release and Termination
   Exhibit    MM    Third Amendments to Deeds of Trust
   Exhibit    NN    Assignment of Gate Leases Amendment No. 3
   Exhibit    OO    Third Amendments to Consents of the City of
                      Phoenix

                                                           Page
                                                           ----


   Exhibit    PP    Second Amendment to Slot Lease Agreement
   Exhibit    QQ    Ansett Release and Termination
   Exhibit    RR    Amended and Restated Management Letter
                      Agreement
   Exhibit    SS    Amendment No. 2 to Parts Mortgage

             THIS THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 30, 1993, is entered into among AMERICA WEST AIRLINES, INC. (the "Borrower"), a Delaware
                                     --------
   corporation, as debtor and debtor-in-possession under Chapter 11 of Title 11 of the United States Code entitled "Bankruptcy" (the "Bankruptcy Code"), the Lenders, and BT
                      ---------------
   COMMERCIAL CORP., acting in the manner and to the extent described in the Agency Agreement (in such capacity, the "Administrative Agent"), and, subject to the terms and
    --------------------
   conditions set forth herein, amends and restates in its entirety the Credit Agreement, dated as of August 26, 1991, among the Borrower, the Existing Lenders (other than Kawasaki) and the Administrative Agent (the "Original Credit
                                                ---------------
   Agreement"), as heretofore amended and restated by the
   ---------
   Amended and Restated Credit Agreement, dated as of December 1, 1991, among the Borrower, the Existing Lenders, Northwest and the Administrative Agent (such Amended and Restated Credit Agreement being referred to herein as the "First
                                                     -----
   Amended and Restated Credit Agreement"), and as heretofore
   --------------------------------------
   further amended and restated by the Second Amended and Restated Credit Agreement, dated as of September 1, 1992, among the Borrower, the Existing Lenders, Ansett, the Second Amendment Lenders and the Administrative Agent (such Second Amended and Restated Credit Agreement being referred to herein as the "Second Amended and Restated Credit
                  ----------------------------------
   Agreement", and the Second Amended and Restated Credit
   ---------
   Agreement, as amended and restated hereby, and as further amended, modified or supplemented from time to time, being referred to herein as this "Agreement").
                               ---------

                          R E C I T A L S:

             WHEREAS, all capitalized terms used herein shall have the meanings provided in Section 1 below;

             WHEREAS, on June 27, 1991, the Borrower filed a voluntary petition with the Bankruptcy Court initiating the Case and has continued in the possession of its assets and in the management of its business pursuant to Sections 1107 and 1108 of the Bankruptcy Code;

             WHEREAS, pursuant to and subject to the terms and conditions of the Original Credit Agreement, the Existing Lenders (other than Kawasaki) and Northwest agreed to make Loans to the Borrower in an aggregate principal amount not to exceed $55,000,000;

             WHEREAS, pursuant to the First Amended and Restated Credit Agreement, the Original Credit Agreement was amended and restated to, among other things, provide for the

   NY1-53665.4
   making of an additional Loan by Kawasaki to the Borrower in the principal amount of $23,000,000;

             WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, the First Amended and Restated Credit Agreement was amended and restated to, among other things, provide for the making of additional Loans by GPA Sub and the Second Amendment Lenders to the Borrower in the principal amount of $53,000,000;

             WHEREAS, simultaneously with the making of such additional Loans by GPA Sub and the Second Amendment Lenders, the Borrower prepaid from the proceeds of such additional Loans all of the Loans made by Northwest under the Original Credit Agreement and outstanding under the First Amended and Restated Credit Agreement in an aggregate principal amount of $9,876,364;

             WHEREAS, after giving effect to the making of such additional Loans by GPA Sub and the Second Amendment Lenders and the prepayment of the Loans made by Northwest under the Original Credit Agreement, on the Second Amendment Effective Date, there were Loans outstanding under the Second Amended and Restated Credit Agreement in an aggregate principal amount of $110,783,636.00;

             WHEREAS, after giving effect to the making by the Borrower of scheduled payments and mandatory prepayments of Loans pursuant to and in accordance with the Second Amended and Restated Credit Agreement (including, without limitation, the waiving by the Lenders of certain mandatory prepayments), on the date hereof, there are Loans outstanding under the Second Amended and Restated Credit Agreement in an aggregate principal amount of $91,913,239.20 (of which $8,296,641.93 are Ansett Loans);

             WHEREAS, the Borrower has requested the Lenders to extend the maturity of the Loans to the Maturity Date (as hereinafter defined);

             WHEREAS, all of the Lenders are willing to extend the maturity of the Loans to the Maturity Date (as hereinafter defined), but Ansett desires that the Ansett
   Loans mature and be paid in full on September 30, 1993;

             WHEREAS, after giving effect to the foregoing extension of the maturity of the Loans to the Maturity Date (as hereinafter defined) and the foregoing payment of the Ansett Loans, there will be Loans outstanding under the Second Amended and Restated Credit Agreement in an aggregate principal amount of $83,616,597.27;

   NY1-53665.4                 -2-

             WHEREAS, subject to the terms and conditions set forth herein, the Borrower, the Lenders and the Administrative Agent desire that the Second Amended and Restated Credit Agreement be amended and restated in its entirety to provide (among other things) for the foregoing extension of the maturity of the Loans to the Maturity Date (as hereinafter defined) and the foregoing payment of the Ansett Loans;

             NOW, THEREFORE, THE PARTIES HERETO AGREE THAT THE
   AMENDED AND RESTATED CREDIT AGREEMENT IS AMENDED AND
   RESTATED TO READ IN ITS ENTIRETY AS FOLLOWS:


             SECTION 1.  DEFINITIONS.
                         -----------

             1.01 Defined Terms.  As used in this Agreement,
                  -------------
   the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

             "A320 Leases" shall mean those certain Aircraft
              -----------
   Sublease Agreements listed on Schedule 1 hereto, as the same may be amended, supplemented or otherwise modified.

             "Additional Credit" shall have the meaning
              -----------------
   provided in Section 5.02(c).

             "Additional Loan Order" shall mean an order of the
              ---------------------
   Bankruptcy Court in the form of Exhibit D-5 (as such form may be modified in a manner acceptable to each of the Lenders, in their sole and absolute discretion) to the extent, and only to the extent, such order does not constitute the "Kawasaki Order" (as such term is defined herein).

             "Administrative Agent" shall have the meaning
              --------------------
   provided in the first paragraph of this Agreement and includes any successor in such capacity.

             "Affiliate" shall mean, with respect to any
              ---------
   Person, any other Person (i) directly or indirectly con-trolling (including, but not limited to, all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person or (ii) that directly or indirectly owns more than 25% of the voting securities of such Person; provided, however, in no event
                              --------  -------
   shall any of the GPA Entities, Kawasaki, Kawasaki Enterprises Inc., Kawasaki Steel Corporation or any other Lender be considered an Affiliate of the Borrower. A Person shall be deemed to control a corporation if such Person

   NY1-53665.4                 -3-

   possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

             "Agency Agreement" shall mean the Agency Agreement
              ----------------
   among the Borrower, the Administrative Agent, the Collateral
   Agent and the Lenders in the form of Exhibit N hereto, as modified, supplemented or amended from time to time.

             "Agreement" shall mean this Third Amended and
              ---------
   Restated Credit Agreement, as modified, supplemented or amended from time to time.

             "Aircraft/Engine Mortgage" shall mean,
              ------------------------
   collectively, the Aircraft and Engine Chattel Mortgage and Security Agreement in the form of Exhibit G hereto, and the Spare Parts Chattel Mortgage and Security Agreement in the form of Exhibit H hereto, as same may be amended, modified or supplemented from time to time.

             "Aircraft Finance Agreement" shall mean the
              --------------------------
   Aircraft Finance Agreement, dated as of September 28, 1990, between the Borrower and Kawasaki, as amended and restated in its entirety by the Kawasaki Restructuring Agreement, the Kawasaki Put Agreement and the Kawasaki Credit Agreement, and as further amended, supplemented or modified from time to time.

             "Amended and Restated Management Letter Agreement"
              ------------------------------------------------
   shall mean a letter agreement in the form of Exhibit RR hereto, as the same may be amended, modified or supplemented from time to time.

             "Amendment Effective Date" shall have the meaning
              ------------------------
   specified in Section 5.03.

             "Ansett" shall mean Ansett Worldwide Aviation,
              ------
   U.S.A., a Nevada partnership, and its successors and assigns.

             "Ansett Loans" shall mean all of the loans made by
              ------------
   Ansett under the Second Amended and Restated Credit
   Agreement and outstanding immediately prior to the Third
   Amendment Effective Date in an aggregate principal amount of $8,296,641.93.

             "Asset Sale" shall mean the sale, transfer or
              ----------
   other disposition to any Person after the Filing Date of any property or other assets of the Borrower; provided, however,
                                             --------  -------
   Asset Sale shall not include the sale, transfer or other

   NY1-53665.4                 -4-

   disposition of property or other assets referred to in
   Section 8.02(i) to the extent that the aggregate Net
   Proceeds in any one fiscal year of the Borrower from the sale, transfer or other disposition of all such property or other assets do not exceed $1,000,000.

             "Assignment of Gate Leases" shall mean an
              -------------------------
   Assignment of Gate Leases in the form of Exhibit J-4 hereto, as same may be amended, modified or supplemented from time to time.

             "Authorized Officer" shall mean and include the
              ------------------
   Chief Executive Officer, the Chief Operating Officer, a Senior Vice President, an Executive Vice President, the Treasurer, an Assistant Treasurer, or the Vice President and Controller of the Borrower.

             "Aviation Act" shall mean the Federal Aviation Act
              ------------
   of 1958, as amended from time to time, or any similar legis-lation of the United States enacted in substitution or replacement thereof.

             "Bankruptcy Code" shall have the meaning provided
              ---------------
   in the first paragraph of this Agreement.

             "Bankruptcy Court" shall mean the United States
              ----------------
   Bankruptcy Court, District of Arizona, or such other court having jurisdiction over the Case from time to time.

             "Borrower" shall have the meaning specified in the
              --------
   first paragraph of this Agreement.

             "Business Day" shall mean any day except Saturday,
              ------------
   Sunday and any other day which shall be in New York City a legal holiday or a day on which banking institutions are authorized by law or other government action to close and, when used with respect to a Loan or interest thereon, shall include a London Business Day.

             "By-Law Letter Agreement" shall mean a letter
              -----------------------
   agreement in the form of Exhibit P hereto, as same may be amended, modified or supplemented from time to time.

             "Capital Expenditures" shall have the meaning
              --------------------
   provided in Section 8.07.

             "Case" shall mean the Chapter 11 case of the
              ----
   Borrower pending in the Bankruptcy Court.

             "Cash Covenant Amount" shall have the meaning
              --------------------
   provided in Section 8.15(d).

   NY1-53665.4                 -5-

             "Cash Equivalents" shall mean, as to any Person,
              ----------------
   (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumental-ity thereof (provided that the full faith and credit of the United States is pledged in support thereof) having matur-ities of not more than six months from the date of acqui-sition, (ii) domestic time deposits and certificates of deposit of any commercial bank incorporated in the United States of recognized standing having capital and surplus in excess of $500,000,000 and having unsecured debt rated at least A or the equivalent thereof from Standard & Poor's Corporation (an "Eligible Bank") on the date of making of
                    -------------
   the deposit with maturities of not more than six months from the date of acquisition by such Person, (iii) repurchase obligations entered into with an Eligible Bank with a term of not more than seven days for underlying securities of the types described in clause (i) above, (iv) commercial paper issued by the parent corporation of any Eligible Bank on the date of the acquisition of the commercial paper (provided that the parent corporation and the bank are both incorpor-ated in the United States) and commercial paper issued by any Person incorporated in the United States rated, on the date of the acquisition of the commercial paper, at least A-1 or the equivalent thereof by Standard & Poor's Corporation or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc., and in each case maturing not more than six months after the date of acquisition by such Person and (v) shares or interests in any money market mutual fund substantially all of the assets of which are required to be invested in securities of the type described in clause (i) above and which is rated AAA or the equivalent by Standard & Poor's Corporation and P-1 or the equivalent by Moody's Investors Service, Inc.

             "Code" shall mean the Internal Revenue Code of
              ----
   1986, as amended from time to time. Section references to the Code are to the Code, as in effect at the date of this Agreement, and to any subsequent provisions of the Code amendatory thereof, supplemental thereto or substituted therefor.

             "Collateral" shall mean all "Collateral" under,
              ----------
   and as defined in, the Orders or any Security Document.

             "Collateral Agent" shall mean the Administrative
              ----------------
   Agent acting as collateral agent, or any Person engaged or otherwise designated by the Administrative Agent to act as collateral agent, pursuant to the Agency Agreement and the Security Documents.

   NY1-53665.4                 -6-

             "Commitment" shall mean, with respect to each
              ----------
   Lender, (i) at any time on or prior to the Second Amendment Effective Date, the amount of such Lender's aggregate commitment to make loans under the Original Credit Agreement, the First Amended and Restated Credit Agreement and/or the Second Amended and Restated Credit Agreement, as set forth opposite such Lender's name in Annex I thereto directly below the column entitled "Commitment", and (ii) at any time after the Second Amendment Effective Date, the loans of such Lender outstanding under the Second Amended and Restated Credit Agreement and this Agreement.

             "Concentration Account" shall have the meaning
              ---------------------
   provided in the Initial Cash Management Agreement or any other cash management arrangements entered into by the Borrower at the request of the Required Lenders pursuant to
   Section 7.10.

             "Confidential Material" shall have the meaning
              ---------------------
   provided in Section 10.13.

             "Contingent Obligation" shall mean, as to any
              ---------------------
   Person, any obligation of such Person guaranteeing any indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary
     -------------------                             -------
   obligor") in any manner, whether directly or indirectly,
   -------
   including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds
   (x) for the purchase or payment of any such primary obliga-tion or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase prop-erty, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless or give "comfort" to the holder of such primary obligation against loss in respect thereof; provided,
                                               --------
   however, that the term Contingent Obligation shall not
   -------
   include endorsements of instruments for deposit or collec-tion in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obliga-tion in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

   NY1-53665.4                 -7-

            "Controlled Group" shall mean all members of a
             ----------------
   controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with and including the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code.

             "Credit Documents" shall mean this Agreement, each
              ----------------
   Note, the Agency Agreement, each Security Document, each certificate delivered hereunder or thereunder and each other document designated as such.

             "Customary Permitted Liens" shall mean
              -------------------------

                  (i)  Liens (other than Environmental Liens
        and any Lien imposed under ERISA) for taxes, assess-ments or charges of any Governmental Authority or claim not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained;

                 (ii)  Liens perfected after the Filing Date
        under Section 546 of the Bankruptcy Code, statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens (other than any Lien imposed under ERISA) imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained;

                (iii) Liens (other than any Lien imposed under ERISA) incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, contracts (other than for the repay-ment of Indebtedness or with respect to leases of real or personal property), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

                 (iv)  easements (including, without limita-
        tion, reciprocal easement agreements and utility agreements), rights-of-way and land use covenants (whether or not recorded), which do not interfere materially with the ordinary conduct of the business of the Borrower and which do not materially detract from

   NY1-53665.4                 -8-

        the value or transferability of the property to which they attach or impair the use thereof to the Borrower or as Collateral;

                  (v)  rights of tenants, subtenants,
        franchisees or parties in possession (other than a debtor in possession, trustee in bankruptcy or receiver of the Borrower of Real Property owned or leased by the Borrower), or options or rights of first refusal, whether pursuant to leases, subleases, franchise agreements, other occupancy agreements or otherwise, with respect to real property owned by the Borrower, if such rights were vested on the Filing Date or created thereafter in the ordinary course of business in transactions permitted under this Agreement;

                 (vi) extensions, renewals or replacements of any Lien referred to in paragraphs (i) through (iv) above, provided, that the principal amount of the
               --------
        obligation secured thereby is not increased and that any such extension, renewal or replacement is limited to the property originally encumbered thereby;

                (vii) building restrictions, zoning laws and other statutes, laws, rules, regulations, ordinances and restrictions related to the use of Real Property, and any amendments thereto, now or at any time hereafter adopted by any Governmental Authority having jurisdiction; and

               (viii) pooling, interchange and other similar arrangements customary in the ordinary course of the Borrower's business as and to the extent permitted under the Permitted First Liens and the Security Documents.

             "Default" shall mean any event, act or condition
              -------
   which with notice or lapse of time, or both, would constitute an Event of Default.

             "Deferral Aircraft" shall mean the aircraft
              -----------------
   described on Schedule 5 hereto.

             "Designated Aircraft Leases" shall mean those
              --------------------------
   certain Aircraft Lease Agreements listed on Schedule 6 hereto, as the same may be amended, supplemented or otherwise modified from time to time.

             "Designated Collateral" shall mean the Collateral
              ---------------------
   described in Schedule 2.

   NY1-53665.4                 -9-

             "Distribution", with respect to any Person, shall
              ------------
   mean that such Person has declared or paid any dividend or returned any capital to, its stockholders or authorized or made any other distribution, payment or delivery of property or cash to its stockholders as such, or redeemed, retired, purchased, or otherwise acquired, directly or indirectly, for consideration, any shares of any class of its capital stock (or any options or warrants issued by such Person with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock of such Person (or any options or warrants issued by such Person with respect to its capital stock), or shall have paid or made provision for payment of any profit sharing arrangement. Without limiting the foregoing, "Distributions" with respect to any Person shall also include all payments made or required to be made by such Person with respect to any stock appreciation rights plans, equity incentive or achievement plans or any similar plans or the setting aside of any funds for the foregoing purposes.

             "Dollars" and the sign "$" shall each mean freely
              -------                -
   transferable lawful money of the United States (expressed in dollars).

             "Domestic Gates" shall mean each landing gate
              --------------
   located at an airport within the United States.

             "DOT" shall mean the United States Department of
              ---
   Transportation or similar regulatory authority established in replacement thereof.

             "Effective Date" shall have the meaning provided
              --------------
   in Section 5.01.

             "1110 Indebtedness" shall mean any Indebtedness
              -----------------
   secured by a Lien described in Section 1110 of the Bankruptcy Code.

             "Eligible Receivable" shall mean, at the time of
              -------------------
   any determination thereof, any Receivable (as defined in the Security Agreement) of the Borrower which meets the follow-ing standards of eligibility:

             (i) the Borrower has lawful and absolute title to such Receivable;

            (ii)  such Receivable is a valid, binding and
                  legally enforceable obligation of the Account

    NY1-53665.4                 -10-

                  Debtor (as defined in the Security Agreement) who is obligated under such Receivable;

           (iii)  such Receivable is not subject to any
                  litigation, or other proceeding, dispute, setoff, counterclaim or other claim or defense on the part of the Account Debtor denying liability under such Receivable in whole or in part;

            (iv) the Borrower has the full and unqualified right to assign and grant Liens in such Receivable to the Collateral Agent as security for the Obligations;

             (v) such Receivable is not subject to any Lien in favor of any other Person;

            (vi)  such Receivable is a bona fide Receivable
                                       ---- ----
                  consisting of a proper and accurate amount due from the Account Debtor arising from the sale of goods or the rendering of services in the ordinary course of the Borrower's business and which does not consist of a prepaid expense, warranty payment or claim against any manufacturer, vendor, supplier or other Person or an adjustment for unreported sales or any other travel agency adjustment, except that 75% of the amount of an adjustment for unreported sales or any other travel agency adjustment may constitute an Eligible Receivable;

           (vii)  with respect to such Receivable, no Account
                  Debtor is

                  (a)  incorporated in or primarily conducting
                       business in any jurisdiction located
                       outside the United States;

                  (b)  an Affiliate of the Borrower;

                  (c)  a foreign government or any agency,
                       department, or instrumentality thereof;

                  (d)  the subject of any reorganization,
                       bankruptcy, receivership, custodianship, insolvency, or other like condition, except an Account Debtor that is an airline whose Receivable is through the Airline Clearing House;

   NY1-53665.4                 -11-

                  (e)  an agency, department, or instrumental-
                       ity of the United States or any state or local governmental authority in the United States unless the requirements of the Assignment of Claims Act of 1940, as amended, and any similar state or local legislation shall have been satisfied in respect thereof and the Required Lenders are satisfied as to the absence of set-offs, counterclaims and other defenses to payment on the part of the United States or such state or local govern-mental authority; or

                   (f) a Person as to which the Borrower has
                       modified its standard terms of payment
                       as a result of concerns about the
                       creditworthiness of such Account Debtor
                       (e.g., by requiring prepayment or cash
                        ----
                       on delivery);

          (viii) such Receivable is not outstanding more than 180 days;

            (ix) such Receivable is not a Receivable owing by an Account Debtor which, at the time of any determination of Eligible Receivables, owes any amount with respect to any Receivable that has been outstanding more than 180 days;

             (x) with respect to the Account Debtor under such Receivable, the Borrower is not indebted to such Account Debtor for any goods provided or services rendered by such Account Debtor or otherwise, except an Account Debtor that is an airline whose Receivable is through the Airline Clearing House;

            (xi)  such Receivable is not payable in any
                  consideration other than cash and in U.S.
                  Dollars; and

           (xii) such Receivable is evidenced by an invoice or other writing, if any, customary and appropriate in the air transportation business, and is not evidenced by any instrument or chattel paper.

   A Receivable which is at any time an Eligible Receivable, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be an Eligible

   NY1-53665.4                 -12-

   Receivable until such time as it once again meets all of the foregoing requirements. Notwithstanding the provisions of the preceding clause (iii), a Receivable which is at any time subject to a dispute on the part of the Account Debtor denying liability under such Receivable in part shall constitute an Eligible Receivable to the extent of the portion thereof which is not in dispute (so long as such Receivable otherwise satisfies all of the foregoing requirements). In addition, any such Receivable which is in dispute as to a portion thereof shall not preclude another Receivable of the same Account Debtor from constituting an Eligible Receivable pursuant to the provisions of the preceding clause (ix).

             "Engine Collateral" shall mean the three CFM 56-3B
              -----------------
   engines of the Borrower bearing manufacturer's serial numbers 720601, 720772 and 720867.

             "Engine Leases" shall mean those certain Engine
              -------------
   Sublease Agreements listed on Schedule 7 hereto, as the same may be amended, supplemented or otherwise modified.

             "Environmental Lien" shall mean a Lien in favor of
              ------------------
   any Governmental Authority for (i) any liability under Hazardous Materials Laws or (ii) damages arising from or costs incurred by such Governmental Authority in response to a release or threatened release of Hazardous Materials.

             "ERISA" shall mean the Employees Retirement Income
              -----
   Security Act of 1974, as amended from time to time. Section references to ERISA, are to ERISA, as in effect at the date of this Agreement, and to any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

             "Event of Default" shall have the meaning provided
              ----------------
   in Section 9.

             "Event of Default Collateralization Amount" shall
              -----------------------------------------
   have the meaning provided in Section 7.10(b).

             "Existing Debt" shall have the meaning provided in
              -------------
   Section 8.05.

             "Existing Lenders" shall mean GPA Leasing USA I,
              ----------------
   Inc., GPA Sub and Kawasaki Leasing International Inc.

             "Existing Secured Debt" shall mean all Indebted-
              ---------------------
   ness of the Borrower secured on the Filing Date by Permitted
   First Liens.

   NY1-53665.4                 -13-

             "FAA" shall mean the Federal Aviation Adminis-
              ---
   tration or similar regulatory authority established in replacement thereof.

             "Facility Fee" shall have the meaning provided in
              ------------
   Section 3.01.

             "Fees" shall mean all amounts payable pursuant to
              ----
   or referred to in Section 3.01.

             "Filing Date" shall have the meaning provided in
              -----------
   the second Whereas clause of this Agreement.

             "Final Extension Loan Order" shall mean an order
              --------------------------
   of the Bankruptcy Court in the form of Exhibit D-8 (as such form may be modified pursuant to Section 7.10(a) in a manner acceptable to the Required Lenders, in their sole and absolute discretion, and as such form may otherwise be modified in a manner acceptable to each of the Lenders, in its sole and absolute discretion).

             "Final Order" shall have the meaning provided in
              -----------
   Section 5.02(c).

             "First Amended and Restated Credit Agreement"
              -------------------------------------------
   shall have the meaning specified in the first paragraph of this Agreement.

             "Foreign Lender" shall have the meaning provided
              --------------
   in Section 2.10(a).

             "Governmental Actions" shall mean any regulations,
              --------------------
   authorizations, applications, approvals, consents, exemp-tions, filings, licenses, notices, registrations, orders, rulings, decrees, judgments, permits, guidance, policy or program and other requirements of, to or with any Governmental Authority.

             "Governmental Authority" shall mean any government
              ----------------------
   (federal, foreign, state, local or other) and any governmental or quasi-governmental, regulatory, judicial or public authority, board, body, commission, bureau, agency or the like.

             "GPA Agreements" shall mean, collectively, the
              --------------
   A320 Leases, the Engine Leases, the Put Agreement and the
   Designated Aircraft Leases.

             "GPA Entity" shall mean GPA Group plc or any
              ----------
   Subsidiary thereof, and their successors and assigns.

   NY1-53665.4                 -14-

             "GPA Order" shall have the meaning provided in
              ---------
   Section 5.01(h).

             "GPA Sub" shall mean GPA Leasing USA Sub I, Inc.,
              -------
   a Connecticut corporation, and its successors and assigns.

             "Hazardous Materials" shall mean (i) any oil,
              -------------------
   flammable substance, explosives, radioactive materials,
   hazardous wastes or substances, toxic wastes or substances, asbestos or any other materials or pollutants which because of characteristics of flammability, ignitibility, corros-
   sivity or reactivity, or because they exist in such quantity or manner, are required by a Governmental Authority to be
   reported or remediated; (ii) any chemical, material sub-
   stance or constituent defined as or included in the defini-
   tion of "hazardous pollutants" (under Section 112 of the
   Clean Air Act, as it may be amended from time to time),
   "hazardous substance," "hazardous waste," "hazardous
   materials," "extremely hazardous waste," "restricted
   hazardous waste," or "toxic substances" or words of similar import under any applicable local, state or federal law or under the regulations adopted, or publications promulgated pursuant thereto, including, without limitation, the
   Comprehensive Environmental Response, Compensation and
   Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et
                                                              --
   seq.; the Hazardous Materials Transportation Act, as
   ---
   amended, 49 U.S.C. Section 1801, et seq.; the Resource
                                    -- ---
   Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901, et seq.; the Clean Water Act, as amended, 33 U.S.C. Section 1251,
   -- ---
   et seq.; Toxic Substances Control Act, 15 U.S.C.
   -- ---
   Section 2601-2629; Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Section 136-136y; or similar state statutes; and
   (iii) any other chemical, material or substance, release or discharge of which or exposure to which is prohibited, limited or regulated by any Governmental Authority or may or could pose a hazard to the health and safety of the occupants of any of the properties of the Borrower or the owners and/or occupants of property under, adjacent to or surrounding any such property. References herein to Collateral in respect of Hazardous Materials also include all property on (including but not limited to buildings, improvements, soils or ground waters) or under the surface thereof or adjacent thereto or surrounding the property on or under which the Collateral is located.

             "Hazardous Materials Claims" shall mean any and
              --------------------------
   all enforcement, remediation, clean-up, removal or other Governmental Actions instituted or completed by any Person pursuant to any Hazardous Materials Laws, or any written notice of any enforcement, clean-up, removal or other Governmental Actions or orders pursuant to any Hazardous

   NY1-53665.4                 -15-

   Materials Laws, together with all claims made by any third party against the Borrower or any of its properties relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials.

             "Hazardous Materials Laws" shall mean any and all
              ------------------------
   federal, state or local laws, ordinances, rules, regula-tions, or other enforceable requirements now or hereafter existing or enacted relating to the environment, health and safety, and Hazardous Materials (including, without limita-tion, the use, handling, transfer, consolidation, transpor-tation, production, disposal, discharge or storage thereof) or to industrial hygiene or the environmental conditions on, under or about any of the property of the Borrower, including, without limitation, soil and groundwater conditions.

             "High Density Airport" shall mean and include each
              --------------------
   of John F. Kennedy, Washington National, Newark and O'Hare
   Airports.

             "Indebtedness" shall mean, as to any Person, with-
              ------------
   out duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder, (iii) all liabilities of the types described in clauses (i), (ii), (iv), (v), (vi) and (vii) of this definition and secured by any Lien on any property (including, without limitation, a leasehold interest) owned by such Person, whether or not such liabilities have been assumed by such Person, (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all Contingent Obligations of such Person,
   (vi) all obligations of such Person under "take-or-pay" or other similar arrangements and (vii) all obligations of such Person under interest rate or currency exchange protection or other similar agreements, provided that Indebtedness
                                --------
   shall not include trade payables and accrued expenses, in each case arising in the ordinary course of business, or the Permitted Expenses.

             "Initial Cash Management Agreement" shall mean the
              ---------------------------------
   Cash Management Agreement among the Local Bank, the
   Collateral Agent and the Borrower in the form of Exhibit I hereto, as modified, supplemented or amended from time to time.

             "Inter-Creditor Agreement" means the Inter-
              ------------------------
   Creditor Agreement dated as of August 26, 1991 between the

   NY1-53665.4                 -16-

   Collateral Agent, the Lenders and First Interstate Bank of
   Arizona, N.A., as same may be amended, modified or supplemented from time to time.

             "Interest Payment Date" shall have the meaning
              ---------------------
   provided in Section 2.07(c).

             "Interest Period" shall mean, with respect to each
              ---------------
   Loan, the period from the date of the disbursement of such Loan to the first Interest Payment Date and each period thereafter beginning and ending on successive Interest Payment Dates; provided, however, that in the event that any
                  --------  -------
   amount is not paid when due, "Interest Period" shall mean such period consisting of one Business Day, one week, one month or three months as the Administrative Agent may select in its sole and absolute discretion. The Administrative Agent shall notify the Lenders and the Borrower of any such selection.

             "Interim Extension Loan Order" shall mean an order
              ----------------------------
   of the Bankruptcy Court in the form of Exhibit D-7 (as such form may be modified in a manner acceptable to each of the Lenders, in its sole and absolute discretion).

             "Interim Order" shall have the meaning provided in
              -------------
   Section 5.02(c).

             "Investment Account" shall have the meaning
              ------------------
   provided in the Initial Cash Management Agreement or any other cash management arrangements entered into by the Borrower at the request of the Required Lenders pursuant to
   Section 7.10.

             "Investment Account Minimum" shall have the
              --------------------------
   meaning provided in Section 8.15(e).

             "Kawasaki" shall mean Kawasaki Leasing
              --------
   International Inc., a Delaware corporation.

             "Kawasaki Agreements" shall mean and include
              -------------------
   (i) the Aircraft Finance Agreement, (ii) the Kawasaki Leases, (iii) the Kawasaki Credit Agreement, (iv) the Kawasaki Restructuring Agreement, (v) the Kawasaki Put Agreement, and (vi) all leases and subleases entered into from time to time under and pursuant to the Kawasaki Put Agreement.

             "Kawasaki Credit Agreement" shall mean the Loan
              -------------------------
   Restructuring Agreement, dated as of December 1, 1991, between the Borrower and Kawasaki, as amended, supplemented or modified from time to time.

   NY1-53665.4                 -17-

             "Kawasaki Leases" shall mean those certain
              ---------------
   agreements listed on Schedule 17 hereto, as the same may be amended, supplemented or modified from time to time.

             "Kawasaki Order" shall mean an order of the
              --------------
   Bankruptcy Court in the form of Exhibit D-5 (as such form may be modified in a manner acceptable to Kawasaki, in its sole and absolute discretion) to the extent, and only to the extent, such order relates to the Kawasaki Agreements (and the authorization of the Borrower to enter into and perform its obligations under the Kawasaki Agreements) and affords administrative priority to the obligations of the Borrower under the Kawasaki Credit Agreement.

             "Kawasaki Put Agreement" shall mean the Put
              ----------------------
   Agreement, dated as of December 1, 1991, between the Borrower and Kawasaki, as amended, supplemented or modified from time to time.

             "Kawasaki Restructuring Agreement" shall mean the
              --------------------------------
   Restructuring Agreement, dated as of December 1, 1991, between the Borrower and Kawasaki, as amended, supplemented or modified from time to time.

             "Kawasaki Stipulations" shall mean and include
              ---------------------
   (i) the Joint Stipulation with Respect to Bankruptcy Code
   Section 1110 . . . [N160AW], (ii) the Joint Stipulation with Respect to Bankruptcy Code Section 1110 . . . [N910AW], and
   (iii) the Joint Stipulation with Respect to Bankruptcy Code
   Section 1110 . . . [720-601, 720-772, 720-867].

             "Lender" shall mean each institution listed in
              ------
   Annex I, as well as any Person that becomes a "Lender" hereunder pursuant to Section 10.04.

             "Lessor Lenders" shall mean (i) GPA Leasing USA I,
              --------------
   Inc., GPA Sub and each other Subsidiary of GPA Group plc which is or hereafter becomes a Lender, and (ii) Kawasaki and each Subsidiary of Kawasaki Enterprises, Inc. which is or hereafter becomes a Lender; provided that each such
                                  --------
   Person shall only be a "Lessor Lender" at such times as it is a Lender hereunder.

             "LIBOR" shall mean for each Interest Period:
              -----

                  (i)  the rate of interest determined by the
        Administrative Agent as follows:

                  (y)  On the second London Business Day prior
        to the first day of an Interest Period (a "LIBOR
                                                   -----
        Determination Date"), the Administrative Agent will
        ------------------

   NY1-53665.4                 -18-

        determine the arithmetic mean of the offered rates for deposits in United States dollars for the period in its good faith judgment comparable to the Interest Period which appear on the Reuters Screen LIBO Page at approximately 11:00 A.M., London time, on such LIBOR Determination Date. "Reuters Screen LIBO Page" means
                              ------------------------
        the display designated as Page "LIBO" on the Reuters Monitor Money Rate Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). If only one such rate is quoted, then LIBOR shall mean such quoted rate; or

                  (z)  If no offered rates appear on the
        Reuters Screen LIBO Page, the Administrative Agent will request the principal London offices of each of four major banks in the London interbank market, as selected by the Administrative Agent, to provide the Adminis-trative Agent with its offered quotations, or the rate at which it would offer, for deposits in United States dollars for a period comparable to the Interest Period to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than U.S. $1 million that is representative of a single transaction in such market at such time, and LIBOR will be the arithmetic mean of all such quotations provided or, if only one quotation is provided, such quotation; in either case divided by
                                                    -------

                 (ii)  an amount equal to one minus the
        aggregate (but without duplication) weighted average of the maximum rates (expressed as a decimal) of reserve requirements in effect from time to time (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) as in effect from time to time or offshore Dollar liabilities which are required to be maintained by a member bank of such System (such rate to be adjusted to the next higher 1/100 of 1%).

             "Lien" shall mean any mortgage, pledge, hypothe-
              ----
   cation, encumbrance, lien (statutory or other), or other security agreement of any kind or nature whatsoever (includ-ing, without limitation, any conditional sale or other title retention agreement and any lease having substantially the

   NY1-53665.4                 -19-

   same effect as any of the foregoing and any assignment or deposit arrangement in the nature of a security device).

             "Lien Termination Date" shall have the meaning
              ---------------------
   provided in Section 10.17.

             "Loan" shall mean a loan by a Lender to the
              ----
   Borrower under and pursuant to the Original Credit
   Agreement, the First Amended and Restated Credit Agreement and/or the Second Amended and Restated Credit Agreement.

             "Local Bank" shall have the meaning provided in
              ----------
   the Initial Cash Management Agreement.

             "London Business Day" shall mean any day on which
              -------------------
   dealings in deposits in United States dollars are transacted in the London interbank market.

             "Margin Stock" shall have the meaning provided in
              ------------
   Regulation U of the Board of Governors of the Federal
   Reserve System.

             "Management Letter Agreement" shall mean a letter
              ---------------------------
   agreement in the form of Exhibit KK hereto, as the same may be amended, modified or supplemented from time to time.

             "Maturity Date" shall mean the earliest of
              -------------
   (x) June 30, 1994, (y) the effective date of a confirmed plan of reorganization for the Borrower under Chapter 11 of the Bankruptcy Code and (z) the date of substantial consummation (as such term is defined in Section 1101 of the Bankruptcy Code) of a plan of reorganization for the Borrower under Chapter 11 of the Bankruptcy Code.

             "Merchant Agreement Supplement" shall mean an
              -----------------------------
   amendment to the Supplement to Merchant Agreement, dated as of March 15, 1991, between the Borrower and First Interstate Bank of Arizona, N.A., as modified, supplemented or amended from time to time with the prior written consent of the Required Lenders.

             "Mortgage" shall mean the Mortgages in the forms
              --------
   of Exhibit J-1 hereto, as same may be amended, modified or supplemented from time to time.

             "Mortgaged Property" shall have the meaning
              ------------------
   provided in Section 5.01(f).

             "Multiemployer Plan" shall mean a "multiemployer
              ------------------
   plan" as defined in Section 4001(a)(3) of ERISA.

   NY1-53665.4                 -20-

             "Net Proceeds" shall mean for each Asset Sale the
              ------------
   proceeds (net of expenses actually paid by the Borrower as a result thereof) received by the Borrower from such Asset Sale less any Existing Secured Debt or any Indebtedness secured by a Permitted First Lien, including, without limitation, interest period breakage or make-whole premiums payable in connection therewith, of the Borrower required, as permitted by the Bankruptcy Court, to be repaid with such proceeds.

             "Northwest" shall mean Northwest Airlines, Inc., a
              ---------
   Minnesota corporation.

             "Northwest Order" shall have the meaning provided
              ---------------
   in Section 5.01(h).

             "Note" shall have the meaning provided in Section
              ----
   2.05(a).

             "Notice Office" shall mean the office of the
              -------------
   Administrative Agent shown opposite its name on the signa-ture pages hereof, or such other office as the Administra-tive Agent may hereafter designate in writing as such to the other parties hereto.

             "Obligations" and "Credit Agreement Obligations"
              -----------       ----------------------------
   shall mean all amounts payable at any time or from time to time and all other liabilities and obligations of the Borrower owing to the Administrative Agent, the Collateral Agent or any Lender pursuant to the terms of this Agreement or any other Credit Document.

             "Official Committee" shall mean any official
              ------------------
   committee appointed in the Case with the approval of the Bankruptcy Court.

             "Operating Plan" shall mean the Borrower's Summary
              --------------
   Pro Forma Financial Statements, Plan Revision No. 9, June 1993 through December 1994, dated July 15, 1993, a certified copy of which has been delivered to the Administrative Agent and each Lender, as the same has been amended, supplemented and modified by the Borrower's Plan Revision No. 9 Amendments, dated September 21, 1993, a certified copy of which has been delivered to the Administrative Agent and each Lender, and as the same may be further amended, supplemented or otherwise modified with the consent of the Required Lenders.

             "Operating Route" shall mean any Route which is
              ---------------
   being operated such that it is not likely to be deemed
   "dormant" by the DOT.

   NY1-53665.4                 -21-

             "Orders" shall mean and include the Interim Order,
              ------
   the Final Order, the Additional Loan Order, the Second
   Additional Loan Order, the Interim Extension Loan Order and the Final Extension Loan Order.

             "Original Credit Agreement" shall have the meaning
              -------------------------
   specified in the first paragraph of this Agreement.

             "Payment Office" shall mean the account of the
              --------------
   Administrative Agent located at One Bankers Trust Plaza, New York, New York 10006, or such other account as the Adminis-trative Agent may hereafter designate in writing as such to the other parties hereto.

             "PBGC" shall mean the Pension Benefit Guaranty
              ----
   Corporation established pursuant to Section 4002 of ERISA or any successor thereto.

             "Pension Plan" shall mean any employee benefit
              ------------
   plan which is subject to the provisions of Title IV of ERISA and which is maintained for employees of the Borrower or any member of the Controlled Group, other than a Multiemployer Plan.

             "Percentage" shall mean, for each Lender, a
              ----------
   fraction (expressed as a percentage), the numerator of which is the outstanding principal amount of the Loans of such Lender, as in effect at the time of determination, and the denominator of which is the outstanding principal amount of the Loans of all of the Lenders, as in effect at such time.

             "Permitted Expenses" shall mean all fees and
              ------------------
   expenses of professionals retained pursuant to Section 327 of the Bankruptcy Code by the Borrower or by an Official Committee, and expenses of members of an Official Committee, and all compensation awarded under Sections 503(b)(2) through 503(b)(6) of the Bankruptcy Code, as such may be allowed by the Bankruptcy Court and paid by the Borrower from time to time, provided, however, that upon the
                      --------  -------
   occurrence of an Event of Default, then, from and after such event, Permitted Expenses shall mean the sum of (i) all amounts previously paid by the Borrower to professionals retained by the Borrower or an Official Committee, or Official Committee members' expenses, and all compensation awarded under Sections 503(b)(2) through 503(b)(6) of the Bankruptcy Code, as of the date of such Event of Default, and (ii) $1,000,000 of such expenses if such date occurs prior to January 1, 1992 and $2,000,000 of such expenses if such date occurs after December 31, 1991, and, provided,
                                                  --------
   further, however, that Permitted Expenses shall not include
   -------  -------
   expenses incurred in connection with any objection to the

   NY1-53665.4                 -22-

   validity, priority or extent of any Lien or priority status granted to the Lenders hereunder or pursuant to any of the Orders or to the enforceability of any rights granted hereunder or under the other Credit Documents, the GPA Agreements or the Kawasaki Agreements or any of the Orders or the GPA Order or the Kawasaki Order.

             "Permitted First Liens" shall mean the Liens
              ---------------------
   described in clauses (i), (v), (viii) and (ix) of Section
   8.01.

             "Person" shall mean any individual, partnership,
              ------
   joint venture, firm, corporation, association, trust or other enterprise or Governmental Authority.

             "Projections" shall have the meaning provided in
              -----------
   Section 6.06(e).

             "Put Agreement" shall mean that certain A320 Put
              -------------
   Agreement, dated as of June 25, 1991, between GPA Group plc and the Borrower, as the same may be amended, supplemented or otherwise modified from time to time.

             "Real Property" shall mean all of the right, title
              -------------
   and interest of the Borrower in and to land, improvements and fixtures, including leaseholds and Domestic Gates.

             "Required Lenders" at any time shall mean Lenders
              ----------------
   the principal amount of whose Loans outstanding exceed 75% of the total principal amount of Loans outstanding (it being understood that the use of the term "Required Lenders" shall be subject to the provisions of the first sentence of
   Section 10.11, which provisions may require the consent of or other action by Lenders whose Loans exceed a greater percentage than the percentage stated in this definition).

             "Routes" shall mean international route
              ------
   authorities held by the Borrower.

             "SEC" shall have the meaning provided in Section
              ---
   7.01(e).

             "Second Additional Loan Order" shall mean an order
              ----------------------------
   of the Bankruptcy Court in the form of Exhibit D-6 (as such form may be modified pursuant to Section 7.10(a) in a manner acceptable to the Required Lenders, in their sole and absolute discretion, and as such form may otherwise be modified in a manner acceptable to all of the Lenders, in their sole and absolute discretion).

   NY1-53665.4                 -23-

             "Second Amended and Restated Credit Agreement"
              --------------------------------------------
   shall have the meaning specified in the first paragraph of this Agreement.


             "Second Amendment Effective Date" shall have the
              -------------------------------
   meaning specified in Section 5.04.

             "Second Amendment Lender" shall mean Ansett and
              -----------------------
   each Lender (other than an Existing Lender) that became a Lender and made a Loan on the Second Amendment Effective
   Date.

             "Section 7.10(c) Amount" shall have the meaning
              ----------------------
   provided in Section 7.10(c).

             "Secured Creditors" shall mean each of the
              -----------------
   Lenders, the Collateral Agent and the Administrative Agent.

             "Security Agreement" shall mean a Security
              ------------------
   Agreement in the form of Exhibit F hereto, as the same may be amended, modified or supplemented from time to time.

             "Security Documents" shall mean and include the
              ------------------
   Orders, the Security Agreement, the Inter-Creditor Agreement, the Mortgage, the Assignment of Gate Leases, the Aircraft/Engine Mortgage, the Slot Deed of Conveyance, the Slot Lease, the Initial Cash Management Agreement and the other agreements related to the Concentration Account and/or the Investment Account, and any ancillary documentation which is required or otherwise executed to evidence and/or perfect the liens and security interests and other rights granted to the Collateral Agent on behalf of the Lenders pursuant to this Agreement, the Orders, the Security Agreement, the Inter-Creditor Agreement, the Mortgage, the Aircraft/Engine Mortgage, the Slot Deed of Conveyance, the Slot Leases, the Initial Cash Management Agreement and the other agreements related to the Concentration Account and/or the Investment Account.

             "Slot" shall mean all of the rights, titles,
              ----
   interest and privileges of an air carrier in and to the primary operating authority granted by the FAA pursuant to Title 14, to conduct one Instrument Flight Rule (as defined under the Aviation Act) take-off or landing in a specified one-hour or half-hour period at a High Density Airport. The term "Slot" as used herein shall include all Slots created after the date hereof pursuant to Title 14.

             "Slot Collateral" means the Slots of the Borrower
              ---------------
   at O'Hare Airport and John F. Kennedy Airport.

   NY1-53665.4                 -24-

             "Slot Deed of Conveyance" shall mean the Deed of
              -----------------------
   Conveyance and Assignment of Allocated Instrument Flight Rules Operations Times of the Slots made by the Borrower in favor of the Collateral Agent in the form of Exhibit K, as modified, supplemented or amended from time to time.

             "Slot Lease" shall mean, collectively, the Slot
              ----------
   Lease Agreement with respect to the Slots made by the Collateral Agent to the Borrower in form attached hereto as Exhibit L, as modified, supplemented or amended from time to time.

             "Specified Aircraft and Engines" shall mean and
              ------------------------------
   include the Aircraft and Engines described on Part A of
   Schedule 1 to the Aircraft and Engine Chattel Mortgage and Security Agreement in the form of Exhibit G hereto, as such Schedule may be modified, supplemented or amended from time to time.

             "Subsidiary" shall mean, as to any Person, (i) any
              ----------
   corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more subsidiaries of such Person and (ii) any partner-ship, association, joint venture or other entity in which such Person and/or one or more subsidiaries of such Person has more than a 50% equity interest at the time. Unless otherwise expressly provided, all references herein to "Subsidiary" shall mean a Subsidiary of the Borrower.

             "Successor Merchant Bank Arrangement" shall have
              -----------------------------------
   the meaning provided in Section 7.10(a).

             "Taxes" shall have the meaning provided in Section
              -----
   2.10(a).

             "Termination Event" shall mean (i) a "Reportable
              -----------------
   Event" described in Section 4043 of ERISA and the regulations issued thereunder (other than a "Reportable Event" not subject to the provision for 30-day notice to the PBGC under such regulations), (ii) the withdrawal of the Borrower or any member of the Controlled Group from a Pension Plan during a plan year in which it was a "substantial employer", as defined in Section 4001(a)(2) of ERISA, (iii) the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA, (iv) the insti-

   NY1-53665.4                 -25-

   tution of proceedings to terminate a Pension Plan by the PBGC, or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

             "Third Amendment Effective Date" shall have the
              ------------------------------
   meaning specified in Section 5.05.

             "Title 14" shall mean Title 14 of the Code of
              --------
   Federal Regulations, Part 93, Subparts K and S, as amended from time to time or any recodification thereof.

             "UCC" shall mean the Uniform Commercial Code as
              ---
   from time to time in effect in the relevant jurisdiction.

             "United States" and "U.S." shall each mean the
              -------------       ----
   United States of America.

             "Written" or "in writing" shall mean any form of
              -------      ----------
   written communication or a communication by means of telex, telecopier or facsimile device, telegraph or cable.

             1.02  Other Definitional Provisions.  References
                   -----------------------------
   herein to "Sections", "Exhibits" and "Schedules" shall be to Sections of, and Exhibits or Schedules attached to, this Agreement unless otherwise specifically provided. Refer-ences herein to "this Agreement", "herein", "hereof" or "hereunder" shall be to this Agreement, as amended, supple-mented or otherwise modified from time to time in accordance with Section 10.11. Except as otherwise expressly provided herein, references to other agreements or instruments shall mean such agreements or instruments as the same may be amended, supplemented or modified from time to time.


             SECTION 2.  LOANS.
                         -----

             2.01  Commitments and Loans.
                   ---------------------

             (a) Subject to and upon the terms and conditions set forth in the Original Credit Agreement, the First Amended and Restated Credit Agreement and/or the Second Amended and Restated Credit Agreement, each Lender honored its Commitment and made its Loans (it being acknowledged and agreed that on and as of the date hereof the Loans of each Lender are outstanding in the aggregate principal amount set forth opposite such Lender's name in Annex I to this Agreement).

   NY1-53665.4                 -26-

             (b) Amounts prepaid or repaid under the Original Credit Agreement, the First Amended and Restated Credit Agreement, the Second Amended and Restated Credit Agreement and this Agreement may not be reborrowed (it being acknowledged and agreed that the Lenders are not obligated to make any further or additional loans under this Agreement).

             2.02  [Reserved].
                   ----------

             2.03  [Reserved].
                   ----------

             2.04  [Reserved].
                   ----------

             2.05  Notes.
                   -----

             (a) The Borrower's obligation to pay the prin-cipal of, and interest on, all Loans made by each Lender is evidenced in part by a promissory note duly executed and delivered to such Lender by the Borrower substantially in the form of Exhibit A hereto (each a "Note" and collectively
                                         ----
   the "Notes").
        -----

             (b)  Each Note issued to each Lender (i) is
   payable to the order of such Lender and is dated the Effective Date or such later date on which such Lender acquired or increased its Commitment, (ii) is in a stated principal amount equal to the Commitment of such Lender as in effect on the date of issuance thereof or the increase in the Commitment of such Lender on the date of issuance thereof and is payable in the outstanding principal amount of the Loans evidenced thereby from time to time, (iii) matures on the Maturity Date, (iv) bears interest as provided in Section 2.07 in respect of the Loans evidenced thereby and (v) is entitled to the benefits of this Agreement and all other Credit Documents.

             (c) Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will, prior to any transfer, record the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation shall not affect any of the Borrower's obligations in respect of such Loans.

             2.06  [Reserved].
                   ----------

             2.07  Interest.
                   --------

             (a)  The Borrower agrees to pay interest in
   respect of the unpaid principal amount of each Loan from the date the proceeds thereof are made available to the Borrower

   NY1-53665.4                 -27-

   until maturity thereof (whether by acceleration or other-wise) at a rate per annum which shall be 3-1/2% in excess of the applicable LIBOR in effect from time to time.

             (b) Overdue principal and overdue interest in respect of each Loan and all other amounts not paid when due under the Credit Documents shall bear interest at a rate per annum which shall be 5-1/2% in excess of the applicable LIBOR for the Interest Period selected by the Administrative Agent in effect from time to time. Interest which accrues under this Section 2.07(b) shall be payable on demand.

             (c)  Except as provided in Section 2.07(b),
   accrued (and theretofore unpaid) interest shall be payable in respect of each Loan in arrears (i) on the last Business Day of each calendar quarter, (ii) at maturity (whether by acceleration or otherwise) and (iii) after such maturity, on demand. Each date described in clauses (i), (ii) and (iii) of the preceding sentence of this Section 2.07(c) is referred to herein as an "Interest Payment Date".
                             ---------------------

             2.08  Principal Repayments.  The Borrower shall
                   --------------------
   repay the principal amount of the Loans outstanding in installments in the following amounts and on the following dates: (i) on March 31, 1994, in a principal amount equal to $5,000,000.00; and (ii) on June 30, 1994, in a principal amount equal to $78,616,597.27 or such lesser principal amount of the Loans as is then outstanding. Notwithstanding anything herein to the contrary, (i) if on or prior to October 8, 1993, the Final Extension Loan Order shall not have been entered or, if entered, shall have been stayed, reversed, vacated, rescinded, modified or amended in any respect (other than modifications or amendments acceptable to each of the Lenders, in its sole and absolute discretion), on October 8, 1993, the aggregate unpaid balance of all principal of and all accrued and unpaid interest (including, without limitation, accrued and unpaid interest at the rate specified in Section 2.07(b) for each day subsequent to September 30, 1993 and prior to the date of payment) on the Loans and all other amounts due hereunder or under any other Credit Document shall be due and payable in full, and (ii) if not theretofore paid as provided in the preceding clause (i), on the Maturity Date, the aggregate unpaid balance of all principal and all accrued and unpaid interest on the Loans and all other amounts due hereunder or under any other Credit Document shall be due and payable in full.

             2.09  Interest Period Indemnification.  Without
                   -------------------------------
   limiting Section 2.11 hereof, the Borrower agrees to indemnify each Lender and to hold each Lender harmless from

   NY1-53665.4                 -28-

   any loss or expense, including, without limitation, any such loss or expense arising from interest, fees or indemnities payable by such Lender to lenders of funds obtained by it in order to maintain its Loans hereunder and any such loss or expense (including, without limitation, loss of anticipated profit) incurred in liquidating or reemploying swaps, loans or deposits from which such funds were obtained or priced, which such Lender may sustain or incur as a consequence of
   (i) default by the Borrower in the payment when due of the principal of or interest on any Loan hereunder, (ii) failure or default by the Borrower to repay or prepay after the Borrower has given a notice of repayment or prepayment or is required to make a prepayment pursuant to Section 4, and
   (iii) the making of any repayment or prepayment of a Loan or payment of interest in respect thereof (including, without limitation, pursuant to Sections 4.01 or 4.02) on a day which is not the last day of an applicable Interest Period. The Borrower shall pay to each Lender any amounts owing to such Lender pursuant to this Section 2.09 within five (5) Business Days after it receives the Lender's certificate certifying in reasonable detail the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error. Such Lender shall deliver a copy of any such certificate to the Administrative Agent at the same time such certificate is delivered to the Borrower.

             2.10  Taxes.
                   -----

             (a) The Borrower shall pay all amounts payable hereunder or under the Credit Documents to the Adminis-trative Agent and each Lender free and clear of, and without deduction or withholding for or on account of, any present and future taxes, levies, imposts, duties, fees, assess-ments, deductions, withholdings or other charges imposed by any country, jurisdiction or any political subdivision or taxing authority thereof or therein, excluding (i) net income and franchise taxes (including minimum, net worth or capital taxes) imposed on such Person by any taxing authority of the United States of America (or the principal country of tax residence of the ultimate parent corporation of such Person pursuant to this Agreement) or political subdivision thereof or by any country, jurisdiction or any political subdivision or taxing authority thereof or therein in which the lending office with respect to the Loans of such Lender hereunder or principal office of such Person is located and (ii) withholding taxes described in the second paragraph of this Section 2.10(a) (all such nonexcluded taxes, levies, imposts, duties, fees, assessments, deduc-tions, withholdings and other charges being hereinafter referred to as "Taxes"). If any Taxes shall be required by
                   -----
   law to be deducted or withheld from any payment of an amount

   NY1-53665.4                 -29-

   payable hereunder or under the other Credit Documents by the Borrower or the Administrative Agent (other than the with-holding taxes described in the next paragraph), the Borrower shall increase the amount paid so that the Administrative Agent or such Lender receives when due (and is entitled to retain), after deduction or withholding for or on account of such Taxes (including, without limitation, any taxes, levies, imposts, duties, fees, deductions, withholdings (other than withholdings permitted pursuant to the next paragraph), assessments or other charges applicable to additional amounts payable under this Section), the full amount of the payment provided for herein or in the other Credit Documents. In the event the Borrower is required by a Lender to pay any additional amount to such Lender pursuant to this Section 2.10, such Lender will designate a different lending office if such designation will avoid the need for, or reduce, such additional amount and will not be otherwise disadvantageous to such Lender in its sole and absolute judgment.

             The Borrower or the Administrative Agent may
   properly as required by law deduct any withholding taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent and such withholdings shall not be subject to indemnification (i) if any Lender which is organized under the laws of a jurisdiction outside of the United States (a "Foreign Lender") fails or is unable
                            --------------
   to furnish to the Borrower or the Administrative Agent a statement (for example, an Internal Revenue Service Form 1001 or Form 4224) when reasonably requested by the Borrower or the Administrative Agent which, had it been furnished, would have provided the Borrower or the Administrative Agent a complete exemption from any duty to withhold, (ii) if a Foreign Lender furnishes to the Borrower or Administrative Agent a statement of the type described in preceding clause
   (i), but only to the extent such statement does not provide the basis for a complete exemption from withholding, (iii) if a Foreign Lender notifies the Borrower or the Administrative Agent that circumstances on which such an exemption was based no longer exist or (iv) if the taxation authority notifies the Borrower or the Administrative Agent that the Borrower or the Administrative Agent, as the case may be, may not rely on such a statement, that such an exemption is not available, or that withholding is required. Each Foreign Lender further agrees to furnish to the Borrower and the Administrative Agent annually and before the first payment is made by the Borrower to or for the benefit of such Foreign Lender, an appropriate statement in duplicate that the income it receives hereunder, is, or is expected to be, either effectively connected with a United States trade or business or exempt from withholding pursuant

   NY1-53665.4                 -30-

   to the terms of an income tax treaty (for example, an Internal Revenue Service Form 1001 or Form 4224) or other-wise is exempt from withholding tax. In addition, if (x) any Lender fails to provide its employer identification number (or otherwise qualify for exemption from back-up withholding), (y) there is a notified payee underreporting, or (z) there has been a payee certification failure, the Borrower or the Administrative Agent may properly treat itself as required by law to deduct any back-up withholding taxes for or in respect of any sum payable hereunder to any Lender or the Administrative Agent and such withholding taxes shall not be subject to indemnification hereunder.

             (b) The Borrower shall pay on or prior to the due date and in accordance with applicable law (i) all past, present and future Taxes imposed with respect to payments by the Borrower or amounts payable or deemed payable by the Borrower under the Credit Documents or the execution, delivery, acquisition, recordation, filing, registration, or enforcement of any Credit Document, (ii) all past, present and future stamp, documentary, transfer, recording, property (real or personal and including intangible personal property)), excise or other similar Taxes, levies, imposts, duties, fees, assessments and other charges imposed by any jurisdiction with respect to any payment by the Borrower under a Credit Document or the execution, delivery, acqui-sition, recordation, filing, registration, or enforcement of any Credit Document, (iii) all past, present and future Taxes, levies, imposts, duties, fees, assessments and other charges imposed by any jurisdiction with respect to any payment or reimbursement by the Borrower pursuant to this
   Section 2.10, and (iv) any interest, penalties, or additions to tax or other charges or expenses incurred in connection with any amount required to be paid under this Section 2.10, unless such interest, penalties or additions to tax are the result of the gross negligence of the applicable Lender or the Administrative Agent.

             (c) The Administrative Agent or any Lender may pay, but shall not be obligated to pay, any amount which is to be paid by the Borrower pursuant to this Section 2.10. The Administrative Agent or such Lender shall, to the extent practicable, give prior notice to the Borrower of the pay-ment of any such amount (and, if practicable, the method of calculating such Tax), or, if not practicable to give prior notice, shall give notice to the Borrower of the payment of any such amount (and, if practicable, the method of calculating such Tax) promptly thereafter. The Borrower shall, within five (5) Business Days after demand of the Administrative Agent or any Lender and whether or not such amount shall have been correctly or legally asserted or

   NY1-53665.4                 -31-

   imposed, reimburse the Administrative Agent or such Lender for such amount together with interest thereon at the rate for defaults on payments then in effect from and including the date paid by the Administrative Agent or such Lender to and excluding the date on which the Administrative Agent or such Lender is reimbursed by the Borrower in full. The Borrower shall also reimburse the Administrative Agent or any Lender for any and all Taxes and interest, penalties and expenses thereon or with regard thereto within five (5) Business Days after demand therefor. The Borrower may contest with the relevant taxing authorities, at the Borrower's expense, any Taxes (whether or not paid by the Administrative Agent or the Lender) that, in the Borrower's reasonable opinion, have been incorrectly calculated or imposed, provided, that the Borrower shall pay all amounts
            --------
   owing to the Administrative Agent or respective Lenders as provided above and shall not be permitted to await the outcome of the respective contest. The Administrative Agent or such Lender shall cooperate with the Borrower in any such tax contest. In the event that any amount paid by the Administrative Agent or any Lender pursuant to this Section
   2.10 is found not to be owed by the Borrower and is repaid or reimbursed to the Administrative Agent or such Lender, the Administrative Agent or such Lender shall promptly reimburse such amount (and any additional related amounts paid by the Borrower to such Lender or the Administrative Agent pursuant to Section 2.10(a) hereof) to the Borrower.

             (d) Upon request of the Administrative Agent or any Lender, the Borrower shall provide to the Administrative Agent or such Lender original tax receipts, or notarized copies thereof, evidencing payment of all applicable Taxes (whether on interest, fees or other amounts) to the appropriate Governmental Authority within 10 Business Days of the earlier of the date on which any such payment is due or the date of such request of the Administrative Agent or such Lender.

             2.11  Cost Indemnities.  Within five (5) Business
                   ----------------
   Days after demand therefor, the Borrower agrees to pay for, reimburse and indemnify and hold each Lender harmless from and against any and all losses, costs, expenses, claims, charges and indemnities of any type whatsoever which are directly related to the Loans of such Lender (including by any reasonable attribution or allocation) which are payable by, charged to or asserted against such Lender by any provider of funds to such Lender or provider of an interest or currency exchange agreement to such Lender, as a result of any increased costs or decreased rate of return applicable to such provider of funds or as a result of a Default or Event of Default hereunder, including, without

   NY1-53665.4                 -32-

   limitation, make whole premiums, increased costs, capital adequacy charges, reserve charges, or withholding taxes. In addition, with respect to each Lender, the Borrower agrees to pay the following (without duplication):

             (a)  Increased Costs.  If any applicable law, rule
                  ---------------
   or regulation or any change in any law, rule or regulation or in the interpretation or administration thereof by any Governmental Authority (including, without limitation, any central bank or comparable agency charged with the interpre-tation or administration thereof) or compliance by any Lender (or its lending office) with any request or directive of any such Governmental Authority, whether or not having the force of law:

                  (i) shall subject any Lender (or its lending office) to any tax, duty or other charge with respect to its obligation to make Loans or its Loans or shall change the basis of taxation of payments to any Lender (or its lending office) of the principal of or interest with respect to its Loans or any other amounts due in respect of its Loans or in respect of its obligation to make Loans (except for changes in the rate of tax on the overall net income of such Lender or its lending office imposed by the jurisdiction in which such Lender's principal office or lending office is located); or

                 (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, compulsory loan, capital adequacy or similar requirement against assets of, or deposits or other liabilities with or for the account of, or credit or credit commitments extended by, or any acquisition of funds by or for the account of, any Lender (or its lending office) or shall impose on any Lender (or its lending office) or the applicable interbank market any other condition affecting its Loans, or its obligations to make or continue Loans;

   and the result of any of the foregoing is to increase the cost to such Lender (or its lending office) of (x) being obligated to make, (y) making or (z) maintaining its Loans, or reduce the amount of any sum received or receivable by such Lender (or its lending office) under this Agreement, by an amount deemed by such Lender to be material, then, within five (5) Business Days after demand by such Lender, which demand shall be delivered in writing to the Borrower, with a copy to the Administrative Agent, the Borrower will pay to such Lender such additional amount or amounts as will

   NY1-53665.4                 -33-

   compensate such Lender for such increased cost or reduction for so long as such Lender is subject to such increased cost or reduction. Such Lender will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not be otherwise disadvantageous to such Lender in its sole and absolute judgment. A certificate of such Lender setting forth in reasonable detail such additional amount or amounts necessary to compensate such Lender shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging or attribution methods.

             (b)  Capital Adequacy.  If any Lender shall have
                  ----------------
   determined that compliance with any applicable law, rule or regulation regarding capital adequacy or any interpretation or administration thereof, of any Governmental Authority (including, without limitation, any central bank or compar-able agency charged with the interpretation or administra-tion thereof), or compliance by any Lender (or its lending office) or any corporation controlling such Lender with any request or directive regarding capital adequacy whether or not having the force of law of any such Governmental Authority, has or would have the effect of increasing the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's obligations hereunder (including, without limitation, its Loans) or under other obligations of such type or otherwise have the effect of reducing the rate of return on such Lender's or any such controlling corporation's capital as a consequence of its obligations hereunder (including, without limitation, its Loans) or under other obligations of such type, then from time to time, within five (5) Business Days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation in such circumstances, to the extent such Lender determines such increase in capital or reduction is allocable to such Lender's obligations (including, without limitation, its Loans) hereunder. A certificate of any Lender claiming compensation under this Section and setting forth in reasonable detail the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

             2.12  Distribution of Proceeds.  Upon and after
                   ------------------------
   the occurrence and during the continuance of an Event of Default, if the Administrative Agent, the Collateral Agent

   NY1-53665.4                 -34-

   or a Secured Creditor receives funds in respect of any sale, disposition, set-off or other realization on or with respect to the Collateral, the Administrative Agent, the Collateral Agent or such Secured Creditor shall distribute and each Secured Creditor shall apply such funds in the following order of priority:

                  (i)  first, to pay all fees, expenses and
                       -----
        other amounts due the Administrative Agent or the Collateral Agent under the Credit Documents;

                 (ii)  second, to pay all accrued and unpaid
                       ------
        interest on the Loans, pro rata, in accordance with the outstanding principal amounts of the Loans;

                (iii)  third, to pay all principal of the
                       -----
        Loans, pro rata, in accordance with the outstanding principal amounts of the Loans; and

                 (iv)  fourth, to pay all other Obligations,
                       ------
        pro rata, in accordance with the respective amounts of such Obligations which are then due and payable to each Secured Creditor.

             Notwithstanding anything to the contrary in this
   Section 2.12:

                  (i)  if at the time of receipt by the
        Administrative Agent, the Collateral Agent or a Secured Creditor of funds in respect of any sale, disposition, set-off or other realization on or with respect to the Slot Collateral (or any part or portion thereof) any Loans held by the GPA Entities or any accrued interest thereon remains unpaid, the first $10 million of such funds shall be applied to pay Loans held by the GPA Entities and any accrued interest thereon to the holders thereof in such proportion or priority as they may agree among themselves or, in the absence of any such agreement, as may be directed by GPA Sub, and the balance of such funds shall be applied to pay all other Obligations in the order of priority set forth in the first paragraph of this Section 2.12; and

                 (ii)  if funds in respect of any sale,
        disposition, set-off or other realization on or with respect to any Collateral other than the Slot Collateral shall be distributed to the Secured Creditors pursuant to this Section 2.12 prior to the distribution to the Secured Creditors pursuant to this
        Section 2.12 of funds in respect of the sale, disposition, set-off or other realization on or with

   NY1-53665.4                 -35-

        respect to the Slot Collateral (or any portion thereof), then, promptly after the final distribution to the Secured Creditors pursuant to this Section 2.12 of funds in respect of the final sale, disposition, set-off or other realization on or with respect to all of the Slot Collateral, GPA Sub shall pay to each other Lender an amount which, when added to the aggregate amount of funds theretofore received by such Lender pursuant to this Section 2.12, shall result in such Lender having received an aggregate amount of funds equal to the amount of funds such Lender would have received pursuant to this Section 2.12 had all of the proceeds of the sale, disposition, set-off or other realization on or with respect to all of the Slot Collateral (in the amount actually realized) been distributed to the Secured Creditors pursuant to this
        Section 2.12 prior to the distribution to the Secured Creditors pursuant to this Section 2.12 of any funds in respect of any sale, disposition, set-off or other realization on or with respect to any other Collateral.

             Any Secured Creditor may allocate internally amounts received hereunder in a different order, although for purposes of making subsequent distributions pursuant to this Section 2.12 all such amounts shall be deemed applied in the order required above, and any such different allocation shall have no effect on the rights or obligations of the Borrower, the Administrative Agent, the Collateral Agent or the other Secured Creditors hereunder. In making distributions hereunder, the Collateral Agent shall be entitled to conclusively rely on statements received by it from the respective Secured Creditors as to the respective amounts owing to them pursuant to, or as described in, the relevant provisions of this Section 2.12. Furthermore, the Collateral Agent shall be entitled to wait for its receipt of any such information before making a distribution in accordance with this Section 2.12. The parties expressly acknowledge and agree that the proceeds of any sale, disposition, set-off or other realization on or with respect to any Collateral that are referred to in this Section 2.12 shall not, and shall not be construed to, include any such proceeds that are received by a Secured Creditor in its capacity as the holder of a Permitted First Lien on such Collateral.

   NY1-53665.4                 -36-

             SECTION 3.  FEES.
                         ----

             3.01  Facility Fee.
                   ------------

             The Borrower shall pay to the Administrative Agent
   (i) on the Third Amendment Effective Date, for the account of and distribution to each Lender, a fee in an amount equal to 0.75% of the principal amount of the Loans of such Lender outstanding on the Third Amendment Effective Date, and (ii) on March 31, 1994 (but only if all or any portion of the Loans are then outstanding), for the account of and distribution to each Lender, a fee in an amount equal to 0.25% of the principal amount of the Loans of such Lender outstanding on the Third Amendment Effective Date (the fees described in the preceding clauses (i) and (ii) being referred to, collectively, as the "Facility Fee").
                                      ------------


             3.02  Fees of Administrative Agent and Collateral
                   -------------------------------------------
   Agent.
   -----

             The Borrower shall pay to the Administrative Agent and to the Collateral Agent, for their respective own accounts, or shall reimburse the Lenders for payment of, such fees as the Administrative Agent or the Collateral Agent (including, without limitation, their respective successors and assigns), as the case may be, and the Borrower have agreed separately for performance of the services of the Administrative Agent and the Collateral Agent hereunder and under the other Credit Documents; provided, however, that the Borrower and the Administrative
   --------  -------
   Agent or the Collateral Agent, as the case may be, shall obtain the prior written consent of the Required Lenders to such fees.

             SECTION 4.  PREPAYMENTS; PAYMENTS.
                         ---------------------

             4.01  Voluntary Prepayments.  The Borrower shall
                   ---------------------
   have the right to prepay the Loans, without premium or penalty (except as provided in Section 2.09 or 2.11), in whole or in part from time to time on the following terms and conditions: (i) the Borrower shall give the Administrative Agent irrevocable notice in writing of its intent to make a prepayment at its Notice Office at least one Business Day prior to the date of such prepayment, which notice in each case shall indicate the amount of such prepayment and which notice the Administrative Agent shall promptly transmit to each of the Lenders; and (ii) each partial prepayment shall be in an aggregate principal amount of at least $1 million. Each prepayment pursuant to this
   Section 4.01 in respect of the Loans shall be applied pro

   NY1-53665.4                 -37-

   rata to the Loans of each Lender and shall reduce the aggregate installment repayments of Loans required by
   Section 2.08 in inverse order of their maturity.

             4.02  Mandatory Prepayments.  If on any date
                   ---------------------

                  (i)  the required amounts of rotables,
        equipment or receivables described in Section 7.08 are less in any category than as required in Section 7.08, the Borrower shall repay on such date that principal amount of Loans as is equal to such deficiency, provided that in lieu of prepayment of Loans by reason
        --------
        of each deficiency in the required amounts of rotables specified in Section 7.08, the Investment Account Minimum shall be increased, effective as of the 20th day next following the last day of the month to which such deficiency relates, by an amount equal to the amount of such deficiency (as the amount of such deficiency is determined on the basis of the report delivered pursuant to Section 7.01(h) and the amount of such increase is set forth in the report delivered pursuant to Section 7.01(o)); or

                 (ii)  an Asset Sale is consummated, the
        Borrower shall repay on the last Business Day of the month in which such Asset Sale is consummated the Loans in an amount equal to the Net Proceeds of such Asset Sale; provided, however, that in the event no Default
              --------  -------
        or Event of Default has occurred and is continuing or would result therefrom and such Asset Sale is of property or other assets of the Borrower which is not Designated Collateral, Slot Collateral or Engine Collateral, the Collateral Agent or the Lenders shall release 30% of the Net Proceeds to the Borrower to be used as working capital and the remaining 70% of the Net Proceeds shall be used to prepay the Loans as aforesaid; and provided further, however, if the
                       -------- -------  -------
        property which is the subject of the Asset Sale is Slot Collateral (or any part or portion thereof), the first $10 million of the Net Proceeds from such Asset Sale shall be used to repay the Loans (subject to and in accordance with clause (v) of this Section 4.02) and the balance of such Net Proceeds shall be deposited in the Investment Account; and provided further, however,
                                    -------- -------  -------
        if the property which is the subject of the Asset Sale is Engine Collateral (or any part or portion thereof), the Net Proceeds from such Asset Sale shall be deposited in the Investment Account; or

                (iii)  an Event of Loss (as defined in the
        Aircraft/Engine Mortgage or the Slot Lease) or other

   NY1-53665.4                 -38-

        casualty or any condemnation, taking or requisition with respect to any Collateral occurs and (x) the property which is the subject of the loss is not repaired or replaced so as to be of at least equal value and utility as was the property subject thereto prior to the applicable Event of Loss, casualty, condemnation, taking or requisition (assuming it was in the condition required under the Credit Documents) and subjected to the Lien in favor of the Collateral Agent in the priority contemplated hereunder within the time period specified in and in accordance with the provisions of the applicable Security Document or, if no time is specified, within sixty (60) days of such casualty, the Borrower shall repay on such date the Loans in an amount equal to the greater of the value attributed to such Collateral on the most recent collateral certificate delivered pursuant to Section 7.01(h) or the proceeds of any insurance with respect thereto (after payment of any Existing Secured Debt of the Borrower or any Indebtedness secured by a Permitted First Lien required to be repaid with such proceeds) or
        (y) the property is so repaired or replaced, the Borrower shall repay the Loans in an amount equal to any insurance proceeds remaining after repair or replacement of the Collateral as above provided; provided, however, that if the Event of Loss is with
        --------  -------
        respect to the Slot Collateral (or any part or portion thereof), the repayment of Loans shall be applied as if resulting from a sale of such Slot Collateral (or such part or portion thereof) in accordance with clause (v) of this Section 4.02; and provided further, however, if
                                  -------- -------  -------
        the Event of Loss is with respect to the Engine Collateral (or any part or portion thereof), in lieu of repaying Loans as provided in this clause (iii), the Borrower shall deposit in the Investment Account an amount of moneys equal to the principal amount of Loans which would otherwise be required to be repaid as provided in this clause (iii); or

                 (iv)  the amount of "net available cash" (as
        such term is defined in Section 8.15(d)) exceeds $125,000,000, the Borrower shall give prompt written notice of such excess to the Lenders in accordance with
        Section 7.01(n) and, if requested by the Required Lenders, the Borrower shall repay on such date as is specified by the Required Lenders the Loans in an amount equal to the amount of such excess or such lesser amount as may be specified by the Required Lenders; or

   NY1-53665.4                 -39-

                  (v)  Each prepayment pursuant to this Section
        4.02 in respect of the Loans shall be applied pro rata to the Loans of each Lender; provided, however, that
                                     --------  -------
        the first $10 million of Net Proceeds of any sale or other disposition of the Slot Collateral (or any part or portion thereof) shall be used to repay Loans held by the GPA Entities to the holders thereof in such proportion or priority as such holders may agree among themselves or, in the absence of any such agreement, as may be directed by GPA Sub. After Loans held by the GPA Entities have been repaid as provided in the immediately preceding sentence, all remaining Net Proceeds of any sale or other disposition of the Slot Collateral (or any part or portion thereof) shall be deposited in the Investment Account. Each payment of Loans pursuant to this Section 4.02 shall be applied to reduce the aggregate installment payments of Loans required to be paid pursuant to Section 2.08 in the inverse order of their maturity. The foregoing shall not be construed as a waiver of any of the provisions of this Agreement or the other Credit Documents.

             4.03  Method and Place of Payment.  Except as
                   ---------------------------
   otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Adminis-trative Agent for the account of the Lender or Lenders entitled thereto not later than 12:00 Noon (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office of the Administrative Agent. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

             4.04  Net Payments.  All payments made by the
                   ------------
   Borrower hereunder, under any Note or under any other Credit
   Document will be made without setoff, counterclaim or other defense.


             SECTION 5.  CONDITIONS PRECEDENT AND RELATED
                         --------------------------------
   PROVISIONS.
   ----------

             5.01  Conditions to the Effective Date.  The
                   --------------------------------
   obligation of the Lenders (such term and all other capitalized terms used in this Section 5.01 having the respective meanings stated or ascribed in the Original
   Credit Agreement and references in this Section 5.01 to "hereof" and "this Agreement" being references to the

   NY1-53665.4                 -40-

   Original Credit Agreement) to make Loans under this
   Agreement became effective on the date (the "Effective
                                                ---------
   Date") on which each of the following conditions was
   ----
   satisfied:

             (a)  Execution of Agreement; Notes.  (i)  The
                  -----------------------------
   Borrower, the Administrative Agent and each institution then a Lender hereunder shall have executed a counterpart hereof (whether the same or different counterpart) and shall have delivered the same to the Administrative Agent at its Notice Office or, in the case of the Lenders, shall have given to the Administrative Agent written notice (actually received) at such office that the same has been signed and mailed to it and (ii) there shall have been delivered to the Administrative Agent for the account of each of the Lenders the appropriate Note executed by the Borrower in the amount, maturity and as otherwise provided herein.

             (b)  Corporate Documents; Proceedings; Officer's
                  -------------------------------------------
   Certificates.  The Lenders shall have received from the
   ------------
   Borrower a certificate, dated the Effective Date, signed by the President and Chief Operating Officer, Senior Vice President-Finance or the Vice President and Controller of the Borrower and attested to by the Secretary or any Assistant Secretary of the Borrower in the form of Exhibit C with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws of the Borrower and the resolutions of the Borrower referred to in such certificate, together with such other certificate or certificates pertaining to the subject matter of the By-Law Letter Agreement as any Initial Lender shall have requested, and the foregoing shall be satisfactory to all of the Lenders.

             (c)  Opinions of Counsel.  The Lenders shall have
                  -------------------
   received opinions, addressed to the Administrative Agent and each of the Lenders and dated the Effective Date, from
   (i) Daugherty, Bradford & Fowler, covering the filing, perfection and priority of the Aircraft/Engine Mortgages,
   (ii) from Streich Lang covering the due authority, legality, enforceability and other matters related to the Credit Documents and the requirements hereof, (iii) from Faegre & Benson covering the entry of the Interim Order, the Final Order, the GPA Order, the Northwest Order, the taking of any appeals therefrom and Liens on the property or other assets of the Borrower approved by the Bankruptcy Court, if any, and (iv) from Winthrop, Stimson, Putnam & Roberts covering the United States citizenship of the Borrower, the Slot Lease and other matters involving the DOT and FAA, and such other opinions with respect to other matters incident to transactions contemplated herein, as any Initial Lender may

   NY1-53665.4                 -41-

   request and as are acceptable to all of the Lenders in their sole and absolute discretion.

             (d)  Slots.  Title to the Slots described on
                  -----
   Annex A to the Slot Deed of Conveyance shall have been transferred to the Collateral Agent pursuant to the Slot
   Deed of Conveyance and the Borrower shall have duly authorized, executed and delivered the Slot Lease, which Slot Lease shall be in full force and effect.

             (e)  Security Agreement.  The Borrower shall have
                  ------------------
   duly authorized, executed and delivered the Security
   Agreement, which shall be in full force and effect covering all of the "Collateral" referred to therein, together with:

                  (i)  proper Form UCC-1 financing statements
        and such other proper documents for filing or recording in the appropriate offices;

                 (ii)  certified copies of Requests for
        Information or Copies (Form UCC-11) or equivalent reports listing all effective financing statements or other recordations that name the Borrower as debtor that are filed in Arizona, Nevada, California, Hawaii and New York, together with copies of such other financing statements or other recordations (none of which shall cover the Collateral referred to in the Security Agreement except to the extent evidencing Permitted First Liens);

                (iii)  evidence that all other actions
        necessary or, in the opinion of any Initial Lender, desirable to perfect and protect the security interests created by the Security Agreement have been taken; and

                 (iv)  any other documents, instruments or
        chattel paper required under the Security Agreement.

             (f)  Mortgage.  The Borrower shall have (i) duly
                  --------
   authorized, executed, delivered and filed with the appropriate Governmental Authorities (a) the Mortgage, which Mortgage shall cover all of the Real Property owned or leased by the Borrower as listed in Schedule 8 (each, a "Mortgaged Property" and collectively the "Mortgaged
    ------------------                        ---------
   Properties"), and (b) the Assignment of Gate Leases, (ii)
   ----------
   obtained the consent of any landlord with respect to any Real Property leased to the Borrower by such landlord, which consent shall be substantially in the form of Exhibit J-2 hereto, and (iii) obtained the consent of any holder of a Permitted First Lien on such Real Property in substantially the form of Exhibit J-3 hereto and shall have provided to

   NY1-53665.4                 -42-

   the Lenders A.L.T.A. surveys and title reports in form and substance, and showing title vested in the Borrower and the absence of Liens other than Permitted First Liens and Customary Permitted Liens which (except as described in clauses (iv) and (vii) of the definition thereof) are junior and subordinate to the Lien of the Mortgage, in form and substance acceptable to all of the Lenders in their sole and absolute discretion with respect to all of the Mortgaged Properties.

             (g)  Aircraft/Engine Mortgage.  The Borrower shall
                  ------------------------
   have duly authorized, executed and delivered the Aircraft/Engine Mortgage covering all aircraft, engines and spare parts then owned by the Borrower (other than any thereof the exclusion of which shall have been consented to by each Initial Lender acting in its sole and absolute discretion), together with evidence of filing for recording with the FAA of such Aircraft/Engine Mortgage and with the priority contemplated hereby and thereby, in form and substance acceptable to all of the Lenders in their sole and absolute discretion.

             (h)  GPA Agreements/Northwest Agreements.  The
                  -----------------------------------
   Bankruptcy Court shall have issued an order in the form of Exhibit D-3 hereto (as such form may be modified in a manner acceptable to each of the GPA Entities, in their sole and absolute discretion, the "GPA Order") authorizing the
                             ---------
   Borrower to assume each of the GPA Agreements pursuant to
   Section 365 of the Bankruptcy Code, and the Bankruptcy Court shall have issued a final order in the form of Exhibit D-4 hereto (as such form may be modified in a manner acceptable to Northwest in its sole and absolute discretion, the "Northwest Order") authorizing the Borrower to enter into
    ---------------
   and perform its obligations under each of the Northwest Agreements pursuant to applicable provisions of the Bankruptcy Code and each such Order shall be in full force and effect and not subject to any appeal, stay or injunction. The Borrower shall have (x) paid in full all payment obligations then due (after giving effect to the rent deferrals in the case of the Designated Aircraft Leases) under each of the GPA Agreements, and by doing so shall have satisfied the Borrower's obligations with respect thereto under Section 365 of the Bankruptcy Code and (y) executed and delivered each of the Northwest Agreements, each of which shall be in full force and effect.

             (i)  Payment of Fees, etc.  The Borrower shall
                  ---------------------
   have paid all costs, fees and expenses owing in connection with the Credit Documents and due to the Administrative Agent, the Collateral Agent or any Lender on or before the

   NY1-53665.4                 -43-

   Effective Date (including, without limitation, legal fees and expenses).

             (j)  Specified Aircraft.  Immediately prior to the
                  ------------------
   effectiveness of the filing of the Aircraft/Engines Mortgage with the FAA the Specified Aircraft and Engines shall be located in the United States of America.

             (k)  Operating Plan.  The Board of Directors of
                  --------------
   the Borrower shall have adopted the Operating Plan (as defined in the Credit Agreement) and the Borrower shall have provided evidence satisfactory to all of the Lenders in their sole and absolute discretion that the "Action Plan Summary" terms set forth on Exhibit E have been implemented and are in full force and effect and the Borrower is in compliance therewith.

             (l)  Inter-Creditor Agreement.  The Borrower and
                  ------------------------
   First Interstate Bank of Arizona shall have entered into the Merchant Agreement Supplement and the Collateral Agent, the Lenders and First Interstate Bank of Arizona, N.A. shall have entered into the Inter-Creditor Agreement, in each case, relating to and providing for the relative priorities of the Liens of First Interstate Bank of Arizona, N.A. and the Collateral Agent on certain of the Collateral, and the Bankruptcy Court shall have issued an order in substantially the form of Exhibit C to the Merchant Agreement Supplement authorizing the amendments effected by the Merchant Agreement Supplement; and the Merchant Agreement Supplement, the Inter-Creditor Agreement and such order shall be in form and substance acceptable to all of the Lenders in their sole and absolute discretion.

             (m)  Lease Amendments.  The A320 Leases and the
                  ----------------
   Engine Leases shall have been amended in form and substance reasonably satisfactory to the GPA Entities party thereto to provide for the elimination of the "net worth" covenant during the Case and the reinstitution of a comparable "net worth" covenant upon the effective date of a confirmed plan of reorganization for the Borrower under Chapter 11 of the Bankruptcy Code.

             (n)  Other Funds.  The Borrower shall have
                  -----------
   received binding commitments or such other assurances, in each case as may be acceptable to all of the Lenders in their sole and absolute discretion, for the provision of additional funds to the Borrower, consisting of Indebtedness or equity or proceeds from the sale of the Nagoya Route, in an aggregate amount not less than $40 million, which, if Indebtedness, shall be (i) unsecured, but up to $30 million of which Indebtedness may have administrative priority under

   NY1-53665.4                 -44-

   Section 364(c)(1) of the Bankruptcy Code which is pari passu
                                                     ---- -----
   with, but not senior to, the Obligations, or (ii) secured for an amount of up to $30 million subject to and in accordance with Section 8.01(vi) (and without the benefit of any administrative priority described in the preceding clause (i) of this paragraph), and in each case on terms and conditions acceptable to the Lenders in their sole and absolute discretion.

             (o)  By-Laws and Related Actions.  The Lenders
                  ---------------------------
   (which did not include Kawasaki) shall have received evidence, satisfactory in form and substance to them, that all actions described in the By-Law Letter Agreement to be taken on or prior to the Effective Date shall have been taken, including, without limitation, the adoption of requisite resolutions of the Board of Directors of the Borrower with respect thereto, which resolutions shall be in full force and effect on and as of the Effective Date.

             (p)  Initial Cash Management Arrangements.  The
                  ------------------------------------
   Borrower, the Collateral Agent and the Local Bank shall have duly authorized, executed and delivered the Initial Cash Management Agreement and the Borrower shall have otherwise established an accounts receivables collection system (including, without limitation, lock box accounts) and cash concentration and management system, and entered into agreements related thereto, satisfactory to the Required Lenders in their sole and absolute discretion whereby the Investment Account has been established with the Collateral Agent in the name of the Collateral Agent for the benefit of the Secured Creditors and the Concentration Account has been established with the Local Bank in the name of the Collateral Agent for the benefit of the Secured Creditors to which all cash received by, or deposited by, or paid to the Borrower at accounts (including lock box accounts in the name of the Collateral Agent for the benefit of the Secured Creditors) at the Local Bank and all other financial insti-tutions or otherwise are transferred on a daily basis, all of which accounts shall be subject to a first priority perfected security interest in favor of the Collateral Agent under the Security Agreement and the Orders, and which arrangements shall provide for minimum required balances in the Investment Account as set forth in Section 7.10.

             (q)  Insurance Certificates and Opinions.  The
                  -----------------------------------
   Borrower shall have provided the Lenders with all insurance certificates, opinions and schedules referred to in Section
   7.03 and under the Security Documents.

             (r)  Consents.  The Borrower shall have provided
                  --------
   to the Lenders the confirmation by the FAA of the transfer

   NY1-53665.4                 -45-

   of the Slots as contemplated by Section 5.01(d), the notices to the Japanese lessors under all applicable Japanese leveraged leases, the filing under the Assignment of Claims Act of 1940 necessary or advisable to perfect the Borrower's assignment of claims against the United States Government and all other notices, consents, approvals, licenses or other action as may be necessary or advisable in the opinion of any Lender to provide the Secured Creditors with the benefits of the Collateral, in each case in form and substance acceptable to all of the Lenders in their sole and absolute discretion.

             5.02  Conditions to All Loans.  The obligation of
                   -----------------------
   each Lender to make any Loans was subject, at the time of the making of such Loans and after giving effect thereto, to the satisfaction of the following conditions (other than, in the case of the Loans made on the Second Amendment Effective Date, the condition set forth in the following paragraph
   (f)):

             (a)  No Default.  There shall exist no Default or
                  ----------
   Event of Default.

             (b)  Representations and Warranties.  All
                  ------------------------------
   representations and warranties of or on behalf of the Borrower herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of the making of such Loans.

             (c)  Orders.  The Lenders shall have received a
                  ------
   certified copy of an order of the Bankruptcy Court in the form of Exhibit D-1 (as such form may be modified in a manner acceptable to each of the Lenders, in their sole and absolute discretion, the "Interim Order"), and the Interim
                             -------------
   Order shall be in full force and effect and shall not have been stayed, reversed, vacated, rescinded, modified or amended in any respect (other than modifications acceptable to each of the Lenders, in their sole and absolute discretion), provided that upon the earlier of (i)
                --------
   September 25, 1991 and (ii) the making of any Loan the aggregate amount of which, when added to the sum of the principal amount of all Loans then outstanding would exceed the credit availability amount authorized by the Bankruptcy Court in the Interim Order (collectively, the "Additional
                                                  ----------
   Credit"), each of the Lenders shall have received a
   ------
   certified copy of an order of the Bankruptcy Court in the form of Exhibit D-2, or as otherwise acceptable to each of the Lenders (the "Final Order"), and at the time of the
                     -----------
   extension of any Additional Credit the Final Order shall be in full force and effect, and shall not have been stayed,

   NY1-53665.4                 -46-

   reversed, vacated, rescinded, modified or amended in any respect (other than modifications acceptable to each of the Lenders, in their sole and absolute discretion); and if either the Interim Order or the Final Order is the subject of a pending appeal in any respect, neither the making of the Loans nor the performance by the Borrower of any of its obligations under any of the Credit Documents or any other document or instrument referred to herein shall be the subject of a presently effective stay pending appeal. Neither the GPA Order nor the Northwest Order shall have been appealed, amended, stayed, vacated or rescinded.

             (d)  Effective Date.  The Effective Date shall
                  --------------
   have occurred.

             (e)  Collateral Certificate.  The Administrative
                  ----------------------
   Agent shall have received a certificate substantially in the form of Exhibit M executed by the Chief Financial Officer, Senior Vice President-Finance, Treasurer or Vice President and Controller of the Borrower of the description, value and location of the Collateral as of the date of the making of such Loans, the value of which Collateral shall, among other things, be equal to or in excess of the applicable value set forth in Section 7.08.

             (f)  Deferrals.  The Borrower shall have provided
                  ---------
   evidence in form and substance acceptable to the Required Lenders in their sole and absolute discretion that the Borrower has obtained from the lessors and debt holders in respect of the Deferral Aircraft rental and principal and interest moratoriums (or rebates with respect to such obligations to adjust for such obligations with respect to leases or debt for which rental or principal or interest, as the case may be, is not payable during such period) in an aggregate amount of not less than $100,000,000 (or such lesser amount as the Required Lenders shall approve in their sole and absolute discretion) and as are necessary to provide the Borrower with the minimum number of aircraft required under the Operating Plan; and the terms and conditions of such moratoriums shall be in full force and effect (without any unfulfilled conditions to the effectiveness thereof or subject only to such conditions to the effectiveness thereof as the Required Lenders shall approve in their sole and absolute discretion) and provide for repayment of the deferred amounts with an interest rate of not more than 10.5% per annum over a term of not less than four years commencing December 1991 or as otherwise approved by the Required Lenders in their sole and absolute discretion; and the terms of the stipulations with respect to, and the documentation evidencing, such moratoriums (or

   NY1-53665.4                 -47-

   rebates) shall be satisfactory in form and substance to the Required Lenders in their sole and absolute discretion.

             (g)  Governmental Action.  No Governmental Action
                  -------------------
   shall purport to, and no Governmental Action or other action or proceedings shall have been filed, instituted, threatened or issued which seeks to, enjoin or restrain or otherwise adversely affect the making of such Loans or the proposed use of the proceeds of any Loan or the Borrower's compliance with the terms of the Credit Documents.

             (h)  Additional Corporate Documents.  All
                  ------------------------------
   corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated in this Agreement and the other Credit Documents shall be satisfactory in form and substance to the Required Lenders, and the Lenders shall have received all information and copies of all documents and papers, including records of corporate proceedings and governmental approvals, if any, and such additional certificates and opinions, which any Lender reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

             (i)  Payment of Fees, etc.  The Borrower shall
                  ---------------------
   have paid all costs, fees and expenses owing in connection with the Credit Documents and due to the Administrative Agent, the Collateral Agent or any Lender on or before the date of the making of such Loans (including, without limitation, legal fees and expenses).

   The request by the Borrower for the making of each Loan and the acceptance by the Borrower of each Loan constituted a representation and warranty by the Borrower to each of the Lenders making such Loan that all the representations and warranties in Section 6 of the Original Credit Agreement, the First Amended and Restated Credit Agreement or the Second Amended and Restated Credit Agreement, as applicable, were true and correct on and as of the date of such Loan as though repeated thereon, that after giving effect to such Loan no Default or Event of Default was in existence and that applicable conditions specified in Section 5 of the Original Credit Agreement, the First Amended and Restated Credit Agreement or the Second Amended and Restated Credit Agreement, as applicable, were satisfied or waived in writing as of that time.

             5.03  Conditions Precedent to Amendment Effective
                   -------------------------------------------
   Date.  The amendment and restatement of the Original Credit
   ----
   Agreement (such term and all other capitalized terms used in this Section 5.03 having the respective meanings stated or

   NY1-53665.4                 -48-

   ascribed in the First Amended and Restated Credit Agreement and references in this Section 5.03 to "hereof" and "this Agreement" being references to the First Amended and Restated Credit Agreement) pursuant to the First Amended and Restated Credit Agreement, and the obligation of each Lender under the First Amended and Restated Credit Agreement (including, without limitation, Kawasaki) to make Loans under the First Amended and Restated Credit Agreement (subject to the terms and conditions thereof), became effective on December 13, 1991 (the "Amendment Effective
                                        -------------------
   Date"), the date on which each of the following conditions
   ----
   was satisfied or waived in writing by all of the Lenders in their sole and absolute discretion:

             (a)  Execution of Agreement; Note.  (i)  The
                  ----------------------------
   Borrower, the Administrative Agent and the Lenders shall have executed a counterpart hereof (whether the same or different counterpart) and shall have delivered the same to the Administrative Agent at its Notice Office or, in the case of the Lenders, shall have given to the Administrative Agent written notice (actually received) at such office that the same has been signed and mailed to it and (ii) there shall have been delivered to the Administrative Agent for the account of Kawasaki a Note executed by the Borrower in the amount, maturity and as otherwise provided in this Agreement.

             (b)  Corporate Documents; Proceedings; Officer's
                  -------------------------------------------
   Certificate.  The Lenders shall have received from the
   -----------
   Borrower a certificate, dated the Amendment Effective Date, signed by the President and Chief Executive Officer, Senior Vice President-Finance or the Vice President and Controller of the Borrower and attested to by the Secretary or any Assistant Secretary of the Borrower in the form of Exhibit Q with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws of the Borrower and the resolutions of the Borrower referred to in such certifi-cate, and the foregoing shall be satisfactory to all of the Lenders.

             (c)  Opinions of Counsel.  The Lenders shall have
                  -------------------
   received opinions, addressed to the Administrative Agent and each of the Lenders and dated the Amendment Effective Date, from (i) Streich Lang covering the due authority, legality, enforceability and other matters related to this Agreement and the other Credit Documents and the requirements hereof and thereof, and (ii) Faegre & Benson covering the entry of the Additional Loan Order and the Kawasaki Order and the taking of any appeals therefrom and Liens on the property or other assets of the Borrower approved by the Bankruptcy Court, and such other opinions with respect to other matters

   NY1-53665.4                 -49-

   incident to transactions contemplated herein, as any Lender may request and as are acceptable to all of the Lenders in their sole and absolute discretion; and Kawasaki shall have received letters from Daugherty, Bradford & Fowler and from Winthrop, Stimson, Putnam & Roberts entitling Kawasaki to rely on the opinions delivered by such counsel pursuant to
   Section 5.01(c) of this Agreement.

             (d)  Cash Management Agreement.  The Borrower, the
                  -------------------------
   Collateral Agent and the Local Bank shall have duly authorized, executed and delivered the First Amendment to Cash Management Agreement in substantially the form of Exhibit R, amending the Initial Cash Management Agreement.

             (e)  Agency Agreement.  Each of the Borrower, the
                  ----------------
   Administrative Agent, the Collateral Agent and the Lenders shall have authorized, executed and delivered the First Amendment to Agency Agreement in substantially the form of Exhibit S, amending the Agency Agreement.

             (f)  Mortgage and Assignment of Gate Leases.  The
                  --------------------------------------
   Borrower shall have (i) duly authorized, executed and delivered and filed with the appropriate Governmental Authorities (a) the First Amendments to Deeds of Trust in substantially the forms of Exhibits T-1, T-2 and T-3, amending each Mortgage encumbering the Mortgaged Properties, and (b) the First Amendment to Assignment of Gate Leases in substantially the form of Exhibit U, amending the Assignment of Gate Leases, and (ii) provided to the Lenders title reports in form and substance satisfactory to the Lenders, and showing title vested in the Borrower and the absence of Liens other than Liens shown on the title reports delivered on the Effective Date.

             (g)  Mortgage Consents.  The City of Phoenix, as
                  -----------------
   landlord, and the Collateral Agent shall have duly authorized, executed and delivered the First Amendments to Consent Agreement in substantially the forms of Exhibits V-1 and V-2. First Interstate Bank of Arizona, N.A., as first mortgagee, shall have duly authorized, executed and delivered the consent letter in substantially the form of Exhibit W.

             (h)  Additional Loan Order and Kawasaki Order.
                  ----------------------------------------
   The Lenders shall have received a certified copy of an order of the Bankruptcy Court in the form of Exhibit D-5, and such order shall be in full force and effect and shall not have been stayed, reversed, vacated, rescinded, modified or amended in any respect (other than modifications acceptable to each of the Lenders, in their sole and absolute discretion).

   NY1-53665.4                 -50-

             (i)  Kawasaki Agreements and Kawasaki
                  --------------------------------
   Stipulations.  The Borrower and Kawasaki shall have executed
   ------------
   and delivered each of the Kawasaki Agreements and each of the Kawasaki Agreements shall be acceptable in form and substance to each of the Lenders, in their sole and absolute discretion. Pursuant to the Kawasaki Credit Agreement, all of the credit advances payable under the Aircraft Finance Agreement shall have been restructured into the Loan (as defined in the Kawasaki Credit Agreement). Stipulations amending the Kawasaki Stipulations to permit Kawasaki to terminate the lease or financing which is the subject of each such Stipulation upon three months' notice, exercisable after December 15, 1991, and to permit rent payments and debt service thereunder to be brought current shall have been executed and delivered by the respective parties thereto and approved by the Bankruptcy Court. The Borrower shall have paid in full all payment obligations then due under each of the Kawasaki Agreements.

             (j)  Intercreditor Agreements.  Kawasaki shall
                  ------------------------
   have executed and delivered a letter in substantially the form of Exhibit X pursuant to which Kawasaki agrees to be bound by the provisions of the intercreditor agreements listed on Schedule 1 to such letter.

             (k)  Consent of Certain Lessors.  The lessors
                  --------------------------
   party to the stipulations with the Borrower listed on
   Schedule 18 hereto shall have consented to the lien of the Lenders pursuant to the Security Agreement on the Borrower's right, title and interest in and to the aircraft leases identified in such stipulations.

             (l)  Insurance.  The Borrower shall have provided
                  ---------
   to the Lenders all insurance certificates, opinions and schedules required by Section 7.03 and the Security Documents to be provided to the Lenders on the Effective Date (as if references therein to the Effective Date were to the Amendment Effective Date).

             (m)  Operating Plan.  The Operating Plan, in the
                  --------------
   form and with the content approved by each of the Lenders, acting in its sole and absolute discretion, shall have been adopted by the management of the Borrower; and the Borrower shall have provided evidence satisfactory to all of the Lenders in their sole and absolute discretion that the Borrower is in compliance with the Operating Plan (including, without limitation, the implementation of all plans and programs required by the terms of the Operating Plan to be implemented on or prior to the Amendment Effective Date).

   NY1-53665.4                 -51-

             (n)  Credit Documents.  The Borrower shall have
                  ----------------
   provided to Kawasaki (i) copies of each of the Credit Documents (including, without limitation, the Security Documents), certified by an appropriate officer of the Borrower as being true, correct and complete and in full force and effect on and as of the Amendment Effective Date and (ii) evidence, reasonably satisfactory to Kawasaki, in its sole and absolute discretion, that all actions described in Section 5.01 of the Credit Agreement and all other actions which, in the reasonable opinion of Kawasaki, are necessary or desirable to perfect and protect the Liens created by the Security Documents have been taken.

             (o)  Payment of Fees, etc.  The Borrower shall
                  ---------------------
   have paid all costs, fees and expenses owing in connection with this Agreement, the other Credit Documents and the documents referred to herein and therein and due to the Administrative Agent, the Collateral Agent and each Lender on or before the Amendment Effective Date (including, without limitation, legal fees and expenses).

             (p)  Representations and Warranties.  All
                  ------------------------------
   representations and warranties of or on behalf of the Borrower in this Agreement and all the other Credit
   Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Amendment
   Effective Date.

             (q)  Other Action.  There shall have been taken
                  ------------
   such other actions, and the Lenders shall have received such other documents, instruments, opinions, reliance letters, certifications and copies of governmental consents, permits, licenses and approvals, as any Lender shall have reasonably requested and which are acceptable to all of the Lenders in their sole and absolute discretion.

   On the Amendment Effective Date, Kawasaki became a Lender under the First Amended and Restated Credit Agreement, with a Commitment equal to the amount set forth opposite its name on Annex I attached thereto. The Borrower and each of the Existing Lenders acknowledged that, pursuant to the Original Credit Agreement and the By-Law Letter Agreement, the Borrower granted to each Existing Lender certain rights of approval with respect to members of the Board of Directors of the Borrower and the Executive Committee of such Board of Directors. The Borrower and each Existing Lender further acknowledged that Kawasaki was not then, and had not at any time been, a party to the Original Credit Agreement or to the By-Law Letter Agreement, and that the Borrower did not at any time grant to Kawasaki any rights of approval with

   NY1-53665.4                 -52-

   respect to members of the Board of Directors of the Borrower or the Executive Committee of such Board of Directors. The Lenders, the Borrower and Kawasaki agreed that neither Kawasaki nor any of its officers, directors or advisors would be liable or responsible to any Person for any exercise of the rights of any Existing Lender under the Original Credit Agreement or the By-Law Letter Agreement or for any act or omission of any Director of the Borrower approved by any Existing Lender. The Borrower, each Existing Lender and Kawasaki agreed and acknowledged that no agency relationship has existed or was intended to be created by the First Amended and Restated Credit Agreement between Kawasaki on the one hand and any Existing Lender or any Director approved by such Existing Lender on the other hand. On the Amendment Effective Date, the By-Law Letter Agreement was terminated and became of no further force or effect.

   Subject to and upon the terms and conditions set forth in the First Amended and Restated Credit Agreement (including, without limitation, Section 5.02 thereof), on the Amendment Effective Date, each Lender made the Loan provided by clause
   (c) of Section 2.02 thereof to be made by such Lender on the Amendment Effective Date. All of such Loans were made simultaneously by the Lenders following acknowledgement and agreement by the Lenders that the Amendment Effective Date had occurred.

   Notwithstanding the amendment and restatement of the Original Credit Agreement by the First Amended and Restated Credit Agreement, all of the Obligations continued to be secured by the Collateral (as defined in the First Amended and Restated Credit Agreement) and the Borrower acknowledged and agreed that the Collateral (as defined in the Original Credit Agreement) remained subject to a lien and security interest in favor of the Collateral Agent for the benefit of the Lenders and Northwest. The First Amended and Restated Credit Agreement was intended as a substitution of, and not as payment of, the Obligations of the Borrower under the Original Credit Agreement and all amounts outstanding and owing by the Borrower under the Original Credit Agreement were deemed to be outstanding and owing by the Borrower under the First Amended and Restated Credit Agreement.

             5.04  Conditions Precedent to Second Amendment
                   ----------------------------------------
   Effective Date.  The amendment and restatement of the First
   --------------
   Amended and Restated Credit Agreement pursuant to the Second Amended and Restated Credit Agreement, and the obligation of GPA Sub and each Second Amendment Lender under the Second Amended and Restated Credit Agreement to make Loans referred to in clause (d) of Section 2.02 of the Second Amended and

   NY1-53665.4                 -53-

   Restated Credit Agreement (subject to the terms and conditions of the Second Amended and Restated Credit Agreement), became effective on September 17, 1992 (the "Second Amendment Effective Date"), the date on which each
    -------------------------------
   of the following conditions was satisfied or waived in writing by all of the Lenders in their sole and absolute discretion (it being understood that all capitalized terms used in this Section 5.04 and defined in the Second Amended and Restated Credit Agreement have the meanings defined in the Second Amended and Restated Credit Agreement and that all references in this Section 5.04 to "hereof" and "this Agreement" are references to the Second Amended and Restated Credit Agreement):

             (a)  Execution of Agreement; Notes.  (i) The
                  -----------------------------
   Borrower, the Administrative Agent and each Lender shall have executed a counterpart hereof (whether the same or a different counterpart) and shall have delivered the same to the Administrative Agent at its Notice Office or, in the case of the Lenders, shall have given to the Administrative Agent written notice (actually received) at such office that the same has been signed and mailed to it and (ii) there shall have been delivered to the Administrative Agent for the account of GPA Sub and each Second Amendment Lender Notes for such Lenders executed by the Borrower in the amounts, maturity and as otherwise provided in this Agreement.

             (b)  Corporate Documents; Proceedings; Officer's
                  -------------------------------------------
   Certificate.  The Lenders shall have received from the
   -----------
   Borrower a certificate, dated the Second Amendment Effective Date, signed by the President and Chief Executive Officer, Senior Vice President-Finance or the Vice President and Controller of the Borrower and attested to by the Secretary or any Assistant Secretary of the Borrower in the form of Exhibit Y with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws of the Borrower and the resolutions of the Borrower referred to in such certificate, and the foregoing shall be satisfactory to all of the Lenders in their sole and absolute discretion.

             (c)  Opinions of Counsel.  The Lenders shall have
                  -------------------
   received opinions, addressed to the Administrative Agent and each of the Lenders and dated the Second Amendment Effective Date, from (i) Streich Lang covering the due authority, legality, enforceability and other matters related to this Agreement and the other Credit Documents and the require-ments hereof and thereof, (ii) Faegre & Benson covering the entry of the Second Additional Loan Order and the taking of any appeals therefrom and Liens on the property or other assets of the Borrower approved by the Bankruptcy Court,

   NY1-53665.4                 -54-

   (iii) Daugherty, Fowler & Peregrin, covering the filing, perfection and priority of the Aircraft/Engine Mortgage (and amendments thereto), and (iv) Winthrop, Stimson, Putnam & Roberts covering the United States citizenship of the Borrower, the Slot Lease (and amendments thereto) and other matters involving the DOT and the FAA, and such other opinions with respect to other matters incident to transactions contemplated herein, as any Lender may request and as are acceptable to all of the Lenders in their sole and absolute discretion.

             (d)  Cash Management Agreement.  The Borrower, the
                  -------------------------
   Collateral Agent and the Local Bank shall have duly autho-rized, executed and delivered the Second Amendment to Cash Management Agreement in substantially the form of Exhibit Z, amending the Initial Cash Management Agreement.

             (e)  Agency Agreement.  Each of the Borrower, the
                  ----------------
   Administrative Agent, the Collateral Agent and the Lenders shall have authorized, executed and delivered the Second Amendment to Agency Agreement in substantially the form of Exhibit AA, amending the Agency Agreement.

             (f)  Mortgage and Assignment of Gate Leases.  The
                  --------------------------------------
   Borrower shall have (i) duly authorized, executed and deliv-ered and filed with the appropriate Governmental Authorities
   (a) the Second Amendments to Deeds of Trust in substantially the forms of Exhibits BB-1, BB-2 and BB-3, amending each Mortgage encumbering the Mortgaged Properties, and (b) the Second Amendment to Assignment of Gate Leases in substan-tially the form of Exhibit CC, amending the Assignment of Gate Leases, and (ii) provided to the Lenders title reports in form and substance satisfactory to all of the Lenders in their sole and absolute discretion, and showing title vested in the Borrower and the absence of Liens other than Liens shown on the title reports delivered on the Effective Date.

             (g)  Mortgage Consents.  The City of Phoenix, as
                  -----------------
   landlord, and the Collateral Agent shall have duly autho-rized, executed and delivered the Second Amendments to Consent Agreement in substantially the forms of Exhibits DD-1 and DD-2. First Interstate Bank of Arizona, N.A., as first mortgagee, shall have duly authorized, executed and delivered the consent letter in substantially the form of Exhibit EE.

             (h)  Second Additional Loan Order.  The Lenders
                  ----------------------------
   shall have received a certified copy of the Second
   Additional Loan Order, and the Second Additional Loan Order shall be entered by the Court and in full force and effect and shall not have been stayed, reversed, vacated,

   NY1-53665.4                 -55-

   rescinded, modified or amended in any respect (other than modifications acceptable to all of the Lenders, in their sole and absolute discretion), and no appeal shall been taken from the Second Additional Loan Order and the time to take any such appeal shall have expired.

             (i)  Intercreditor Agreements.  Each of the
                  ------------------------
   Lenders shall have executed and delivered a letter in substantially the form of Exhibit FF pursuant to which each Lender affirms or reaffirms, as the case may be, that it shall be bound by the provisions of the intercreditor agreements listed on Schedule 1 to such letter.

             (j)  Consent of Certain Lessors.  The lessors
                  --------------------------
   party to the stipulations with the Borrower listed on
   Schedule 18 hereto shall have consented to the lien of the Lenders pursuant to the Security Agreement on the Borrower's right, title and interest in and to the aircraft leases identified in such stipulations.

             (k)  Insurance.  The Borrower shall have provided
                  ---------
   to the Lenders all insurance certificates, opinions and schedules required by Section 7.03 and the Security Docu-ments to be provided to the Lenders on the Effective Date (as if references therein to the Effective Date were to the Second Amendment Effective Date).

             (l)  Operating Plan and Consultant's Report.  The
                  --------------------------------------
   Operating Plan and the report thereon of Simat, Helliesen & Eichner, Inc., the Borrower's consultant, shall be satisfactory in form and content to all of the Lenders, acting in their sole and absolute discretion, and the Operating Plan shall have been adopted by the management and the Board of Directors of the Borrower; and the Borrower shall have provided evidence satisfactory to all of the Lenders in their sole and absolute discretion that the Borrower is in compliance with the Operating Plan (includ-ing, without limitation, the achievement and implementation of all actions required by, and the further cost reductions outlined in, the Operating Plan to be achieved or implemented on or prior to the Second Amendment Effective
   Date).

             (m)  Security Agreement.  The Borrower and the
                  ------------------
   Collateral Agent shall have duly authorized, executed and delivered the First Amendment to Security Agreement in substantially the form of Exhibit GG, amending the Security Agreement.

             (n)  Aircraft/Engine Mortgage and Spare Parts
                  ----------------------------------------
   Mortgage.  The Borrower and the Collateral Agent shall have
   --------

   NY1-53665.4                 -56-

   duly authorized, executed and delivered (i) Amendment No. 3 to Aircraft/Engine Mortgage in substantially the form of Exhibit HH, amending the Aircraft/Engine Mortgage, and
   (ii) Amendment No. 1 to the Spare Parts Mortgage in substantially the form of Exhibit II, amending the Spare Parts Mortgage, together with evidence of filing for recording with the FAA of such amendments and with the priority contemplated hereby and thereby.

             (o)  Slots.  The Borrower and the Collateral Agent
                  -----
   shall have duly authorized, executed and delivered the First Amendment to Slot Lease Agreement in substantially the form of Exhibit JJ, amending the Slot Lease Agreement, and all matters involving the DOT and the FAA relating to the Slots shall be acceptable to all of the Lenders in their sole and absolute discretion.

             (p)  Financial Accommodations.  The Borrower shall
                  ------------------------
   have received from third parties a minimum of $11 million in financial accommodations on terms acceptable to all of the Lenders in their sole and absolute discretion, including, without limitation, the financial accommodations set forth on Schedule 20 hereto; and the Borrower shall have provided evidence thereof in form and substance satisfactory to all of the Lenders in their sole and absolute discretion.

             (q)  Prepayment of Northwest Loans and Release and
                  ---------------------------------------------
   Termination by Northwest.  Simultaneously with the
   ------------------------
   effectiveness of this Agreement and the funding by GPA Sub and the Second Amendment Lenders of the Loans referred to in clause (d) of Section 2.02 hereof, (i) all of the Loans made by Northwest under the Original Credit Agreement and outstanding under the Credit Agreement shall be prepaid in full, together with accrued and unpaid interest thereon, as provided in Section 2.04, and (ii) Northwest shall have duly authorized, executed and delivered a Release and Termination in substantially the form of Exhibit LL releasing all of its right, title and interest in and to the Collateral, the Loans and the Credit Documents.

             (r)  Aircraft Rental and Loan Reductions and
                  ---------------------------------------
   Deferrals.  The Borrower shall have provided evidence in
   ---------
   form and substance acceptable to all of the Lenders in their sole and absolute discretion that the Borrower shall have received from aircraft providers (other than the GPA Entities) rental and interest rate reductions, rental and principal payment deferrals and aircraft fleet reductions in the amounts, for the periods and otherwise as set forth in
   Schedule 19 (or on such other terms as all of the Lenders shall approve in their sole and absolute discretion); and the terms and conditions of such rental and interest rate

   NY1-53665.4                 -57-

   reductions, rental and principal payment deferrals and aircraft fleet reductions shall be in full force and effect (without any unfulfilled conditions to the effectiveness thereof or subject only to such conditions to the effectiveness thereof as all of the Lenders shall approve in their sole and absolute discretion); and the terms of the stipulations with respect to, and the documentation evidencing, such interest rate reductions, rental and principal payment deferrals and aircraft fleet reductions shall be satisfactory in form and substance to all of the Lenders in their sole and absolute discretion.

             (s)  Corporate Governance and Related Actions.
                  ----------------------------------------
   The Borrower shall have duly authorized, executed and delivered the Management Letter Agreement substantially in the form of Exhibit KK and the Lenders (other than Kawasaki) shall have received evidence, satisfactory in form and substance to all of the Lenders (other than Kawasaki) in their sole and absolute discretion, that all actions described in the Management Letter Agreement to be taken on or prior to the Second Amendment Effective Date shall have been taken to the satisfaction of all of the Lenders (other than Kawasaki) in their sole and absolute discretion.

             (t)  A320 Put Agreements.  Pursuant to
                  -------------------
   documentation, satisfactory in form and substance to all of the Lenders in their sole and absolute discretion, (i) each of Kawasaki and GPA Group plc shall have cancelled its right to put A320 aircraft to the Borrower pursuant to the Kawasaki Put Agreement and the Put Agreement, respectively, on or prior to December 31, 1993, (ii) the Borrower shall have agreed that, if in the discretion of its management, the Borrower increases its fleet of A320 aircraft on or after January 1, 1993 and on or prior to December 31, 1993, then (in lieu of taking A320 aircraft from other sources and subject to availability from Kawasaki and the GPA Entities) the Borrower will take A320 aircraft first from Kawasaki and then from the GPA Entities on the same terms and conditions as would have been applicable under the Kawasaki Put Agreement and the Put Agreement, respectively, had the put options thereunder not been so cancelled, and (iii) the Borrower shall have granted to Kawasaki the right to put four A320 aircraft (each of which shall have fewer than 100 flight hours of commercial operation) to the Borrower during the period January 1, 1994 through December 31, 1994 on the terms provided in the Kawasaki Put Agreement.

             (u)  Directors' and Officers' Liability Insurance.
                  --------------------------------------------
   The Borrower shall have provided the Lenders with evidence satisfactory to all of the Lenders in their sole and absolute discretion that the Borrower has in effect on the

   NY1-53665.4                 -58-

   Second Amendment Effective Date (i) directors' and officers' liability insurance, and (ii) corporate indemnification of directors, in each case, sufficient to facilitate and support the changes in the corporate governance of the Borrower contemplated by the Management Letter Agreement.

             (v)  No Material Adverse Change.  In the opinion
                  --------------------------
   of the Lenders, no material adverse change shall have occurred since August 18, 1992 in (i) the financial condition, business or prospects of the Borrower or (ii) the airline industry.

             (w)  Credit Documents.  The Borrower shall have
                  ----------------
   provided to each of the Second Amendment Lenders (i) copies of each of the Credit Documents (including, without limita-tion, all amendments thereto), certified by an appropriate officer of the Borrower as being true, correct and complete and in full force and effect on and as of the Second Amend-ment Effective Date and (ii) evidence, reasonably satisfac-tory to all of the Second Amendment Lenders, in their sole and absolute discretion, that all actions described in
   Section 5.01 of the Credit Agreement have been taken.

             (x)  Payment of Fees, etc.  The Borrower shall
                  ---------------------
   have paid all costs, fees and expenses owing in connection with this Agreement, the other Credit Documents and the documents referred to herein and therein and due to the Administrative Agent, the Collateral Agent and each Lender on or before the Second Amendment Effective Date (including, without limitation, legal fees and expenses).

             (y)  Representations and Warranties.  All repre-
                  ------------------------------
   sentations and warranties of or on behalf of the Borrower in this Agreement and all the other Credit Documents shall be true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date.

             (z)  Retention of Consultant.  The Lenders shall
                  -----------------------
   have received evidence, satisfactory to all of the Lenders in their sole and absolute discretion, that Simat, Helliesen & Eichner, Inc. has been retained by the Borrower as a consultant to advise and assist the Borrower with respect to the implementation of the Operating Plan.

             (aa) Other Action.  There shall have been taken
                  ------------
   such other actions, and all of the Lenders shall have received such other documents, instruments, opinions, reliance letters, certifications and copies of governmental consents, permits, licenses and approvals, as any Lender

   NY1-53665.4                 -59-

   shall have reasonably requested and which are acceptable to all of the Lenders in their sole and absolute discretion.

   On the Second Amendment Effective Date, each Second Amendment Lender became a Lender under the Second Amended and Restated Credit Agreement, with a Commitment equal to the amount set forth opposite its name on Annex I attached to the Second Amended and Restated Credit Agreement and the Commitment of GPA Sub was increased to the amount set forth opposite its name on Annex I to the Second Amended and Restated Credit Agreement. The Borrower and each of the Lenders (other than Kawasaki) acknowledged that, pursuant to the Second Amended and Restated Credit Agreement and the Management Letter Agreement, the Borrower granted to each Lender (other than Kawasaki) certain rights of approval with respect to members of the Board of Directors of the Borrower and the Executive Committee of such Board of Directors. The Borrower and each Lender (other than Kawasaki) further acknowledged that Kawasaki is not a party to the Management Letter Agreement, and that the Borrower did not grant to Kawasaki any rights of approval with respect to members of the Board of Directors of the Borrower or the Executive Committee of such Board of Directors. The Lenders, the Borrower and Kawasaki agreed that neither Kawasaki nor any of its officers, directors or advisors would be liable or responsible to any Person for any exercise of the rights of any other Lender under the Management Letter Agreement or for any act or omission of any Director of the Borrower approved by any such Lender. The Borrower and each Lender (including Kawasaki) agreed and acknowledged that no agency relationship has existed or was intended to be created by the Second Amended and Restated Credit Agreement, between Kawasaki on the one hand and any other Lender or any Director approved by such Lender on the other hand.

   Subject to and upon the terms and conditions set forth in the Second Amended and Restated Credit Agreement (including, without limitation, Section 5.02 thereof), on the Second Amendment Effective Date, GPA Sub and each Second Amendment Lender made the Loan provided by clause (d) of Section 2.02 of the Second Amended and Restated Credit Agreement to be made by such Lender on the Second Amendment Effective Date. All of such Loans were made simultaneously by GPA Sub and the Second Amendment Lenders following acknowledgement and agreement by GPA Sub and the Second Amendment Lenders that the Second Amendment Effective Date had occurred.

   Notwithstanding the amendment and restatement of the First
   Amended and Restated Credit Agreement by the Second Amended and Restated Credit Agreement, all of the Obligations continued to be secured by the Collateral (as defined in the

   NY1-53665.4                 -60-

   First Amended and Restated Credit Agreement) and the Borrower acknowledged and agreed that the Collateral (as defined in the First Amended and Restated Credit Agreement) remained subject to a lien and security interest in favor of the Collateral Agent for the benefit of the Secured Cred-itors. The Second Amended and Restated Credit Agreement was intended as a substitution of, and not as payment of, the Obligations of the Borrower under the First Amended and Restated Credit Agreement and all amounts outstanding and owing by the Borrower under the First Amended Credit Agreement were deemed to be outstanding and owing by the Borrower under the Second Amended and Restated Credit Agreement.

             5.05  Conditions Precedent to Third Amendment
                   ---------------------------------------
   Effective Date.  The amendment and restatement of the Second
   --------------
   Amended and Restated Credit Agreement pursuant to this Agreement, and the agreement of each Lender to extend the maturity of the Loans of such Lender to the Maturity Date (as defined in this Agreement) shall become effective on the date (the "Third Amendment Effective Date"), which date must
              ------------------------------
   occur not later than September 30, 1993, on which each of the following conditions is satisfied unless waived in writing by all of the Lenders in their sole and absolute discretion:

             (a)  Execution of Agreement.  The Borrower, the
                  ----------------------
   Administrative Agent and each Lender shall have executed a counterpart hereof (whether the same or a different counter-part) and shall have delivered the same to the Administra-tive Agent at its Notice Office or, in the case of the Lenders, shall have given to the Administrative Agent written notice (actually received) at such office that the same has been signed and mailed to it.

             (b)  Corporate Documents; Proceedings; Officer's
                  -------------------------------------------
   Certificate.  The Lenders shall have received from the
   -----------
   Borrower a certificate, dated the Third Amendment Effective Date, signed by the Chairman of the Board of Directors, the President and Chief Executive Officer, the Senior Vice President-Finance or the Vice President and Controller of the Borrower and attested to by the Secretary or any Assistant Secretary of the Borrower in substantially the form of Exhibit Y with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws of the Borrower and the resolutions of the Borrower referred to in such certificate, and the foregoing shall be satisfactory to all of the Lenders in their sole and absolute discretion.

             (c)  Opinions of Counsel.  The Lenders shall have
                  -------------------
   received opinions, addressed to the Administrative Agent and

   NY1-53665.4                 -61-

   each of the Lenders and dated the Third Amendment Effective Date, from (i) Andrews & Kurth L.L.P. and Martin J. Whalen covering the due authority, legality, enforceability and other matters related to this Agreement and the other Credit Documents and the requirements hereof and thereof,
   (ii) Faegre & Benson covering the entry of the Interim Extension Loan Order and the taking of any appeals therefrom and Liens on the property or other assets of the Borrower approved by the Bankruptcy Court, and (iii) Winthrop, Stimson, Putnam & Roberts covering the United States citizenship of the Borrower and other matters involving the DOT and the FAA, and such other opinions with respect to other matters incident to transactions contemplated herein, as any Lender may request and as are acceptable to all of the Lenders in their sole and absolute discretion.

             (d)  Mortgage and Assignment of Gate Leases.  The
                  --------------------------------------
   Borrower shall have (i) duly authorized, executed and deliv-ered and filed with the appropriate Governmental Authorities
   (a) the Third Amendments to Deeds of Trust in substantially the forms of Exhibits MM-1, MM-2 and MM-3, amending each Mortgage encumbering the Mortgaged Properties, and (b) the Third Amendment to Assignment of Gate Leases in substan-tially the form of Exhibit NN, amending the Assignment of Gate Leases, and (ii) provided to the Lenders title reports in form and substance satisfactory to all of the Lenders in their sole and absolute discretion, and showing title vested in the Borrower and the absence of Liens other than Liens shown on the title reports delivered on the Effective Date.

             (e)  Mortgage Consents.  The City of Phoenix, as
                  -----------------
   landlord, and the Collateral Agent shall have duly autho-rized, executed and delivered the Third Amendments to Consent Agreement in substantially the forms of Exhibits OO-1 and OO-2.

             (f)  Slots.  The Borrower and the Collateral Agent
                  -----
   shall have duly authorized, executed and delivered the Second Amendment to Slot Lease Agreement in substantially the form of Exhibit PP.

             (g)  Interim Extension Loan Order.  The Lenders
                  ----------------------------
   shall have received a certified copy of the Interim Extension Loan Order, and the Interim Extension Loan Order shall have been entered by the Bankruptcy Court and shall be in full force and effect and shall not have been stayed, reversed, vacated, rescinded, modified or amended in any respect (other than modifications acceptable to all of the Lenders, in their sole and absolute discretion), and no appeal shall been taken from the Interim Extension Loan Order.

   NY1-53665.4                 -62-

             (h)  Operating Plan.  The Operating Plan and the
                  --------------
   recommendations contained in the report thereon of Simat, Helliesen & Eichner, Inc., the Borrower's consultant, shall have been adopted by the management and the Board of Directors of the Borrower.

             (i)  Payment of Ansett Loans and Release and
                  ---------------------------------------
   Termination by Ansett.  Prior to or simultaneously with the
   ---------------------
   effectiveness of this Agreement and the extension of the maturity of the Loans to the Maturity Date (as defined herein), (i) all of the Ansett Loans shall be paid in full, together with accrued and unpaid interest thereon, and
   (ii) Ansett shall have duly authorized, executed and delivered a Release and Termination in substantially the form of Exhibit QQ releasing all of its right, title and interest in and to the Collateral, the Loans and the Credit Documents.

             (j)  Corporate Governance and Related Actions.
                  ----------------------------------------
   The Borrower shall have duly authorized, executed and delivered the Amended and Restated Management Letter Agreement substantially in the form of Exhibit RR and the Lenders (other than Kawasaki) shall have received evidence, satisfactory in form and substance to all of the Lenders (other than Kawasaki) in their sole and absolute discretion, that all actions described in the Amended and Restated Management Letter Agreement to be taken on or prior to the Third Amendment Effective Date shall have been taken to the satisfaction of all of the Lenders (other than Kawasaki) in their sole and absolute discretion.

             (k)  No Material Adverse Change.  In the opinion
                  --------------------------
   of the Lenders, no material adverse change shall have occurred since September 15, 1993 in the financial condition, business or prospects of the Borrower.

             (l)  Payment of Fees, etc.  The Borrower shall
                  ---------------------
   have paid all costs, fees and expenses owing in connection with this Agreement, the other Credit Documents and the documents referred to herein and therein and due to the Administrative Agent, the Collateral Agent and each Lender on or before the Third Amendment Effective Date (including, without limitation, legal fees and expenses).

             (m)  No Default; Representations and Warranties.
                  ------------------------------------------
   No Default or Event of Default shall have occurred and be continuing on and as of the Third Amendment Effective Date and all representations and warranties of or on behalf of the Borrower in this Agreement and all the other Credit Documents shall be true and correct in all material respects on and as of the Third Amendment Effective Date with the

   NY1-53665.4                 -63-

   same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood and agreed that in the event of any inconsistency between the representations and warranties of or on behalf of the Borrower in this Agreement and the representations and warranties of or on behalf of the Borrower in the other Credit Documents, the representations and warranties of or on behalf of the Borrower in this Agreement shall control); and the Lenders shall have received a certificate, dated the Third Amendment Effective Date, and signed by the Vice President and Controller of the Borrower, to such effect.

             (n)  Governmental Action.  No Governmental Action
                  -------------------
   shall purport to, and no Governmental Action or other action or proceedings shall have been filed, instituted, threatened or issued which seeks to, enjoin or restrain or otherwise adversely affect the extension of the maturity of the Loans to the Maturity Date (as defined herein) or the other transactions provided for herein or contemplated hereby or the Borrower's compliance with the terms hereof or of the other Credit Documents.

             (o)  Other Action.  There shall have been taken
                  ------------
   such other actions, and all of the Lenders shall have received such other documents, instruments, opinions, reliance letters, certifications and copies of governmental consents, permits, licenses and approvals, as any Lender shall have reasonably requested and which are acceptable to all of the Lenders in their sole and absolute discretion.

   On the Third Amendment Effective Date, the maturity of the Loans of each Lender shall be extended to the Maturity Date (as defined herein) and the Loans of each Lender shall continue to be outstanding in an aggregate principal amount equal to the amount set forth opposite its name on Annex I attached hereto (and each Lender shall be deemed to have waived any mandatory prepayments of the Loans of such Lender otherwise required pursuant to Sections 4.02(i), 4.02(ii) and 4.02(iv) of the Second Amended and Restated Credit Agreement during the period July 1, 1993 through September 30, 1993). The Borrower and each of the Lenders (other than Kawasaki) hereby acknowledge that, pursuant to this Agreement and the Amended and Restated Management Letter Agreement, the Borrower has granted to each Lender (other than Kawasaki) certain rights of approval with respect to members of the Board of Directors of the Borrower and the Executive Committee of such Board of Directors. The Borrower and each Lender (other than Kawasaki) further acknowledge that Kawasaki is not a party to the Amended and Restated Management Letter Agreement, and that the Borrower

   NY1-53665.4                 -64-

   has not granted to Kawasaki any rights of approval with respect to members of the Board of Directors of the Borrower or the Executive Committee of such Board of Directors. Neither Kawasaki nor any of its officers, directors or advisors shall be liable or responsible to any Person for any exercise of the rights of any other Lender under the Amended and Restated Management Letter Agreement or for any act or omission of any Director of the Borrower approved by any such Lender. The Borrower and each Lender (including Kawasaki) agree and acknowledge that no agency relationship exists or is intended to be created hereby between Kawasaki on the one hand and any other Lender or any Director approved by such Lender on the other hand. On the Third Amendment Effective Date, the Management Letter Agreement shall be amended and restated in its entirety as provided in the Amended and Restated Management Letter Agreement (and the Management Letter Agreement shall be of no further force or effect).

   Notwithstanding the amendment and restatement of the Second Amended and Restated Credit Agreement, all of the Obligations shall continue to be secured by the Collateral and the Borrower acknowledges and agrees that the Collateral remains subject to a lien and security interest in favor of the Collateral Agent for the benefit of the Secured Cred-itors. Except as provided herein and in the Release and Termination executed and delivered by Ansett pursuant hereto, this Agreement is intended as a substitution of, and not as payment of, the Obligations of the Borrower under the Second Amended and Restated Credit Agreement and all amounts outstanding and owing by the Borrower under the Second Amended and Restated Credit Agreement shall be deemed to be outstanding and owing by the Borrower hereunder. Notwithstanding anything herein or in any of the other Credit Documents which may be to the contrary, for all purposes hereof and thereof, the Maturity Date shall be as provided herein.


             SECTION 6.  REPRESENTATIONS, WARRANTIES AND
                         -------------------------------
   AGREEMENTS.
   ----------

             In order to induce the Lenders to enter into this Agreement and to extend the maturity of the Loans to the Maturity Date (as defined herein), the Borrower makes the following representations, warranties and agreements as of the Third Amendment Effective Date, which shall survive the execution and delivery of this Agreement and the extension of the maturity of the Loans to the Maturity Date (as defined herein).

   NY1-53665.4                 -65-

             6.01  Corporate Status.  The Borrower (i) is a
                   ----------------
   duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualification except where the failure to be so qualified is not reasonably likely to have a material adverse effect on the business, operations, property or other assets or condition (financial or otherwise) of the Borrower or on the Collateral or the rights or remedies of the Collateral Agent in respect thereof.

             6.02  Corporate Power and Authority.  Subject to
                   -----------------------------
   the entry of the Interim Extension Loan Order by the Bankruptcy Court, the Borrower has the corporate power to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Credit Documents. The Borrower has duly executed and delivered each of the Credit Documents to which it is a party, and each of such Credit Documents constitutes its legal, valid and binding obligation enforceable against the Borrower in accordance with its terms.

             6.03  No Violation.  Neither the execution,
                   ------------
   delivery or performance by the Borrower of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or govern-mental instrumentality, (ii) will conflict or be incon-sistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of the Borrower pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or instrument to which the Borrower is a party or by which its property or assets are bound or to which it may be subject, in each case to the extent entered into or assumed on or after the Filing Date, or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of the Borrower.

   NY1-53665.4                 -66-

             6.04  Governmental Approvals.  No order, consent,
                   ----------------------
   approval, license, authorization or validation of, or filing, recording or registration with (except the entry of the Orders and those which have been obtained or made or may be required to be made in the future under any Credit Document and cannot be obtained until such future time) or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document or (ii) the legality, validity, binding effect or enforceability of any Credit Document.

             6.05  Priority; Security Interests.
                   ----------------------------

             (a) The Obligations constitute allowed adminis-trative expense claims in the Case having priority over all administrative expenses of the kind specified in Section 503(b) or 507(b) of the Bankruptcy Code, except for the Permitted Expenses and except as expressly permitted by
   Section 8.05(vi).

             (b) The Obligations shall be at all times secured by a Lien on the Collateral in favor of the Collateral Agent for the benefit of the Secured Creditors, which Lien shall be a first priority Lien on all Collateral and perfected by operation of the Orders, except that the Lien securing the Obligations may be junior in priority to the Permitted First Liens with respect to the property encumbered thereby. The Borrower has good and marketable title to all Collateral owned by it free and clear of all Liens, except (i) Liens securing the Obligations, (ii) the Permitted First Liens and
   (iii) other Liens permitted by Section 8.01, all of which Liens referred to in this clause (iii) (other than the Liens permitted by clause (vi) of Section 8.01) are and shall be junior and subordinate to the Liens securing the Obligations. All filings, notices, recordings and other actions taken or made in the United States or any State thereof or in any other jurisdiction necessary to perfect the Liens on the Collateral created pursuant to the Security Documents and the Orders have been made, given or accomplished.

             6.06  Financial Statements; Financial Condition;
                   ------------------------------------------
   Undisclosed Liabilities; etc.
   -----------------------------

             (a)  The consolidated balance sheet of the
   Borrower at December 31, 1992 and the related consolidated statements of operations, shareholders' equity and cash flows of the Borrower for the fiscal year ended on such date and heretofore furnished to the Lenders present fairly in

   NY1-53665.4                 -67-

   all material respects the financial position of the Borrower at the date of such balance sheet and the results of operations of the Borrower for such periods covered in the statements of operations except as expressly disclosed therein and in the notes thereto in conformity with generally accepted accounting principles and practices consistently applied.

             (b)  The consolidated balance sheet of the
   Borrower at June 30, 1993 and the related consolidated statements of operations and cash flows of the Borrower for the six month period ended on such date and heretofore furnished to the Lenders present fairly in all material respects the financial position of the Borrower at the date of such balance sheet and the results of the operations of the Borrower for such periods covered in the statements of operations thereby, except as otherwise disclosed therein and in the notes thereto in conformity with generally accepted accounting principles and practices consistently applied, subject to appropriate year-end audit adjustments.

             (c) Since September 15, 1993, there has been no material adverse change in the business, operations, property or other assets or condition (financial or otherwise) of the Borrower, including, without limitation, as a result of any casualty, strike, lockout or labor dispute.

             (d) Except as fully reflected in the financial statements (including the footnotes thereto) referred to in
   Section 6.06 (b) or in Schedule 9 hereto, there are no liabilities or obligations (excluding current obligations and liabilities incurred in the ordinary course of business) with respect to the Borrower of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due), which either individually or in aggregate are or would be reasonably likely to be materially adverse to the ability of the Borrower to satisfy the Obligations in accordance with their terms or the ability of the Borrower to consummate the transactions contemplated by the Credit Documents.

             (e) The projections presented in the Operating Plan (the "Projections") are based on good faith estimates
              -----------
   and assumptions made by the management of the Borrower on and as of the date of the Operating Plan; and the management of the Borrower believes that the Projections are reasonable and attainable, it being recognized by the Lenders, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or

   NY1-53665.4                 -68-

   periods covered by the Projections may differ from the projected results and that such differences may be material.

             (f)  The property register furnished by the
   Borrower to the Lenders on and as of the Effective Date was a true, complete and accurate description of all aircraft, engines, rotables, Slots, Real Property and other material property or other material assets of the Borrower.

             6.07  Litigation.  Except as set forth in Schedule
                   ----------
   10 hereto, there are no actions, suits or proceedings, other than the Case, pending or, to the knowledge of the Borrower, threatened that are reasonably likely to materially and adversely affect the business, operations, property or other assets or condition (financial or otherwise) of the Borrower or the ability of the Borrower to perform its obligations hereunder or under any of the other Credit Documents.

             6.08  True and Complete Disclosure.  All factual
                   ----------------------------
   information (taken as a whole) furnished on or prior to the Third Amendment Effective Date by the Borrower in writing to any Lender (including, without limitation, all information contained in the Credit Documents but excluding (i) the Projections and any other forecasts and projections of financial information and results submitted to any Lender, and (ii) factual information which was superseded or re-placed on or prior to the date hereof) for purposes of or in connection with this Agreement, or any transaction con-templated herein, is true and accurate as of the date hereof in all material respects and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

             6.09  Use of Proceeds; Margin Regulations.
                   -----------------------------------

             (a) All proceeds of the Loans were used for the Borrower's working capital purposes in accordance with the Operating Plan as defined in the Original Credit Agreement, the First Amended and Restated Credit Agreement and/or the Second Amended and Restated Credit Agreement, as applicable (including, without limitation, to pay amounts due under the A320 Leases, the Engine Leases and the Kawasaki Leases).

             (b) No part of the proceeds of any Loan were used by the Borrower to purchase or carry any Margin Stock or to extend credit to others for the purposes of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof violated or was

   NY1-53665.4                 -69-

   inconsistent with the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

             6.10  Tax Returns and Payments.  The Borrower has
                   ------------------------
   filed all federal income tax returns and all other tax returns required to be filed by it and has paid all income and other taxes payable by it which have become due pursuant to such tax returns and all other taxes and assessments payable by it which have become due, other than those (x) not yet delinquent, (y) contested in good faith and for which adequate reserves have been established or (z) the payment of which is excused or stayed as a result of the Borrower's commencement of the Case. The Borrower has paid, or has provided adequate reserves for the payment of, all federal and state income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof.

             6.11  Compliance with ERISA.
                   ---------------------

             (a)  The Borrower and each member of the
   Controlled Group is in compliance in all respects with any applicable provisions of ERISA and the regulations and published interpretations thereunder including all procedural and fiduciary provisions.

             (b) No Pension Plan has an accumulated or waived funding deficiency within the meaning of Section 412 of the Code and no Pension Plan is insolvent or in reorganization.

             (c)  No Termination Event has occurred or is
   reasonably expected to occur with respect to any Pension
   Plan administered by the Borrower or any member of the Controlled Group or any administrator designated by the Borrower or any member of the Controlled Group.

             (d) There are no unfunded vested liabilities under any Pension Plans administered by the Borrower or any member of the Controlled Group or any administrators designated by the Borrower or any member of the Controlled
   Group.

             (e) Neither the Borrower nor any member of the Controlled Group has incurred or reasonably expects to incur any withdrawal liability under ERISA to any Multiemployer
   Plan or any similar liability or exposure.

             (f) Neither the Borrower nor any member of the Controlled Group has incurred, or expects to incur, any material liability to or on account of any Pension Plan

   NY1-53665.4                 -70-

   pursuant to Section 515, 4062, 4063, 4064, 4201, or 4204 of
   ERISA.

             (g) No Lien imposed under the Code or ERISA on the assets of the Borrower nor any member of the Controlled
   Group exists or is likely to arise on account of any Pension
   Plan.

             6.12  Subsidiaries.  There are no Subsidiaries of
                   ------------
   the Borrower and the Borrower does not hold, directly or indirectly, legally or beneficially, more than 5% of the outstanding voting stock or similar interests of any other Person.

             6.13  Compliance with Statutes, etc.
                   ------------------------------

             (a)  The Borrower is in compliance with all
   applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities, domestic or foreign, in respect of the conduct of its businesses and the ownership of its property, except
   (x) such noncompliances as are not likely to, in the aggregate, have a material adverse effect on the business, operations, property or other assets or condition (financial or otherwise) of the Borrower or on its ability to perform its obligations hereunder or under the other Credit Documents or on the Collateral or any rights or remedies of the Collateral Agent or the Lenders in respect thereof or
   (y) any statute, regulation, order or restriction with which the Borrower is not required to comply by virtue of the Bankruptcy Code, the pendency of the Case or of any order issued in the Case.

             (b) Without limiting the foregoing, no Hazardous Materials (i) exist on, under or about the Borrower's assets or otherwise with respect to the Collateral, or (ii) have at any time been transported to or from such property or used, generated, manufactured, stored or disposed of on, under or about such assets which, in the case of clauses (i) and (ii) above, would violate any permits, regulations or other Governmental Actions or would give rise to any Hazardous Materials Claim materially and adversely affecting any Collateral, including, without limitation, the economic value, use, operation or transferability of any Collateral or for which the Administrative Agent or any Lender could have any liability or obligation with respect thereto or would have a material adverse effect on the business, property or other assets, condition, financial or otherwise, or operations of the Borrower or could give rise to an Environmental Lien. The Borrower has obtained all permits, licenses and authorizations required under all Hazardous

   NY1-53665.4                 -71-

   Materials Laws and is in compliance with the terms and conditions of such permits, licenses and authorizations and all applicable Hazardous Materials Laws except where the failure to obtain such permit, license or authorization or where such noncompliance would not affect any Collateral, would not result in any liability of the Administrative Agent or any Lender, and would not have a material adverse effect on the business, property or other assets, condition, financial or otherwise, or operations of the Borrower or on its ability to perform its obligations hereunder or under the other Credit Documents or on the Collateral or any rights or remedies of the Collateral Agent or the Lenders in respect thereof. The Borrower has not been notified that it is liable for any penalties, fines or forfeitures for failure to comply with any of the foregoing in the manner set forth above. The Borrower is in compliance with, and not in breach of or default under, any applicable writ, order, judgment, injunction, decree, lease, first mortgage, or other agreement or instrument to which the Borrower is a party which would materially and adversely affect the ability of the Borrower to operate any portion of the Real Property or personal property owned or leased by it and no event has occurred and is continuing which, with the passage of time or the giving of notice or both, would constitute noncompliance, breach of or default thereunder the breach of which is likely to have a material adverse effect on the property or other assets, business operation, condition (financial or otherwise) of the Borrower. There are no legal or governmental proceedings pending or, to the knowledge of the Borrower, threatened, which (a) question the validity, term or entitlement of the Borrower for any permit, license, order or registration required for the operation of any facility or personal property which the Borrower currently operates and (b) wherein an unfavorable decision, ruling or finding would have a material adverse effect on the business, operation, property or other assets or condition (financial or otherwise) of the Borrower or on its ability to perform its obligations hereunder or under the other Credit Documents or on the Collateral or any rights or remedies of the Collateral Agent or the Lenders in respect thereof.

             6.14  Investment Company Act.  The Borrower is not
                   ----------------------
   an "investment company" within the meaning of the Investment
   Company Act of 1940, as amended.

             6.15  Public Utility Holding Company Act.  The
                   ----------------------------------
   Borrower is not a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

   NY1-53665.4                 -72-

             6.16  End of Fiscal Year; Fiscal Quarters.  The
                   -----------------------------------
   last day of the fiscal year of the Borrower shall be on December 31 and the last day of each of the fiscal quarters of the Borrower shall be on March 31, June 30, September 30 and December 31.

             6.17  The Orders.  The Final Order has been
                   ----------
   entered and has not been amended, stayed, vacated or rescinded (except (i) to the extent superseded by the Final Order and (ii) as amended in a manner satisfactory to all of the Lenders in their sole and absolute discretion), and the obligations of the parties to the Credit Documents have not been stayed. Upon the maturity (whether by acceleration or otherwise) of any of the Obligations, the Lenders shall be entitled to immediate payment of such Obligations without further application to or order by the Bankruptcy Court. Upon any Event of Default the Collateral Agent shall be entitled to take the actions or enforce the remedies set forth in the Orders and the Security Documents without further application to or order by the Bankruptcy Court or any notice to (other than as expressly provided in the provisos to the third to last sentence of Section 9) or consent of any other Person. The GPA Order has been duly entered, and the GPA Order has not been appealed, amended, stayed, vacated or rescinded. The Additional Loan Order and the Kawasaki Order have been entered and have not been amended, stayed, vacated or rescinded (except as amended in a manner satisfactory to all of the Lenders in their sole and absolute discretion). The Second Additional Loan Order has been entered and has not been amended, stayed, vacated or rescinded (except as amended in a manner satisfactory to all of the Lenders in their sole and absolute discretion). The Interim Extension Loan Order has been entered and has not been amended, stayed, vacated or rescinded (except as amended in a manner satisfactory to all of the Lenders in their sole and absolute discretion).

             6.18  Operations.
                   ----------

             (a) Set forth on Schedule 11 is a true, correct and complete list of (x) all Slots and Routes held or used by the Borrower and (y) all Domestic Gates owned or leased by the Borrower, in each case, as of the Third Amendment Effective Date. The Borrower represents and warrants that it holds the Slots held by it pursuant to Title 14, subject only to the regulations of the FAA, and that it has, at all times after obtaining such Slots, complied in all material respects with all of the terms, conditions and regulations set forth in Title 14, including, without limitation, the
   usage requirements set forth in   93.227 thereof, and that
   there exists no material violation of such terms, conditions

   NY1-53665.4                 -73-

   and regulations that gives the FAA the right to terminate, cancel, withdraw or modify any such Slots. Furthermore, the Borrower shall not use any Slot which is to be used in essential air service operations (as defined by the FAA) for international or non-essential air service operations.

             (b) The Borrower is a "citizen of the United States" as defined in section 101(16) of the Aviation Act and a duly certificated "air carrier" within the meaning of the Aviation Act authorized to transport passengers and cargo in domestic and international air transportation and certificated under Sections 401 and 604(b) of the Aviation Act. All such certificates are in full force and effect and duly issued to the Borrower by the DOT (or the Civil Aeronautics Board) and the FAA, and the Borrower has in full force and effect and duly issued to it all licenses, permits, authorizations, certificates of compliance, certificates of public convenience and necessity and other certificates (including, without limitation, air carrier operating certificates and operations specifications issued by the FAA pursuant to Part 121 of the Regulations of the FAA and all applicable aircraft registration requirements of the FAA, including those set forth in Part 47 of the regulations of the FAA) which are required by the DOT or the FAA for the conduct of the business of the Borrower as now conducted. There are no license fees owed on the Borrower's DOT or FAA licenses. The Borrower is in compliance with all material requirements of the certificates and authorizations issued to it by the DOT and the FAA.

             6.19  GPA Agreements/Kawasaki Agreements.  Each of
                   ----------------------------------
   the GPA Agreements and the Kawasaki Agreements is in full force and effect, no "Default" or "Event of Default" under and as defined in any such agreement (other than an event of default which consists of the existence of the Case) has occurred and is continuing and each of the representations and warranties of the Borrower in the GPA Agreements and the Kawasaki Agreements is true and correct as if made on the Third Amendment Effective Date (except to the extent any such representation or warranty expressly refers to a prior date).


             SECTION 7.  AFFIRMATIVE COVENANTS.
                         ---------------------

             The Borrower covenants and agrees that, unless the Required Lenders otherwise consent in their sole and absol-ute discretion, on and after the Third Amendment Effective Date and until the Loans and the Notes, together with all interest, fees and other Obligations payable hereunder or under the other Credit Documents, are paid in full:

   NY1-53665.4                 -74-

             7.01  Information Covenants.  The Borrower will
                   ---------------------
   furnish to each Lender:

             (a)  Weekly and Monthly Reports.  By the Wednesday
                  --------------------------
   after the end of each week, beginning with the first week or part thereof in which the Third Amendment Effective Date occurs, internal reports on the operations of the Borrower in respect of such week and for the period from the beginning of the current fiscal year to the end of such week, in a format, and in a level of detail, reasonably acceptable to and agreed upon by the Required Lenders; and within 20 days after the end of each month, other than a month which ends a fiscal quarter or a fiscal year of the Borrower, the balance sheet of the Borrower as at the end of such month and the related statements of operations and cash flows for such month and for the elapsed portion of the fiscal year ended with the last day of such month, in each case setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be certified on behalf of the Borrower by the Chief Financial Officer, Treasurer or Vice President and Controller of the Borrower (subject to year-end audit adjustments); and within 20 days after the end of each month, a report with respect to sales of assets during such month, in a format, and in a level of detail, reasonably acceptable to the Required Lenders and demonstrating compliance with the provisions of Sections 8.02(i), 8.02(iii) and 4.02(ii) of this Agreement; and within 20 days after the end of each month, a report with respect to leases entered into during such month, in a format, and in a level of detail, reasonably acceptable to the Required Lenders, and demonstrating compliance with the provisions of Section 8.04 of this Agreement.

             (b)  Financial Statements.  Within 50 days after
                  --------------------
   the close of the first three fiscal quarters in each fiscal year of the Borrower and within 105 days after the last fiscal quarter in any fiscal year of the Borrower (or, if earlier, at the time of filing with the SEC in the case of any accounting period ending after the Effective Date), the balance sheet of the Borrower as at the end of such quarterly period and the related statements of operations, cash flows and stockholders' equity for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, in each case setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be certified on behalf of the Borrower by the Chief Financial Officer, Treasurer or Vice President and Controller of the Borrower (subject to appropriate year-end audit adjustments in the case of statements relating to the first three quarters of any fiscal year) and, in the case of statements relating to

   NY1-53665.4                 -75-

   the last quarter of the fiscal year and for such fiscal year, certified by KPMG Peat Marwick or another independent certified public accounting firm of recognized national standing selected by the Borrower and reasonably acceptable to the Required Lenders without qualification as to the scope of the audit or as to generally accepted accounting principles or practices.

             (c)  Officer's Certificates.  At the time of the
                  ----------------------
   delivery of the financial statements provided for in
   Section 7.01(b), a certificate of the Chief Financial Officer, Treasurer or Vice President and Controller of the Borrower, stating that he has reviewed the terms of this Agreement and the Credit Documents and has made or caused to be made under this provision a review in reasonable detail of the transactions and condition of the Borrower during the period covered thereby and is authorized to act on behalf of the Borrower, to the effect that to the best of his knowledge, no Default or Event of Default has occurred and is continuing, or if such Chief Financial Officer, Treasurer or Vice President and Controller is unable to make the certifications required herein, he shall supply a statement setting forth the reasons for such inability, specifying the nature and extent of such reasons. Such certificate shall also set forth the calculations required to establish whether the Borrower was in compliance with each of the provisions of Section 7.08 and Section 8, at the end of such fiscal quarter or year, as the case may be.

             (d)  Notice of Default or Litigation.  Promptly,
                  -------------------------------
   and in any event within three Business Days after the Borrower obtains knowledge thereof, notice of (i) the occur-rence of any Default or Event of Default or (ii) any litigation or governmental proceeding not filed in the Case commenced (x) against the Borrower which could materially and adversely affect the business, operations, property or other assets or condition (financial or otherwise) of the Borrower or its ability to perform its obligations hereunder or under the other Credit Documents or the Collateral or the rights or remedies of the Collateral Agent in respect thereof or (y) with respect to any Credit Document.

             (e)  Other Reports and Filings.  Promptly, copies
                  -------------------------
   of (i) all financial information, proxy materials and other information and reports concerning material developments in the business, operations, property or other assets or condition (financial or otherwise) of the Borrower, which the Borrower (x) has filed with the Securities and Exchange Commission or any governmental agencies substituted therefor (the "SEC") or any comparable agency outside of the United
         ---
   States, including periodic filings required as of the

   NY1-53665.4                 -76-

   Effective Date by such agency, (y) has filed with the FAA or the DOT, or, in each case, any comparable agency outside of the United States or (z) has delivered to the Board of Directors, any member of an Official Committee (exclusive of materials delivered to members of an Official Committee in their individual non-representative capacity) or holders of, or to any agent or trustee with respect to, Indebtedness of the Borrower in its capacity as such a holder, agent or trustee (unless such information or materials have theretofore been delivered to the Lenders pursuant to this
   Section 7.01), and (ii) all financial and management reports regarding the Borrower in connection with any audit by its independent accountants, including, without limitation, any report making accounting control recommendations or noting deficiencies.

             (f)  Pleadings, etc.  Promptly after the same is
                  ---------------
   available, (i) copies of all material pleadings, motions, applications, judicial information, financial information and other documents not generally noticed to all parties-in-interest on the official service list in the Case (x) filed by or on behalf of the Borrower with the Bankruptcy Court in the Case or (y) distributed by or on behalf of the Borrower to any Official Committee, except information which is publicly available and information which the Borrower reasonably believes is in the possession of, or generally available to, the Lenders and (ii) copies of all pleadings, motions and applications filed by third parties (it being understood that any of the foregoing relating to ordinary course of business matters and customary for bankruptcy proceedings shall not be deemed material for this clause
   (f)).

             (g)  Slot Use; Notice of Slot Use Prohibition.
                  ----------------------------------------
   (i) In the event that the Borrower shall have determined not to use any Operating Route or Slot held by it in accordance with Title 14 or any applicable law or regulation, the Borrower shall give written notice to the Lenders no later than three days following the date of such determination, which notice shall identify such Slot or Operating Route, and the extent of use of such Slot or Operating Route in the twelve months preceding such notice, and (ii) in the event of the proposal or imposition of any law, rule or regulation with respect to Routes or Slots, which law, rule or regula-tion could have the effect of (x) prohibiting or restricting in any respect the ability of the Borrower to acquire, hold, sell or otherwise transfer the right to hold or use the Operating Routes or Slots, or (y) in any other respect, adversely affecting the interests of the Lenders, the Borrower will, in each case, within three days of such event, give written notice of such proposal or imposition.

   NY1-53665.4                 -77-

             (h)  Collateral Schedules.  On or before the 20th
                  --------------------
   day of each month, a certificate executed by the Chief Financial Officer, Treasurer or Vice President and Control-ler of the Borrower of the existing Collateral, the value thereof (showing, among other things, by type and category of Collateral in detail reasonably acceptable to the Required Lenders, compliance with Section 7.08 and Section 4.02(i)) and all locations thereof, plus any additional filing, registration, or other action necessary or advisable to fully perfect the Collateral Agent's security interest therein under applicable law (other than under the Bankruptcy Code by reason of the Orders) in substantially the form of Exhibit M hereto.

             (i)  ERISA.  Promptly (and in no event later than
                  -----
   10 days) after becoming aware of the occurrence of any (i) Termination Event, or (ii) "prohibited transaction," as such term is defined in Section 4975 of the Code, in connection with any Pension Plan of the Borrower or any trust created thereunder, a written notice from an officer of the Borrower specifying the nature thereof, what action the Borrower proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto; and with reasonable promptness copies of (iii) all notices received by the Borrower or any member of the Controlled Group of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan; (iv) each Form 5500 annual report, including Schedule B thereto (Actuarial Information) filed by the Borrower or any member of the Controlled Group with the Internal Revenue Service with respect to each Pension Plan; and (v) all notices received by the Borrower or any member of the Controlled Group from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA.

             (j)  Compliance Reports.  In March of 1994,
                  ------------------
   (x) reports of the type described in Section 5.01(e)(ii) in each jurisdiction in which the UCC-1 financing statements referred to in Section 5.01(e)(i) were filed and in which any other UCC-1 financing statements were subsequently filed (which shall show UCC-1 financing statements covering all applicable Collateral duly filed and none of which shall disclose evidence of any Liens other than Permitted First Liens), and (y) an opinion of FAA counsel referred to in
   Section 5.01(c)(i) (or other FAA counsel reasonably acceptable to the Required Lenders) showing the filing, perfection and priority of all Collateral covered by the Aircraft/Engine Mortgage and the absence of any Liens other

   NY1-53665.4                 -78-

   than Permitted First Liens, such opinion to be in form and substance reasonably acceptable to the Required Lenders.

             (k)  Other Information.  From time to time, such
                  -----------------
   other information or documents (financial or otherwise), including, without limitation, board papers and minutes, and further including, without limitation, revised cash flow statements and revised profit and loss statements, in each case, supporting or relating to transactions with respect to which the Borrower seeks or is required to obtain the consent, concurrence, approval and/or waiver of the Required Lenders, as the Administrative Agent or any Lender may request in its sole and absolute discretion.

             (l)  Board and Committee Meetings.  Upon the
                  ----------------------------
   request of any Lender (other than Kawasaki), such Lender may (but shall be under no obligation to) attend (on a non-participating basis) meetings of the Borrower's Executive Committee (as such Executive Committee is constituted on the Second Amendment Effective Date) or portions of meetings of the Borrower's Board of Directors or committees thereof at which matters relating to the Operating Plan and its implementation, monitoring and oversight are discussed.

             (m)  Monthly Projections.  Within ten days after
                  -------------------
   the end of each month, internal projections for the three-month period following the end of such month, which projections shall (i) be based upon the Borrower's most recent internal performance information, (ii) set forth profit and loss projections on no less than a monthly basis and cash flow projections on a daily basis, and (iii) otherwise be in a form acceptable to the Required Lenders.

             (n)  Excess of "net available cash" Over
                  -----------------------------------
   $125,000,000.  If on any date the amount of "net available
   ------------
   cash" (as such term is defined in Section 8.15(d)) exceeds $125,000,000, then, within two Business Days of such date, the Borrower shall give written notice of such excess to the Lenders.

             (o)  Increase in Investment Account Minimum
                  --------------------------------------
   pursuant to Section 4.02(i).  On or before the 20th day of
   ---------------------------
   each month, a certificate executed by the Chief Financial Officer, Treasurer or Vice President and Controller of the Borrower and furnished to the Lenders, the Collateral Agent and the Administrative Agent, setting forth (i) the amount by which the Investment Account Minimum is required to be increased pursuant to Section 4.02(i) by reason of a deficiency in the value of rotables as of the last day of such month, and (ii) the amount to which the Investment Account Minimum is increased by reason of such deficiency.

   NY1-53665.4                 -79-

             7.02  Books, Records and Inspections.  The
                   ------------------------------
   Borrower will keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles and all require-ments of applicable law shall be made of all dealings and transactions in relation to its business and activities.
   The Borrower will permit officers and designated repre-sentatives of the Administrative Agent, the Collateral Agent or any Lender to visit and inspect any of the properties of the Borrower to the extent permitted by law, and to examine the books of account of the Borrower and discuss the affairs, finances and accounts of the Borrower with, and be advised as to the same by, its and their officers, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent, the Collateral Agent or any Lender may request.

             7.03  Maintenance of Property; Insurance.  The
                   ----------------------------------
   Borrower shall maintain or cause to be maintained in good repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, all of its aircraft, aircraft engines, ground equipment, simulators, terminals, offices and all other properties material to its operations and will make or cause to be made all appropriate repairs, renewals and replacements thereof, consistent with past practice as in effect prior to the Filing Date. The Borrower shall maintain or cause to be maintained, with financially sound and reputable insurers the liability and property insurance policies and programs listed on Schedule 12 hereto or substantially similar programs or policies and amounts or other programs, policies and amounts reasonably acceptable to the Administrative Agent and the Required Lenders. On or before the expiration or renewal date thereof, the Borrower shall deliver or cause to be delivered to the Lenders insurance certificates and opinions evidencing compliance with the requirements hereof and of each Credit Document for each such policy or program then in effect: (i) the amount of such policy, (ii) the risks insured against by such policy, (iii) the name of the insurer, each insured party under such policy and the loss payees under any property damage insurance and (iv) the policy number of such policy. All such policies shall contain an endorsement providing for naming of the Administrative Agent, the Collateral Agent and the other Secured Creditors as additional insureds, for payment to the Collateral Agent on behalf of the Lenders in the case of hull and other property damage insurance of all money due or to become due thereunder except to the extent the holder of a Permitted First Lien is the loss payee for such proceeds, prior notice to the Administrative Agent of cancellation or material changes in the terms of the insurance and such

   NY1-53665.4                 -80-

   other terms as the Administrative Agent may reasonably request. The provisions of this Section 7.03 shall be deemed to be in addition to, but not in limitation of, the provisions of any of the Security Documents that require the maintenance of insurance.

             7.04  Corporate Franchises.  The Borrower will do
                   --------------------
   or cause to be done all things necessary to preserve and keep in full force and effect its existence and its rights (including, franchises, licenses and patents), except in all cases with respect to such rights, other than with respect to Slots and Routes, where (x) the failure to do so is not reasonably likely to have a material adverse effect on the business, operations, property, assets or condition (financial or otherwise) of the Borrower or (y) the failure to do so is excused by virtue of the status of the Borrower as a debtor-in-possession in the Case or any order issued in the Case; provided, however, that in all cases the Borrower
             --------  -------
   shall preserve and keep in full force and effect all rights which are applicable to the Collateral or the loss of which could have a material adverse effect on the Collateral, including, without limitation, on the value or transfer-ability thereof.

             7.05  Compliance with Statutes, etc.  The Borrower
                   ------------------------------
   will comply with all applicable laws, statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as (x) are not reasonably likely to (A) result in a forfeiture or cancellation of the right of the Borrower to use the Slots held or used by it or (B) in the aggregate, have a material adverse effect on the business, operations, property or other assets or condition (financial or otherwise) of the Borrower or (y) are excused by virtue of the status of the Borrower as the debtor-in-possession in the Case or any order issued in the Case; provided, however, that in all
                             --------  -------
   cases the Borrower shall comply with all laws, statutes, regulations, orders and restrictions which are applicable to the Collateral or if noncompliance therewith could have a material adverse affect on the Collateral, including, without limitation, on the value or transferability thereof.

             7.06  End of Fiscal Years; Fiscal Quarters.  After
                   ------------------------------------
   the Third Amendment Effective Date, the Borrower shall not change the date on which any of its fiscal quarters or its fiscal year shall end.

   NY1-53665.4                 -81-

             7.07  Performance of Obligations.  The Borrower
                   --------------------------
   will perform all of its obligations arising after the Filing Date, and not stayed as a result of the Case, under the terms of each agreement by which it is bound, except such non-performances as are not reasonably likely to, in the aggregate, have a material adverse effect on the business, operations, property, assets or condition (financial or otherwise) of the Borrower or which are described in the Operating Plan as agreements that will not be assumed or otherwise performed.

             7.08  Minimum Designated Collateral Balances.
                   --------------------------------------
   Without limiting any other provision of this Agreement or the other Credit Documents, the Borrower shall maintain at all times Collateral of the following types and with the following values as of the last day of each calendar month:

             (a)  Rotables            Minimum Value
                  --------            -------------

                  B747-200 Rotables - $11 million
                  B757-200 Rotables - $23 million
                  B737-300 Rotables - $17 million
                  B737-200 Rotables - $21 million

                  Total Rotables    - $72 million; less

                  for each category of rotables the amounts by
                  which the Investment Account Minimum is
                  increased as the result of a deficiency in
                  the required value of rotables in such
                  category; and provided, however, that the
                                --------  -------
                  amount (if any) by which the aggregate value
                  of B757-200 and B737-300 rotables exceeds the aggregate minimum value specified above for B757-200 and B737-300 rotables may be added, without duplication, to (i) the value of B737-200 rotables for the purpose of determining compliance with the required minimum value of B737-200 rotables and/or
                  (ii) the value of B747-200 rotables for the
                  purpose of determining compliance with the
                  required minimum value of B747-200 rotables;
                  and provided further, however, that if
                      -------- -------  -------
                  rotables of any category are the subject of an Asset Sale (to which the Required Lenders shall have consented in their sole and absolute discretion), then the aggregate minimum value specified above for the rotables of such category and for total rotables shall be reduced by the greater of the net book value of the rotables that are

   NY1-53665.4                 -82-

                  the subject of such Asset Sale (calculated as provided in the succeeding paragraph of this
                  Section 7.08(a)) and the gross proceeds of such Asset Sale.

             The value of rotables shall be deemed to be the net book value of the rotables after giving effect to depreciation thereof in accordance with the Borrower's accounting principles and practices in effect as of the date hereof (which principles and practices the Borrower repre-sents and warrants were in effect for the Borrower's most recent full fiscal year and agrees shall not be changed); provided, however, that overhaul, refurbishment and other
   --------  -------
   such costs may be capitalized and included in the net book value of the applicable rotables only to the extent such costs would be included in accordance with such accounting principles and practices and shall in any event be included only with respect to rotables for auxiliary power units, constant speed drives and landing gear and, provided
                                               --------
   further, however, that in all cases, as of the last day of
   -------  -------
   each month, not less than 65% of the total value of all rotables shall be in serviceable condition with FAA tags and in the possession of the Borrower and no more than 35% of the total value of all rotables shall be in the possession of overhaul agencies, vendors or any Person other than the Borrower.

             (b)  Certain
                  Equipment           Minimum Value
                  ---------           -------------

                  Ground support,     $30 million, less
                                                   ----
                  maintenance,        depreciation charges
                  passenger service,  properly taken with
                  food service,       respect thereto on and
                  telecommunication,  after August 1, 1991
                  surface transpor-   and less the principal
                                          ----
                  tation, office,     amount of any Loans
                  computer and        repaid pursuant to
                  storage             Section 4.02(i) as the
                                      result of a deficiency in
                                      the required value of
                                      such equipment.

             The value of such equipment shall be deemed to be the net book value thereof after deducting depreciation thereof in accordance with the Borrower's accounting principles and practices in effect as of the date hereof (which principles and practices the Borrower represents and warrants were in effect for the Borrower's most recent fiscal year and agrees shall not be changed).

   NY1-53665.4                 -83-

             (c)  Receivables         Minimum Value
                  -----------         -------------

                  Non Offsettable     $20 million
                  Eligible
                  Receivables

                  Total Eligible      $65 million
                  Receivables         less the principal
                                      ----
                  (Offsettable        amount of any Loans
                  and Non-            repaid pursuant to
                  Offsettable         Section 4.02(i) as a
                  Receivables)        result of a deficiency
                                      in the required value of
                                      total receivables;

   provided, however, that the amount of cash or Cash Equiva-
   --------  -------
   lents on deposit in or to the credit of the Investment Account which is in excess of the Investment Account Minimum may be added to the value of Total Eligible Receivables (but not Non-Offsettable Eligible Receivables) for the purpose of determining compliance with the required minimum value of total receivables (but not Non-Offsettable Receivables).

             The value of Eligible Receivables shall be deemed to be the net book value thereof after deducting an allowance for bad debts in accordance with the Borrower's accounting principles and practices in effect as of the date hereof (which principles and practices the Borrower represents and warrants were in effect for the Borrower's most recent fiscal year and agrees shall not be changed).

             The categorization of Non-Offsettable Receivables and Offsettable Receivables shall be made based on the Borrower's accounting principles and practices in effect as of the date hereof (which principles and practices the Borrower represents and warrants were in effect for the Borrower's most recent fiscal year and agrees shall not be changed), but in no event shall Non-Offsettable Receivables include Receivables for goods which have not been shipped or delivered or for services which have not been performed, Airline Clearing House Universal Air Travel Card Receivables, travel agency area settlement plan Receivables, travel agency non area settlement plan Receivables, or credit card Receivables; provided, however, that to the
                            --------  -------
   extent the Borrower demonstrates the sufficiency thereof through analyses and supportive documentation acceptable to the Required Lenders, the Required Lenders may in their sole and absolute discretion, agree to allow the Borrower to characterize a portion of such Receivables as Non-Offsettable Receivables.

   NY1-53665.4                 -84-

             7.09  Hazardous Materials.  The Borrower will
                   -------------------
   handle, store, utilize, dispose of, transport, discharge or emit any Hazardous Materials only in accordance with applicable laws or other requirements of any Governmental Authority. The Borrower will promptly take any and all necessary remedial action required by any Governmental Authority or by any Hazardous Material Law or prudent under the circumstances in response to the presence, storage, use, disposal, transportation or discharge of any Hazardous Materials on, under or about any of its assets which would affect the Collateral or could result in any liability or obligation to the Administrative Agent or any Lender with respect thereto or would have a material adverse effect upon the business, operations, property or other assets or condition (financial or otherwise) of the Borrower. In the event the Borrower undertakes any remedial action with respect to any Hazardous Material on, under or about any of its assets, the Borrower shall conduct and complete such remedial action in compliance with all applicable federal, state and local laws, regulations, rules, ordinances and policies, and in accordance with the orders and directives of all Governmental Authorities except in each case where such presence, storage, use, disposal, transportation or discharge of any Hazardous Materials is being contested in good faith. The Borrower shall promptly notify the Administrative Agent of any such remedial action and provide to the Administrative Agent such information or reports relating thereto as it may request.

             7.10  Cash Management.
                   ---------------

             (a) The Borrower shall comply with all terms and conditions of the Initial Cash Management Agreement and any other cash management arrangements entered into pursuant to
   Section 5.01(p). In addition, the Borrower shall institute and comply with such other account and cash management arrangements as the Required Lenders may request in their sole and absolute discretion, including, without limitation, changes in the banks at which the accounts are held, the existing lock box system, the collection of receivables and the concentration of cash. In furtherance of the foregoing, the Borrower shall execute and deliver such additional lock box and concentration account cash management agreements as are contemplated by the Initial Cash Management Agreement or as the Required Lenders may request in their sole and absolute discretion. The Borrower shall not enter into a new or revised merchant bank arrangement with respect to the VISA/Master Card credit card program (a "Successor Merchant
                                            ------------------
   Bank Arrangement") unless (i) the Borrower shall have given
   ----------------
   to all of the Lenders at least 20 days' prior written notice of such Successor Merchant Bank Arrangement, (ii) all

   NY1-53665.4                 -85-

   documents evidencing and/or relating to such Successor Merchant Bank Arrangement shall be satisfactory in form and substance to the Required Lenders in their sole and absolute discretion, and (iii) prior to or simultaneously with the entry by the Borrower into such Successor Merchant Bank Arrangement, (a) the Borrower shall have delivered, and/or caused to be delivered, all such amendments, supplements and/or replacements of the Initial Cash Management Agreement and all documents relating thereto as the Required Lenders shall have requested, each in form and substance satisfactory to the Required Lenders in their sole and absolute discretion, and (b) to the extent deemed necessary or appropriate by the Required Lenders in their sole and absolute discretion, there shall have been entered an amendment, in form and substance satisfactory to the Required Lenders in their sole and absolute discretion, to the Second Additional Loan Order and/or the Loan Extension Order which reflects and accommodates, on a basis no less favorable to the Lenders than that contained in the Second Additional Loan Order and/or the Loan Extension Order in respect of the predecessor merchant bank arrangement, any Liens on cash collateral granted pursuant to the aforesaid documents relating to such Successor Merchant Bank Arrangement and the release of any Liens on cash collateral that secure the predecessor merchant bank arrangement.

             (b) The Borrower shall cause (i) to be deposited in the Concentration Account all unrestricted cash funds of the Borrower, (ii) to be transferred from the Concentration Account and deposited in the Investment Account from time to time any surplus of the moneys on deposit in the Concentration Account over an amount equal to $5 million (plus such other amounts as may be included in the "Concentration Account Maximum" as such term is defined in the Initial Cash Management Agreement), and (iii) to be deposited in the Investment Account from time to time all proceeds of the investment of moneys on deposit in the Investment Account in Cash Equivalents; provided, however,
                                           --------  -------
   that the Borrower may cause to be withdrawn from the Investment Account and deposited in the Concentration Account from time to time amounts that are required to meet the operating cash flow requirements of the Borrower after application of amounts on deposit in the Concentration Account and available for such purpose, so long as no Default or Event of Default shall have occurred and be continuing on the date of each such withdrawal and so long as after giving effect to each such withdrawal the amount on deposit in the Investment Account shall be at least equal to the Investment Account Minimum for such day. Amounts deposited in the Concentration Account pursuant to this

   NY1-53665.4                 -86-

   Section 7.10(b) shall be used by the Borrower to meet the cash flow requirements of the Borrower.

             (c) Notwithstanding the provisions of Section 7.10(b), the "Section 7.10(c) Amount" (required as a
                 ----------------------
   condition to the use of amounts on deposit in the Investment Account in accordance with the provisos to the remedies of the Lenders contained in Section 9) shall, as of any day, be an amount at least equal to the Investment Account Minimum for such day.

             (d) Notwithstanding the provisions of Section 7.10(b), if at any time following the occurrence and continuance of an Event of Default, there shall be on deposit in the Investment Account an amount (referred to as the "Event of Default Collateralization Amount") equal to
        -----------------------------------------
   the sum of (i) the outstanding principal amount of the Loans, (ii) interest accrued and to accrue on the Loans to the next Interest Payment Date for the Loans, and (iii) all other amounts due and to become due under this Agreement to the next Interest Payment Date for the Loans (as the Event of Default Collateralization Amount is confirmed by the Required Lenders to the Borrower, the Collateral Agent and the Local Bank), then the Borrower may, without the necessity to obtain the consent of the Required Lenders,
   (A) cause to be withdrawn from the Investment Account and deposited in the Concentration Account from time to time amounts that are in excess of the Event of Default Collateralization Amount and are required to meet the operating cash flow requirements of the Borrower after application of amounts on deposit in the Concentration Account and available for such purpose, and (B) cause to be withdrawn from the Concentration Account and used for such purpose amounts that are from time to time on deposit in the Concentration Account; and provided further, however, that
                              -------- -------  -------
   the Borrower shall cause amounts to be withdrawn from the Concentration Account and used for such purpose prior to causing amounts on deposit in the Investment Account to be withdrawn and used for such purpose.

             (e) At any time the amount on deposit in the Investment Account shall be less than the Investment Account Minimum, the Borrower shall (i) cause the Local Bank and/or the Collateral Agent to notify the Lenders of the amount on deposit in the Investment Account and the Concentration Account as of the close of business on each day, and (ii) furnish to the Lenders on each day a certificate of the Chief Financial Officer, Treasurer or Vice President and Controller of the Borrower, in the form of Exhibit O, containing (x) a projection of the Borrower's cash inflow and cash outflow for the next succeeding day, (y) the amount

   NY1-53665.4                 -87-

   of moneys withdrawn from the Concentration Account and the Investment Account on such day to meet the operating cash flow requirements of the Borrower, and (z) such other information as is set forth in and required by Exhibit O.

             (f) The covenants of the Borrower contained in Sections 7.10(b), (c), (d) and (e) shall not limit, alter or modify in any respect any provision of any cash management arrangement described or referred to in Section 7.10(a).

             7.11  Further Assurances.
                   ------------------

             (a) Whenever and so often as reasonably requested by the Administrative Agent, the Collateral Agent or the Required Lenders, the Borrower will promptly execute and deliver or cause to be executed and delivered, at its own expense, all such other and further instruments, documents or assurances, and promptly do or cause to be done all such other and further things as may be necessary and reasonably required, in order to further and more fully vest in the Collateral Agent all rights, interests, powers, benefits, privileges and advantages conferred or intended to be conferred by this Agreement, the other Credit Documents and the Orders.

             (b) The Borrower agrees that any time and from time to time, at the expense of the Borrower, it will promptly execute and deliver all further instruments and documents, including, without limitation, aircraft, aircraft engines, aircraft parts mortgages and gates assignments and take all further action that may be necessary or desirable, or that the Administrative Agent, the Collateral Agent or the Required Lenders may request, to perfect and protect any Lien granted or purported to be granted hereby, by the other Credit Documents or the Orders, and including in any event the execution and delivery of an amendment or supplement (including detailed property descriptions) to the Mortgage in respect of Real Property acquired after the Effective Date, or to enable the Collateral Agent to exercise and enforce its rights and remedies with respect to any Collateral. Without limiting the generality of the foregoing, the Borrower will record the Mortgages if not already recorded and provide promptly upon the request of the Required Lenders A.L.T.A. title insurance in an amount not less than the value of such Real Property as set forth in Schedule 8 hereto with respect to the Lien of the Collateral Agent on all or any Real Property, A.L.T.A. surveys, and a "phase I" environmental report on Hazardous Materials with respect to Real Property, in each case in form and substance reasonably acceptable to the Required Lenders. Also, without limiting the generality of the fore-

   NY1-53665.4                 -88-

   going, the Borrower will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or that the Administrative Agent, the Collateral Agent or the Required Lenders may request, to protect and preserve the Liens granted or purported to be granted hereby and by the other Credit Documents and the Orders. Furthermore, without limiting the generality of the foregoing, the Borrower will execute and record Amendment No. 2 to Parts Mortgage in substantially the form of Exhibit YY and cause to be furnished to the Lenders an opinion of FAA Counsel, in reasonably acceptable form, with respect thereto.

             (c) The Borrower hereby authorizes the Collateral Agent to file one or more financing or continuation state-ments or other applicable documents, and amendments thereto, relative to all or any part of the Collateral without the signature of the Borrower, where permitted by law. A carbon, photographic or other reproduction of the applicable Security Document or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement or other applicable document where permitted by law. The Collateral Agent will promptly send to the Borrower any such documents which it files without the signature of the Borrower and the Collateral Agent will promptly send the filing or recordation information with respect thereto.

             (d) In the event that the Collateral Agent shall exercise any of its rights and remedies pursuant to the Orders or any Security Document with respect to a sale of any portion of the Collateral, the Borrower shall cooperate in good faith with the Collateral Agent in effecting such sale and execute such agreements, documents and instruments as requested by the Collateral Agent in connection therewith.

             (e) Upon the request of the Collateral Agent, the Borrower shall deliver certificates, chattel paper or instruments representing any Collateral covered by any Security Document and/or take such other action under any Security Document as the Collateral Agent may request in order to protect the security interests purported to be granted thereby.

             (f) Upon the request of the Required Lenders, the Borrower shall cause to be prepared and delivered to the Lenders an audit and valuation, prepared by a firm of independent consultants acceptable to the Required Lenders, with respect to the Borrower's rotables and/or receivables.

   NY1-53665.4                 -89-

             SECTION 8.  NEGATIVE COVENANTS.
                         ------------------

             The Borrower agrees that, unless the Required Lenders otherwise consent in their sole and absolute discretion, subject to the provisions of Section 10.21 of this Agreement, on and after the Third Amendment Effective Date and until the Loans, and the Notes, together with all interest, fees and other Obligations payable hereunder or under the other Credit Documents, are paid in full:

             8.01  Liens.  The Borrower will not create, incur,
                   -----
   assume or suffer to exist any Lien upon or with respect to any property or other assets (real or personal, tangible or intangible) of the Borrower whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with or without recourse to the Bor-rower), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any recording or notice statute (except in connection with the Liens permitted below), or apply to the Bankruptcy Court for the authority to do any of the foregoing; provided that the creation, incurrence,
                  --------
   assumption or existence of the following shall be permitted (and the Borrower may apply to the Bankruptcy Court for approval of):

                  (i) valid and enforceable Liens in existence on the Filing Date to the extent described in Schedule 14 hereto and to the extent of the principal of the Indebtedness secured thereby on the Filing Date, toget-her with interest, fees, expenses and other charges then and thereafter payable in respect of such Indebtedness in accordance with the terms of such Indebtedness as in effect on the Filing Date, and after giving effect to any cross-collateralization of such Indebtedness in accordance with the terms of such Indebtedness as in effect on the Filing Date, (including, without limitation, Liens securing Indebtedness consisting of the payment deferrals referred to in Section 5.02(f), but excluding in any event a Lien on any Collateral or any other Lien in favor of First Interstate Bank of Arizona, N.A., except Liens on Collateral as set forth on Schedule 14 attached hereto and a Lien on cash constituting part of the "Reserve" or the "Original Reserve" in accordance with the Merchant Agreement Supplement), without giving effect to any extensions or replacements of such Liens, only to the extent encumbering the assets described in such Schedule 14 on the Filing Date and proceeds and

   NY1-53665.4                 -90-

        replacement assets of a similar type (A) if a Lien thereon was expressly provided in the security agreement providing for the Lien referred to in
        Schedule 14 and only to the extent of the principal of the Indebtedness secured thereby on the Filing Date, together with interest, fees, expenses and other charges then and thereafter payable in respect of such Indebtedness in accordance with the terms of such Indebtedness as in effect on the Filing Date, and after giving effect to any cross-collateralization of such Indebtedness in accordance with the terms of such Indebtedness as in effect on the Filing Date, or (B) if such Lien is approved after the Filing Date by an order of the Bankruptcy Court as a first or prior Lien;

                 (ii)  Liens securing the Obligations;

                (iii)  Liens arising under capitalized leases
        to the extent permitted by Section 8.05(iii);

                 (iv)  Customary Permitted Liens;

                  (v)  Liens securing purchase money
        Indebtedness permitted under Sections 8.05(vii) and
        8.07 incurred after the Filing Date to acquire the property subject to such Lien so long as such Lien attaches only to the property so acquired and the amount of the Indebtedness incurred in connection therewith and secured by such Lien does not exceed 95% of the acquisition price of the property subject to such Lien;

                 (vi)  Liens on the Collateral securing the
        Indebtedness permitted by Section 8.05(vi), provided
                                                    --------
        that such Liens are pari passu with, but not senior to,
                            ---- -----
        the Liens of the Security Documents, and provided
                                                 --------
        further that all documentation relating to such Liens
        -------
        and Indebtedness is reasonably satisfactory to all of the Lenders;

                (vii)  Liens securing the Indebtedness under
        the Spares Credit Agreement, dated as of September 28, 1990, between the Borrower and IAE International Aero Engines AG, as amended and supplemented, and the Credit Agreement, dated as of September 28, 1990, between the Borrower and IAE International Aero Engines AG, as amended and supplemented, on assets of the Borrower not subject to the Liens of such Spares Credit Agreement and such Credit Agreement on the Filing Date but thereafter subjected to such Liens pursuant to Section
        4.03 of such Spares Credit Agreement and Section 3.03

   NY1-53665.4                 -91-

        of such Credit Agreement, which Liens are subject and subordinate to the Liens securing the Obligations and all extensions, modifications, renewals and replace-ments thereof, provided that, in each case, (i) the
                       --------
        respective documentation with respect to such Liens shall expressly provide that the holder or holders of such Liens shall not, and shall have no right to, exercise any right to foreclose or otherwise realize on the assets subject thereto, or exercise any remedies thereunder, prior to the occurrence of the Lien Termination Date hereunder, and (ii) the respective documentation with respect to such Liens shall express-ly provide that such Liens shall terminate upon any release or termination (including any such releases or terminations pursuant to Section 8.02 hereof or as a result of any sale or other disposition of the Collateral as a result of the enforcement of the remedies contained herein and in the Security Documents) of the Liens created pursuant to the Security Documents (other than such releases occurring solely as a result of the occurrence of the Lien Termination Date hereunder), with the rights of the holders of such Liens in the event of any realization or foreclosure of the respective Collateral being only to receive any excess proceeds remaining from such realization or disposition after the repayment in full of all Obligations and the occurrence of the Lien Termination Date hereunder;

               (viii) Liens constituting security deposits, maintenance reserves and similar arrangements (a) in effect prior to the Filing Date, (b) approved by order of the Bankruptcy Court prior to the Effective Date, or
        (c) approved in writing by the Required Lenders; and Liens on cash or investments constituting proceeds of drawings under letters of credit issued for the account of the Borrower prior to the Filing Date and held as, or in lieu of, security deposits, maintenance reserves or similar arrangements; and

                 (ix)  Liens on cash collateral securing the
        obligations of the Borrower in connection with any Successor Merchant Bank Arrangement, provided that such
                                             --------
        Liens are in replacement or substitution or otherwise in lieu of Liens on cash collateral securing the obligations of the Borrower in connection with a predecessor merchant bank arrangement, and provided
                                                   --------
        further that all documents relating to such Liens are
        -------
        satisfactory to the Required Lenders, and provided
                                                  --------
        further that all conditions precedent to such Successor
        -------
        Merchant Bank Arrangement set forth in Section 7.10(a)

   NY1-53665.4                 -92-

        have been satisfied; and with respect to the Successor Merchant Bank Arrangement to which Electronic Data Systems Corporation is a party, the liens on Real Property (securing the obligations of the Borrower in connection therewith) to which the Required Lenders consented pursuant to letter agreement, dated April 14, 1993, with the Borrower.

             8.02  Consolidation, Merger, Sale of Assets, etc.
                   -------------------------------------------
   The Borrower will not wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consoli-dation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or other assets, or enter into any partnerships, joint ventures or sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or other assets (other than purchases or other acquisitions of inventory, materials, equipment and other property in the ordinary course of business) of any Person, or apply to the Bankruptcy Court to do any of the foregoing, except that the foregoing shall not preclude (and the Borrower may apply to the Bankruptcy Court for approval of):

                  (i)  subject to maintaining the required
        levels of certain types of Collateral described in
        Section 7.08, sales and leases by the Borrower of inventory, materials, equipment and other property (exclusive in any case of aircraft, engines, Real Property, Slots and receivables), in the ordinary course of business not required to be approved by the Bankruptcy Court under Section 363 of the Bankruptcy Code;

                 (ii)  Capital Expenditures to the extent not
        in violation of Section 8.07;

                (iii)  Asset Sales (exclusive of Designated
        Collateral except to the extent permitted by clause (i) above) by the Borrower for cash at fair market value (as approved by the Board of Directors of the Borrower) pursuant to the Operating Plan, so long as (x) prior to any such Asset Sale, the Borrower shall have received written consent of the Required Lenders with respect thereto, which consent may be withheld or granted in their sole and absolute discretion, provided that the
                                            --------
        written consent of the Required Lenders shall not be required with respect to any such Asset Sale or Asset Sales if (I) the net book value of each item of the property subject to such Asset Sale or Asset Sales is less than $50,000, (II) the proceeds of the sale or

   NY1-53665.4                 -93-

        other disposition of each such item is at least equal to 40% of the net book value of such item, and (III) the Net Proceeds of all such Asset Sales effected in any one month without the prior written consent of the Required Lenders do not exceed $100,000, (y) after giving effect to any such Asset Sale (including any such Asset Sale effected without the written consent of the Required Lenders), the requirements of Sections
        4.02 and 7.08 are satisfied and no Default or Event of Default shall have occurred and be continuing or would result therefrom after giving effect thereto, and (z) the proceeds received from the consummation of such Asset Sale are applied as provided in Section 4.02;

                 (iv)  terminations of leases by way of
        rejection under the Bankruptcy Code and in accordance with the Operating Plan and terminations of leases of aircraft by reason of the exercise of call rights under such leases in accordance with the terms of such call rights as set forth on Schedule 19; or

                  (v)  to the extent expressly indicated on
        Schedule 19 with respect to particular aircraft, transfers of such aircraft to the holders of the Permitted First Liens on such aircraft or to the lessors of such aircraft.

   To the extent the Required Lenders waive the provisions of this Section 8.02 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this
   Section 8.02 and/or the definition of the term "Asset Sale" contained in Section 1.01, the Collateral Agent shall (if applicable, following any required prepayment of the Loans as provided in Section 4.02) take such action, at the Borrower's expense, as the Borrower may reasonably request to release the Collateral Agent's lien on the Collateral subject to the Asset Sale, but not the proceeds thereof, so that it may be free and clear of the Liens created by the applicable Security Document and the Orders. Nothing contained in this Section 8.02 shall preclude the Borrower from entering into agreements or transactions which contemplate or provide for the payment in full of all Obligations and the occurrence of the Lien Termination Date so long as such repayment and occurrence are conditions precedent to the consummation of such agreements or transactions and such conditions precedent are fulfilled (and not waived).

             8.03  Distributions.  The Borrower shall not
                   -------------
   authorize, declare or pay any Distributions or apply to the Bankruptcy Court for the authority to do so.

   NY1-53665.4                 -94-

             8.04  Leases.  The Borrower will not permit the
                   ------
   aggregate annual minimum or base rent payments (excluding
   (i) any property taxes, insurance costs, maintenance charges or other amounts paid as additional rent or lease payments and (ii) payments arising from capitalized lease obliga-tions), and net of income arising from subleases to third parties entered into or existing in the ordinary course of business to the extent permitted by the Operating Plan, by the Borrower under agreements to rent or lease any real or personal property to exceed 105% of the applicable amount set forth in the Operating Plan for the applicable period set forth therein, provided that in any event the Borrower
                      --------
   will not, on or after the Third Amendment Effective Date, enter into any agreement (including, without limitation, any agreement in the nature of an extension or renewal) to rent or lease any aircraft or engines (but excluding any leases entered into in accordance with or pursuant to the Put Agreement or the Kawasaki Put Agreement or any amendment or modification to either thereof which is referred to in
   Section 5.04) or any real property unless, in each case, the Required Lenders shall have consented thereto in writing; and provided further that in any event the Borrower will
       -------- -------
   not, on or after the Third Amendment Effective Date, enter into any agreement (including, without limitation, any agreement in the nature of an extension or renewal) to rent or lease any personal property (not described in the preceding proviso), whether pursuant to an operating lease, a capitalized lease or otherwise, unless (i) the aggregate amount of all payments required or provided to be made by the Borrower during the term of such agreement does not exceed $500,000, or (ii) the Required Lenders have consented thereto in writing.

             8.05  Indebtedness.  The Borrower will not
                   ------------
   contract, create, incur, assume or suffer to exist any Indebtedness, or apply to the Bankruptcy Court for the authority to do so, except (and the Borrower may apply to the Bankruptcy Court for approval of):

                  (i)  Indebtedness of the Borrower incurred
        pursuant to this Agreement and the other Credit
        Documents;

                 (ii)  Indebtedness of the Borrower incurred
        prior to, and outstanding on, the Filing Date (including Indebtedness arising from reimbursement obligations for letter of credit drawings occurring after the Filing Date on letters of credit outstanding on the Filing Date) and listed on Schedule 15 hereto ("Existing Debt"), without giving effect to any
          -------------
        extensions, renewals or refinancings thereof;

   NY1-53665.4                 -95-

                (iii) Indebtedness secured by Liens consisting of (a) capitalized lease obligations outstanding on the Filing Date and (b) capitalized lease obligations permitted under Section 8.07 up to an aggregate principal amount at any one time outstanding of $5 million;

                 (iv) surety bonds and appeal bonds arising in the ordinary course of business or in connection with the enforcement of rights or claims of the Borrower or arising out of any judgment not constituting an Event of Default;

                  (v)  Indebtedness consisting of the payment
        deferrals referred to in Section 5.02(f) and Section
        5.04(r);

                 (vi)  Indebtedness in an amount of up to $25
        million which is (i) incurred at any time prior to the Maturity Date, (ii) secured by the Collateral on a basis which is pari passu with, but not senior to, the
                       ---- -----
        Obligations, (iii) entitled to administrative priority under Section 364(c)(1) of the Bankruptcy Code which is pari passu with, but not senior to, the Obligations,
        ---- -----
        (iv) on terms and conditions which are substantially the same as the terms and conditions of this Agreement and the other Credit Documents and (v) governed and secured by the Credit Documents (which shall be amended, supplemented or otherwise modified to provide for such Indebtedness in a manner reasonably satisfactory to all of the Lenders, including, without limitation, an increase in the Investment Account Minimum for each day subsequent to the date of issuance of such Indebtedness to reflect the issuance of such Indebtedness and ensure that the ratio of the Investment Account Minimum to the aggregate principal amount of all Indebtedness secured thereby remains unchanged after the issuance of such Indebtedness);

                (vii)  Indebtedness of the Borrower incurred
        pursuant to the Kawasaki Credit Agreement; and

                (viii) Indebtedness consisting of purchase money Indebtedness secured by a Lien permitted under Sections 8.01(v) and otherwise permitted under Section
        8.07 up to an aggregate principal amount of $5 million.

             8.06  Advances, Investments and Loans.  The
                   -------------------------------
   Borrower will not lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital

   NY1-53665.4                 -96-

   contribution to, any other Person, or apply to the Bankruptcy Court for the authority to do any of the fore-going, except that the following shall be permitted (and the Borrower may apply to the Bankruptcy Court for approval thereof):

                  (i)  the Borrower may acquire receivables
        owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

                 (ii)  cash and Cash Equivalents to or for the
        credit of the Concentration Account and the Investment
        Account;

                (iii)  the loans, advances and other invest-
        ments made by the Borrower prior to, and outstanding on, the Filing Date and listed on Schedule 16 hereto;

                 (iv)  the Borrower may make advances to
        employees for moving, relocation and travelling expenses, drawing accounts and similar expenditures in the ordinary course of business not to exceed
        $1,000,000 at any time outstanding;

                  (v)  cash and Cash Equivalents held as cash
        collateral constituting Liens permitted under
        Section 8.01(i) which are not greater than the amount held on the Filing Date, except in the case of the Lien on cash collateral in favor of First Interstate Bank of Arizona, N.A. as and to the extent provided in Section 8.01(i); and

                 (vi)  credit extended by the Borrower (other
        than by means of cash payment) in the ordinary course of business to employees in connection with share purchases under employee benefit programs applicable to all or substantially all employees.

             8.07  Capital Expenditures.  The Borrower will not
                   --------------------
   make any expenditure for fixed or capital assets (excluding expenditures for the maintenance and repair of aircraft, engines and parts which should be capitalized in accordance with generally accepted accounting principles, but including capitalized lease obligations) (collectively, "Capital
                                                  -------
   Expenditures"), in excess of 105% of the applicable amount
   ------------
   (exclusive of such maintenance and repairs) set forth in the Operating Plan for the applicable period set forth therein, provided that in any event the Borrower will not, on or
   --------
   after the Third Amendment Effective Date, make any Capital Expenditure, or enter into any agreement relating to or

   NY1-53665.4                 -97-

   providing for the making of a Capital Expenditure, unless
   (i) the amount of such Capital Expenditure does not exceed
   $500,000, or (ii) the Required Lenders have consented thereto in writing.


             8.08  Limitation on Repayments, etc.  Except for
                   ------------------------------

                  (i) payments in respect of the A320 Leases, the Engine Leases, the Put Agreement and any leases entered into in connection with the Put Agreement or any amendment or modification thereto which is referred to in Section 5.04,

                  (ii) payments in respect of the Kawasaki
        Leases, the Kawasaki Put Agreement and any leases entered into in connection with the Kawasaki Put
        Agreement or any amendment or modification thereto which is referred to in Section 5.04,

                  (iii) payments of scheduled lease payments
        under capitalized and operating leases of the Borrower existing on the Filing Date to the extent such leases are assumed by Borrower pursuant to the Case and in accordance with the Operating Plan and only if the lessors or lenders thereunder have (x) agreed to the deferral described in Section 5.02(f) or such other deferral arrangements as may have been disclosed to and approved by the Required Lenders as provided in Section 5.02(f), and (y) agreed to the rental reductions and deferrals described in Section 5.04(r) or such other arrangements as may have been disclosed to and approved by the Lenders as provided in Section 5.04(r) and, in each case, the same is in full force and effect, provided that, except as expressly set forth on
        --------
        Schedule 19 with respect to a particular lease of particular aircraft, scheduled lease payments shall not include, or be deemed to include, any amounts payable as or constituting or representing termination or other liquidated damage payments, but scheduled lease payments shall include amounts necessary to meet return condition requirements upon termination of leases upon expiration of the stated terms thereof or upon exercise of call rights thereunder in accordance with the terms of such call rights as set forth on Schedule 19, and provided further that scheduled lease payments shall
        -------- -------
        not include payments (or portions thereof) that are deferred as provided in Sections 5.02(f) and 5.04(r) (unless and until such payments (or portions thereof) are payable in accordance with the terms of the deferrals referred to in such Sections), and provided
                                                     --------

   NY1-53665.4                 -98-

        further that scheduled payments with respect to a
        -------
        particular lease of a particular aircraft (determined as aforesaid) may be reduced from those provided for in
        Schedule 19 and the Operating Plan if (I) such reduction (x) is agreed to in writing by the Borrower and the applicable aircraft lessor, (y) does not involve, require or result in the payment by the Borrower, whether on a particular payment date or over the term of the lease or otherwise, of any amount or amounts in excess of those otherwise provided for in
        Schedule 19 and the Operating Plan, and (z) does not, cannot and will not result in a Default or an Event of Default, and (II) the agreement relating to such reduction, together with such other documents and information reasonably requested by the Required Lenders, has been reviewed by the Required Lenders and approved by the Required Lenders for purposes of ensuring compliance with the provisions of this Section 8.08(iii) (it being understood and agreed that the approval rights of the Required Lenders shall be limited to such purposes),

                  (iv) payments initially of defaulted amounts
        owing, and thereafter of amounts when due, under 1110 Indebtedness outstanding on the Filing Date to the extent such Indebtedness has been assumed by Borrower and in accordance with the Operating Plan and then only if lenders thereunder have (x) agreed to the deferral described in Section 5.02(f) or such other deferral arrangements as may have been disclosed to and approved by the Required Lenders as provided in Section 5.02(f), and (y) agreed to the rental reductions and deferrals described in Section 5.04(r) or such other arrangements as may have been disclosed to and approved by the Lenders as provided in Section 5.04(r) and, in each case, the same is in full force and effect, provided
                                                    --------
        that, except as expressly set forth on Schedule 19 with respect to particular 1110 Indebtedness secured by particular aircraft, the foregoing amounts shall not include any amounts payable or accruing after or by reason of the return, redelivery or repossession of the aircraft which secures any 1110 Indebtedness, and provided further that the foregoing amounts shall not
        -------- -------
        include any amounts (or portions thereof) that are deferred as provided in Sections 5.02(f) and 5.04(r) (unless and until such payments (or portions thereof) are payable in accordance with the terms of the deferrals referred to in such Sections), and provided
                                                     --------
        further that the foregoing amounts payable with respect
        -------
        to particular 1110 Indebtedness secured by particular aircraft (determined as aforesaid) may be reduced from

   NY1-53665.4                 -99-

        those provided for in Schedule 19 and the Operating Plan if (I) such reduction (x) is agreed to in writing by the Borrower and the applicable lender, (y) does not involve, require or result in the payment by the Borrower, whether on a particular payment date or over the term of the 1110 Indebtedness or otherwise, of any amount or amounts in excess of those otherwise provided for in Schedule 19 and the Operating Plan, and (z) does not, cannot and will not result in a Default or an Event of Default, and (II) the agreement relating to such reduction, together with such other documents and information reasonably requested by the Required Lenders, has been reviewed by the Required Lenders and approved by the Required Lenders for purposes of ensuring compliance with the provisions of this Section 8.08(iv) (it being understood and agreed that the approval rights of the Required Lenders shall be limited to such purposes),

                  (v) payments in respect of Existing Secured
        Debt from the proceeds of Asset Sales to the extent such Asset Sales are permitted in accordance with the terms of this Agreement),

                  (vi) payments in respect of prepetition
        obligations owing to Persons who because they are not citizens of, or resident in, the United States are not subject to the jurisdiction of the Bankruptcy Court not to exceed $4,800,000 in aggregate amount at any time after the Effective Date and to the extent provided for in the Operating Plan (as defined in the Original Credit Agreement at all times prior to the Amendment Effective Date, the First Amended and Restated Credit Agreement at all times prior to the Second Amendment Effective Date, the Second Amended and Restated Credit Agreement at all times prior to the Third Amendment Effective Date and this Agreement at all times after the Third Amendment Effective Date),

                  (vii) payments of interest and payments of other amounts not exceeding $53,015 per month under Existing Secured Debt with respect to property necessary for the Borrower's operations in accordance with the Operating Plan approved by the Bankruptcy Court for adequate protection required under Sections 362 and 363 of the Bankruptcy Code,

                  (viii) payments not exceeding $2,000,000 in aggregate amount at any time after the Effective Date which are made in accordance with the Operating Plan (as defined in the Original Credit Agreement at all

   NY1-53665.4                -100-

        times prior to the Amendment Effective Date, the First Amended and Restated Credit Agreement at all times prior to the Second Amendment Effective Date, the Second Amended and Restated Credit Agreement at all times prior to the Third Amendment Effective Date and this Agreement at all times after the Third Amendment Effective Date) in respect of prepetition obligations (including any such payments required pursuant to order of the Bankruptcy Court and any such payments in respect of the Borrower's leasehold interest in Real Property), and

                  (ix) scheduled payments of principal and interest under Existing Secured Debt not otherwise described in the preceding clauses (i) through (viii) which (A) do not exceed $55,000,000 in principal, plus interest thereon, during 1993, and $21,000,000 in principal, plus interest thereon, during 1994, and (B) are made in accordance with the Operating Plan on a monthly basis without increase in any monthly payment by more than 5% of the monthly payment provided for in the Operating Plan, and, in each case, only so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower will not pay or apply to the Bankruptcy Court for the authority to (w) assume or make any payments (including, without limitation, for settlement payments) in respect of any leases of real or personal property and executory contracts except for leases and executory contracts (1) entered into after the Filing Date or (2) which do not relate to aircraft and have been or will be assumed, and in each case in accordance with the Operating Plan on a monthly basis without increase in any monthly payment by more than 5% of the monthly payment provided for in the Operating Plan, (x) make any payment or prepayment on or redemption or acquisition for value (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) of any Indebtedness of the Borrower incurred or created prior to the Filing Date, (y) pay any interest on any Indebtedness or other obligations of the Borrower incurred or created prior to the Filing Date (whether in cash, in kind securities or otherwise) or (z) pay any amounts with respect to trade or ordinary course of business payables or other obligations (other than payments contemplated under the Operating Plan pursuant to and authorized by the Bankruptcy Court pursuant to its orders styled (A) "Order Authorizing Payment or Honoring of Prepetitions Obligations to America West Ticketholders, Other Airlines With Whom America West Has

   NY1-53665.4                -101-

   Interline Arrangements, Travel Agents, Clearing Houses, Tour Service Providers, Foreign Vendors, Fuel Suppliers, and Other Essential Suppliers" dated June 27, 1991; (B) "Order Authorizing Payment of Prepetition Wages, Salaries and Commissions, Employee Business Expense Reimbursement Contributions to Employee Benefit Plans, and other Employee Benefits" dated June 27, 1991; (C) "Order Authorizing Payment on Honoring of Certain Prepetition Claims of Outside Mechanics and Repairmen" dated June 27, 1991; and (D) any amended orders or further orders with respect to the matters addressed in the orders listed above) of the Borrower incurred or created prior to the Filing Date. Nothing in this Section shall prevent the Borrower from paying post-petition trade payables (including required utility deposits and aircraft maintenance) or post-petition accrued expenses arising in the ordinary course of business.

             8.09  Transactions with Affiliates.  The Borrower
                   ----------------------------
   will not, and will not apply to the Bankruptcy Court for the authority to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Borrower, other than on terms and conditions substantially as favorable to such Person as would be obtainable by such Person at the time in a comparable arm's-length transaction with a Person other an Affiliate. Nothing in this Section 8.09 shall prohibit any transactions permitted under Sections 8.05 and 8.06.

             8.10  Subsidiaries.  The Borrower will not
                   ------------
   establish, create, permit to exist or acquire any Subsidiary.

             8.11  Chapter 11 Claims.  Except as expressly
                   -----------------
   permitted by Section 8.05(vi), the Borrower will not apply to the Bankruptcy Court for the authority to incur, create, assume, suffer or permit any administrative expense claim under Section 364, 503 or 507 of the Bankruptcy Code, Lien against the Borrower or its property or other assets in the Case to be pari passu with, or senior to, the Obligations
              ---- -----
   and the Liens of the Collateral Agent and Secured Creditors hereunder, except for the Permitted Expenses.

             8.12  Final Extension Loan Order.  The Borrower
                   --------------------------
   shall cause, on or prior to October 8, 1993, the Final Order to have been entered and to be in full force and effect.

             8.13  Conversion to Chapter 7.  The Borrower shall
                   -----------------------
   not without giving the Lenders 10 Business Days prior written notice, apply to the Bankruptcy Court to convert the Case to a case under Chapter 7 of the Bankruptcy Code pursuant to Section 1112(a) of the Bankruptcy Code. After

   NY1-53665.4                -102-

   giving the Lenders such notice, the Borrower shall take all actions requested by the Lenders in connection with the protection of the Collateral and the security interests therein securing the Obligations.

             8.14  Operation of Specified Aircraft/Engines.
                   ---------------------------------------
   The Borrower shall not (i) operate any Specified Aircraft and Engines outside the United States, Canada, Mexico or Japan, except for occasional other foreign use on charters where the pilots used are the pilots of the Borrower and all operational control and possession remains with the Borrower and maintenance and insurance continue to be provided by the Borrower, or lease the same to any other Person, or (ii) (except as otherwise agreed in writing by the Required Lenders) allow any Specified Aircraft and Engines to undergo any major maintenance or structural work by any Person other than employees of the Borrower or an FAA certified repair station in the United States the location of which is set forth in Annex B to the Security Agreement (so long as it shall have no Lien rights against any Collateral except for Liens subordinate to the Liens in favor of the Collateral Agent contemplated hereunder to the extent (if any) provided for in the Bankruptcy Code) or (iii) (except as otherwise agreed in writing by the Required Lenders) allow any parts covered by the Aircraft/Engine, Mortgage or other Collateral covered by the Security Agreement to be located any where other than the locations provided for in such Security Document.

             8.15  Operating Plan Covenants.  The Borrower
                   ------------------------
   shall:

             (a)  Aircraft.  Not have in its fleet on or after
                  --------
   the Third Amendment Effective Date in excess of 86 aircraft (exclusive of aircraft under leases entered into in accordance with or pursuant to the Put Agreement or the Kawasaki Put Agreement or any amendment or modification to either thereof which is referred to in Section 5.04).

             (b)  Operating Profit/Loss.  Cause its "operating
                  ---------------------
   loss" or "operating profit" to be not greater in the case of an operating loss and not less in the case of an operating profit than (i) $7.5 million more in the case of a loss or $7.5 million less in the case of a profit than that projected in the Operating Plan for any calendar month including in any applicable month operating profit for the cumulative number of prior months in such period in excess of that projected for such period on a cumulative basis, and
   (ii) $15 million more in the case of a loss or $15 million less in the case of a profit than that projected in the Operating Plan for any quarter ending March 31, June 30,

   NY1-53665.4                -103-

   September 30 or December 31. Operating profit and operating loss have the same meanings set forth in the Operating Plan and shall be calculated in the same manner as in the Operating Plan.

             (c)  Net Income/Loss.  Cause its "net income" or
                  ---------------
   "net loss" to be not less in the case of income or more in the case of loss by the same applicable variance amount set forth in clause (b) above than the amount projected in the Operating Plan for such monthly or quarterly period described in clause (b) above after, as the case may be, adjusting the projected net losses during each such period by excluding losses resulting from provisions for pre-petition claims made in the Case and other losses and write-offs which result from the Case which do not at any time result in a cash expenditure by the Borrower. Net income and net loss shall have the meanings set forth in the Operating Plan and shall be calculated in the same manner as in the Operating Plan.

             (d)  Cash Balance.  Maintain "net available cash"
                  ------------
   (which term shall have the same meaning as set forth in the Operating Plan and shall be calculated in the same manner as in the Operating Plan, but shall in any event exclude all deposits, advance payments not enumerated on Schedule 20, holdbacks, reserves, cash collateral and other amounts held by Persons other than the Borrower and all other cash to which the Borrower's access is legally restricted in any way except that cash and Cash Equivalents in or to the credit of the Investment Account shall be included in "net available cash") as of the end of each day occurring after the Third Amendment Effective Date in an amount not less than the sum of (i) $55,000,000, (ii) the aggregate amount of any Net Proceeds of the Slot Collateral (or any part or portion thereof) and/or the Engine Collateral (or any part or portion thereof) theretofore required to be deposited in the Investment Account pursuant to Section 4.02(ii), (iii) or
   (v), and (iii) if such day is a day other than a day on which the Loans are repaid to the full extent required pursuant to Section 4.02(ii), the aggregate amount of the Net Proceeds of Asset Sales that are required to be applied to the repayment of the Loans pursuant to Section 4.02(ii) but that have not been so applied; and in the event that as of the end of any day occurring after the Third Amendment Effective Date, the amount of "net available cash" exceeds $125,000,000, notify the Lenders as provided in Section 7.01(n) and, if applicable, prepay the Loans as provided in
   Section 4.02(iv). The amount of "net available cash" required to be maintained pursuant to this Section 8.15(d) on a given day is referred to herein as the "Cash Covenant
                                                -------------
   Amount" for such day.  Notwithstanding anything herein which
   ------

   NY1-53665.4                -104-

   may be to the contrary and without creating any obligation on the part of any Lender to extend, or to consent to the extension of, the Maturity Date, the Cash Covenant Amount for each day occurring after the Maturity Date shall be determined simultaneously with, or prior to, any extension of the Maturity Date.

             (e)  Investment Account Balance.  Maintain cash
                  --------------------------
   and Cash Equivalents on deposit in the Investment Account as of the end of each day occurring after the Third Amendment Effective Date in an amount not less than the sum of (i) (a) $36,390,000 if such day is a day occurring on or prior to December 30, 1993, or (b) $41,390,000 if such day is a day occurring after December 30, 1993, (ii) the aggregate amount of any Net Proceeds of the Slot Collateral (or any part or portion thereof) and/or the Engine Collateral (or any part or portion thereof) theretofore required to be deposited in the Investment Account pursuant to Section 4.02(ii), (iii) or (v), (iii) if such day is a day other than a day on which Loans are repaid to the full extent required pursuant to
   Section 4.02(ii), the aggregate amount of the Net Proceeds of Asset Sales that are required to be applied to the repayment of Loans pursuant to Section 4.02(ii) but that have not been so applied, and (iv) the aggregate amount of all increases in the Investment Account Minimum theretofore required and effective pursuant to Section 4.02(i). The amount of cash and Cash Equivalents required to be on deposit in the Investment Account on a given day pursuant to this Section 8.15(e) is referred to herein as the "Investment Account Minimum" for such day. Notwithstanding
    --------------------------
   anything herein which may be to the contrary and without creating any obligation on the part of any Lender to extend, or to consent to the extension of, the Maturity Date, the Investment Account Minimum for each day occurring after the Maturity Date shall be determined simultaneously with, or prior to, any extension of the Maturity Date.

             8.16  Slots and Routes.  Except in the case of
                   ----------------
   Slots and Routes subject to an Asset Sale permitted in accordance with this Agreement, the Borrower shall not fail to take all actions necessary or, in the reasonable judgment of the Collateral Agent or Required Lenders, advisable in order to maintain the value and utility of its respective Slots and Routes. In addition to any other remedies for a violation of this Section 8.16, if the Borrower does not utilize any Slots in a manner, and with a degree of frequency, needed to assure their continued status as assets of the Borrower, then the Collateral Agent shall be entitled (but shall not be required) to use or contract for the use of such Slots so that same are not forfeited until such time as the Borrower determines to fully utilize same or until

   NY1-53665.4                -105-

   same are sold by the Collateral Agent pursuant to the exercise of its rights pursuant to the Security Documents.

             8.17  Seizures.  The Borrower shall not cause,
                   --------
   permit or suffer to occur any seizure or similar restraint of any aircraft or other assets owned or leased by the Borrower intended to be used or operated under and in accordance with the Operating Plan.

             8.18  ERISA.  The Borrower shall not, and shall
                   -----
   not permit any member of the Controlled Group to:

             (a) engage in any transaction in connection with which the Borrower or any member of the Controlled Group could be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code;

             (b) terminate any employee benefit plan within the meaning of Section 3 of ERISA in a manner, or take any other action, which could result in any liability of the Borrower or any member of the Controlled Group to the PBGC.

             (c) fail to make full payment when due of all amounts which, under the provisions of any Pension Plan, the Borrower or any member of the Controlled Group is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency, whether or not waived, with respect to any Pension Plan;

             (d)  permit the current value of all vested
   accrued benefits under all Pension Plans which are subject to Title IV of ERISA to exceed the current value of the assets of such Pension Plans allocable to such vested accrued benefits; or

             (e)  fail to make any payments to any
   Multiemployer Plan that the Borrower or any member of the Controlled Group may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto.

             As used in this Section 8.18, the term
   "accumulated funding deficiency" has the meaning specified in Section 302 of ERISA and Section 412 of the Code, the term "accrued benefit" has the meaning specified in Section 3 of ERISA and the term "current value" has the meaning specified in Section 4062(b)(1)(A) of ERISA.

   NY1-53665.4                -106-


             SECTION 9.  EVENTS OF DEFAULT.
                         -----------------

             Upon the occurrence of any of the following
   specified events (each an "Event of Default"):
                              ----------------

             9.01  Payments.  The Borrower shall (i) default in
                   --------
   the payment when due of any payment of principal of its Loans or Notes or (ii) default, and such default shall continue for at least two Business Days, in any payment of interest on its Loans or any Fees or any other amounts owing by it hereunder or the Credit Documents; or

             9.02  Representations, etc.  Any representation,
                   ---------------------
   warranty or statement made by the Borrower herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect when made; or

             9.03  Covenants.  The Borrower shall (i) default
                   ---------
   in the due performance or observance by it of any term, covenant or agreement contained in Section 7.01(d)(i), 7.08, 7.10, 7.11 or Section 8 or in any Security Document or
   (ii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Sections 9.01 and 9.02 and clause (i) of this Section 9.03) contained in this Agreement or any other Credit Document and such default shall continue unremedied for a period of 15 days after written notice to the Borrower and each Official Committee by the Administrative Agent or the Required Lenders; or

             9.04  The Case, etc.
                   --------------

             (a) The Case shall be dismissed or converted to a case under Chapter 7 of the Bankruptcy Code; a Chapter 11 trustee shall be appointed in the Case; or an application shall be filed by the Borrower for the approval of, or there shall arise, (i) any claims for recovery for amounts under
   Section 506(c) of the Bankruptcy Code arising pursuant to a final, nonappealable order of the Bankruptcy Court from the preservation or disposal of Collateral or (ii) any other administrative expense claim (except for the Permitted Expenses and except as expressly permitted by Section 8.05(vi), having any priority over, or being pari passu
                                                ---- -----
   with, the administrative expenses priority of the Obligations in the Case; or

             (b) The Bankruptcy Court shall enter an order granting relief from the automatic stay applicable under
   Section 362 of the Bankruptcy Code to the holder or holders

   NY1-53665.4                -107-

   of any security interest in any assets which constitute Designated Collateral or are otherwise not expressly contemplated to be disposed of or returned by the Borrower under the Operating Plan of the Borrower and allowing such holder or holders to foreclose or otherwise realize upon any such security interests; or

             (c) An order of the Bankruptcy Court shall be entered in the Case appointing an examiner with powers beyond investigatory powers under Section 1106(b) of the Bankruptcy Code; or

             (d) An order of the Bankruptcy Court or any other court shall be entered amending, supplementing, staying, vacating or otherwise modifying any of the Orders, provided,
                                                      --------
   that no Event of Default shall occur under this clause (d) to the extent that any such amendment, supplement or other modification is made in compliance with this Agreement and is not adverse, in the sole and absolute judgment of the Required Lenders, to the rights and interests of the Lenders under this Agreement and the other Credit Documents; or

             9.05  Credit Documents and Kawasaki Credit
                   ------------------------------------
   Agreement.  Any Credit Document shall, except in accordance
   ---------
   with its terms, cease to be in full force and effect, any Lien purported to be created by any Credit Document or any of the Orders in any of the Collateral purported to be covered thereby shall, for any reason, cease to be valid and perfected with the priority contemplated hereby or the Borrower or any Official Committee shall contest, deny or seek to disaffirm any of the Borrower's obligations under any Credit Document, or, on any date which is prior to the Maturity Date, any principal of or interest on any loan outstanding under the Kawasaki Credit Agreement shall be paid or prepaid without the written consent of the Required Lenders (not including Kawasaki) or any term or provision of
   Section 7, 8 or 10 of the Kawasaki Credit Agreement (as in effect on the Amendment Effective Date) or of the proviso at the end of Section 9 of the Kawasaki Credit Agreement (as in effect on the Amendment Effective Date) shall be amended without the written consent of the Required Lenders (not including Kawasaki), provided that a good faith dispute
                        --------
   regarding the factual existence of an Event of Default shall not be considered to be an Event of Default under this
   Section 9.05; or

             9.06  Judgments.
                   ---------

             (a) One or more judgments as to a post-petition liability shall be entered against the Borrower in an amount in the aggregate (to the extent not paid or fully covered

   NY1-53665.4                -108-

   (subject to a deductible not in excess of 10% of such liability) by insurance) of (i) $2,500,000 or more outstanding at any one time in regard to such liability constituting or giving rise to an administrative expense claim in the Case (not having priority over, or being pari
                                                         ----
   passu with, the administrative expenses priority of the
   -----
   Obligations in the Case), or (ii) $250,000 or more outstanding at any one time in regard to any other such liability, and either (x) enforcement by any creditor upon such judgments occurs or is authorized pursuant to order of the Bankruptcy Court or (y) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgments, by reason of a pending appeal or otherwise, shall not be in effect; or

             (b)  Any non-monetary judgment or order with
   respect to a post-petition event shall be rendered against the Borrower which could reasonably be expected to (i) cause a material adverse change in the condition (financial or otherwise), business, operations or properties or other assets of the Borrower, (ii) have a material adverse effect on the ability of the Borrower to perform its obligations under any Credit Document, or (iii) have a material adverse effect on the Collateral (including, without limitation, the value or transferability thereof) or the rights and remedies of the Administrative Agent, the Collateral Agent or any Lender under any Credit Document, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

             9.07  GPA Agreements/Kawasaki Agreements.  (i) Any
                   ----------------------------------
   of the GPA Agreements or the Kawasaki Agreements is terminated, or purported in writing to be terminated, or otherwise ceases to be in full force and effect other than pursuant to an express termination thereof by the applicable GPA Entity or by Kawasaki, as the case may be (except as a result of the Borrower's breach thereunder or an "Event of Default" thereunder), or an "Event of Default" (other than an "Event of Default" which consists of the existence of the
   Case) under and as defined in any of the GPA Agreements or the Kawasaki Agreements (other than the Kawasaki Credit Agreement) occurs and continues thereunder; or (ii) an order of the Bankruptcy Court or any other court is entered amending, supplementing, staying, vacating or otherwise modifying the GPA Order or the Kawasaki Order to the extent adverse, in the sole and absolute judgment of the GPA Entities or Kawasaki, as the case may be; or (iii) the Borrower or any Person (including, without limitation, an Official Committee) acting by or on behalf of the Borrower or such Person, shall contest, deny or seek to disaffirm the

   NY1-53665.4                -109-

   Borrower's or its obligations under any GPA Agreement or any Kawasaki Agreement; or

             9.08  Governance.  The By-Laws or the Certificate
                   ----------
   of Incorporation of the Borrower shall be amended or modified after the Third Amendment Effective Date without the prior written consent of the Required Lenders (which consent may be withheld in their sole and absolute discretion); or the Borrower or the Board of Directors or the stockholders of the Borrower shall take or authorize any action in contravention of the By-Laws or the Certificate of Incorporation of the Borrower or the Amended and Restated Management Letter Agreement, in any case, without the prior written consent of the Required Lenders (which consent may be withheld in their sole and absolute discretion); or for any reason, without the prior written consent of the Required Lenders (which consent may be withheld in their sole and absolute discretion), the membership of the Board of Directors of the Borrower shall not be in compliance with any term, condition or provision of the second paragraph of the Amended and Restated Management Letter Agreement; or

             9.09  Casualties.  Any "Event of Loss" as defined
                   ----------
   in the Aircraft/Engine Mortgage shall occur with respect to any aircraft or engine or parts covered thereby (without giving effect to the grace periods contained in such definitions) or any other casualty with respect to any other Designated Collateral shall occur and the insurer of such property shall not have paid the claim on such loss in full within 90 days of such Event of Loss; or

             9.10  ERISA.  Any Pension Plan maintained by the
                   -----
   Borrower or any member of the Controlled Group shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by an appropriate United States district court to administer any Pension Plan, or the PBGC shall institute proceedings to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan if as of the date thereof the Borrower's liability or any member of the Controlled Group's liability (after giving effect to the tax consequences thereof) to the PBGC for unfunded guaranteed vested benefits under the Pension Plans not covered by insurance exceeds the then current value of assets accumulated in such Pension Plan (or in the case of a termination involving the Borrower or any member of the Controlled Group as a "substantial employer" (as defined in Section 4001(a)(2) of ERISA)) the withdrawing employer's proportionate share of such excess; or the Borrower or any member of the Controlled Group as employer under a Multi-employer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the Plan sponsor

   NY1-53665.4                -110-

   of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability; or

             9.11  Other Indebtedness.  Any "event of default"
                   ------------------
   under the terms of any Indebtedness permitted by
   Section 8.05(vi) or Section 8.05(vii), or other similar event or condition which under the terms thereof would permit any holder of such Indebtedness or Trustee on behalf of such holder, to accelerate or require mandatory prepayment of such Indebtedness, occurs and is continuing; or

             9.12  Change of Control.  The acquisition, whether
                   -----------------
   directly or indirectly, by any Person or "group" (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) (other than an employee benefit or stock ownership plan of the Borrower) of more than 30% of the voting stock of the Borrower shall have occurred;

   THEN, and in any such event, and at any time thereafter if any Event of Default shall then be continuing and without further order of or application to the Bankruptcy Court, the Administrative Agent shall upon the written request of the Required Lenders or, in the case of an Event of Default described in Section 9.01, 9.04 (except clause (c) thereof),
   9.05 or 9.07 any Lessor Lender (but in each case, only to the extent the respective Event of Default is adverse with respect to such Lessor Lender or its Obligations), without notice to the Borrower, take any or all of the following actions, without prejudice to any other rights of the Administrative Agent, any Lender or the holder of any Note to enforce its claims against the Borrower hereunder, under the other Credit Documents or at law or in equity:
   (i) declare the principal of and any accrued interest in respect of any and all Loans and all other Obligations owing hereunder or under any other Credit Document to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower; (ii) instruct the Collateral Agent to exercise any rights or remedies in its capacity as Collateral Agent under the Credit Documents, including, without limitation, to sell Collateral, and to set off and apply any amounts in or to the credit of any account to the Obligations (except for such cash as may be required to pay unpaid Permitted Expenses then outstanding); and (iii) terminate the ability of the Borrower to maintain Loans hereunder, whereupon such ability shall forthwith terminate immediately and the Borrower shall repay all Loans, unpaid accrued interest and other Obligations owing hereunder or under any other Credit

   NY1-53665.4                -111-

   Document; provided, however, that prior to taking any action
             --------  -------
   described in the preceding clause (ii), other than any action which precludes the withdrawal by or for the benefit of the Borrower of any funds from the Investment Account, the Concentration Account or any other account referred to in the Initial Cash Management Agreement (but which does not constitute set off against such funds), the Administrative Agent, the Collateral Agent or such Lessor Lender, as the case may be, shall have given to the Borrower and each Official Committee not less than two Business Days' prior written notice thereof; provided further, however, that
                           -------- -------  -------
   promptly after taking any action which precludes the withdrawal by or for the benefit of the Borrower of any funds from the Investment Account, the Concentration Account or any other account referred to in the Initial Cash Management Agreement, the Administrative Agent, the Collateral Agent or such Lessor Lender, as the case may be, shall give to the Borrower and each Official Committee written notice thereof; and provided further, however, that
                               -------- -------  -------
   the failure to give any of the foregoing notices shall not impair or otherwise affect any action taken pursuant to the preceding clause (ii); and provided further, however, that
                              -------- -------  -------
   notwithstanding any provision of this Agreement or the Security Documents which may be to the contrary, the Borrower may, without further order of the Bankruptcy Court or further consent of the Required Lenders, use amounts on deposit in the Concentration Account and/or amounts on deposit in the Investment Account which are in excess of the
   Section 7.10(c) Amount, during the period of two Business Days after the taking by the Administrative Agent, the Collateral Agent or any Required Lender of any action which (but for this proviso) would preclude the withdrawal by or for the benefit of the Borrower of such amounts, for the purpose of making such payments as (i) are necessary (a) to avoid immediate and irreparable harm to property of or in the possession of the Borrower, and/or (b) to protect the public health and safety, and (ii) do not exceed in the aggregate $2,000,000; and provided further, however, that
                             -------- -------  -------
   notwithstanding any provision of this Agreement or the Security Documents which may be to the contrary, the Borrower may, without further order of the Bankruptcy Court or further consent of the Required Lenders, use amounts on deposit in the Concentration Account and/or amounts on deposit in the Investment Account which are in excess of the
   Section 7.10(c) Amount for the purpose of making such payments as (i) are claimed against the Borrower by (present or former) directors of the Borrower for reimbursement of the costs of defending claims against such directors which are not covered by directors' and officers' liability insurance, and (ii) do not exceed $100,000 in the aggregate; and provided further, however, that the Borrower shall use
       -------- -------  -------

   NY1-53665.4                -112-

   amounts on deposit in the Concentration Account for the purpose described in the next preceding provisos prior to using amounts on deposit in the Investment Account for such purpose. Nothing contained herein or in any of the Security Documents shall be deemed to impair or restrict the right of the Borrower to apply to the Bankruptcy Court, upon motion, notice and hearing, to use cash collateral, other than the
   Section 7.10(c) Amount, subject to and in accordance with the applicable provisions of the Bankruptcy Code (it being acknowledged that, pursuant to the Orders, the Borrower is expressly prohibited from seeking to use cash collateral on deposit in the Investment Account which is not in excess of the Section 7.10(c) Amount). If any Lessor Lender directs the Administrative Agent to take the actions described in clause (i) of the preceding sentence, then such Lessor Lender may, except as provided in clause (iii) of the proviso to Section 3.03(b) of the Agency Agreement, instruct the Administrative Agent and the Collateral Agent as to the disposition and other action to be taken in the exercise of remedies pursuant to the Security Documents, provided that
                                                --------
   the Required Lenders may at any time furnish such instruc-tions with respect thereto (although the Administrative Agent shall follow all instructions received from the respective Lessor Lender until it receives any additional or contrary instructions from the Required Lenders with respect thereto) so long as such instructions by the Required Lenders will not have the effect of materially delaying such disposition or other action, and the Administrative Agent and the Collateral Agent shall not incur any liability from relying on any such instructions of any Lessor Lender or the Required Lenders, as the case may be.


             SECTION 10.  MISCELLANEOUS.
                          -------------

             10.01  Payment of Expenses, etc.  The Borrower
                    ------------------------
   agrees to: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Lenders party hereto on the Third Amendment Effective Date and the Administrative Agent and the Collateral Agent and their designees, or reimburse each of them therefor, in connection with the preparation, execution and delivery of the Credit Documents and the documents and instruments referred to therein, and the ongoing administration thereof (including, without limita-tion, the reasonable fees and disbursements of Paul, Hastings, Janofsky & Walker; Milbank, Tweed, Hadley & McCloy; Snell & Wilmer; and of any local counsel, syndication expenses, the cost of inspections, field examinations and collateral audits, the fees and expenses of Simat, Helliesen & Eichner, Inc. (upon application to the

   NY1-53665.4                -113-

   Bankruptcy Court), the costs of the receivables management arrangements described in Section 5.01(p)), the reasonable expenses of Franke & Company, Inc. and the reasonable fees and expenses of financial advisors to each of the Lessor Lenders); (ii) pay all reasonable out-of-pocket costs and expenses of the Lenders party hereto on the Third Amendment Effective Date and the Administrative Agent and the Collateral Agent and their designees in connection with any amendment, waiver or consent relating to the Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and disbursements of Paul, Hastings, Janofsky & Walker; Milbank Tweed, Hadley & McCloy; Snell & Wilmer; and of any local counsel) and of the Administrative Agent and the Collateral Agent and their designees and each of the Lenders in connection with the enforcement of the Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent and the Collateral Agent and their designees and for each of the Lenders); (iii) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; (iv) indemnify the Administrative Agent and the Collateral Agent and their designees and each Lender, and its Affiliates, and each of their officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages, or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investiga-tion, litigation or other proceeding (whether or not any such Person is a party thereto) related to the entering into and/or performance of any Credit Document or the use or proposed use of the proceeds of any Loans hereunder or the transactions contemplated in any Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified); and (v) indemnify Kawasaki and its Affiliates, and each of their officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages, or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, the By-Law Letter

   NY1-53665.4                -114-

   Agreement, the Management Letter Agreement, the Amended and Restated Management Letter Agreement or any rights of approval with respect to members of the Board of Directors of the Borrower and the Executive Committee of such Board of Directors granted to, or exercised by, the Lenders at any time party to the Original Credit Agreement, the Credit Agreement, the Amended and Restated Credit Agreement and this Agreement (other than Kawasaki) or any act or omission of any Director of the Borrower approved by any such Lenders.

             10.02  Survival.  All indemnities set forth herein
                    --------
   including, without limitation, in Sections 2.09, 2.10, 2.11 and 10.01 shall survive the execution and delivery of this Agreement and the Notes and the making and repayment of the Loans and the termination of this Agreement.

             10.03  Notices.  Except as otherwise expressly
                    -------
   provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier) and mailed (by certified or registered mail), telegraphed, telexed, telecopied, cabled or delivered, if to the Borrower, at its address specified opposite its signature below or in any Credit Document executed by it; if to any Lender, at its address specified on Annex I attached hereto; and if the Administrative Agent, at its Notice Office; or, as to the Borrower or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed (by certified or registered mail), telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective upon receipt.

             10.04  Benefit of Agreement.
                    --------------------

             (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective parties hereto and the successors and assigns of the parties hereto, but no benefits hereunder shall inure to or be enforceable by any other Person; provided however, that the
                                    -------- -------
   Borrower may not assign or transfer any of its rights and obligations under any Credit Document without the prior written consent of all of the Lenders; and provided further,
                                              -------- -------
   however, that, although any Lender may grant participations in its rights and obligations hereunder and under the Notes, such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign its Loans

   NY1-53665.4                -115-

   hereunder) and the participant shall not constitute a "Lender" hereunder; and provided further, however, that no
                           -------- -------  -------
   Lender shall grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement except to the extent such amendment or waiver would (i) extend the final maturity of the Loans in which such participant is participating, or reduce the rate of interest or Fees thereon, or reduce the principal amount thereof, or change the date for payment of any such amounts, or increase such participant's participating interest in any Loan over the amount thereof then in effect, or (ii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement, or (iii) consent to the release of all or substantially all of the Collateral or to the release of any cash Collateral if the effect of such release of such cash Collateral is to cause or permit the amount of cash and Cash Equivalents on deposit in or to the credit of the Investment Account to be reduced below an amount equal to 33-1/3% of the aggregate principal amount of the Loans then outstanding.
   In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto and to be monitored solely by the participant and such Lender) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation.

             (b)  Notwithstanding anything to the contrary in
   Section 10.04(a), (x) any Lender may assign a portion of its Loans and its rights and obligations to any of its Affiliates or to one or more Lenders or any of their Affiliates, and (y) any Lender may assign a portion, in an amount of at least $1 million of its Loans and its rights and obligations hereunder to another Person (including, without limitation, a leasing company or credit corporation) which is not an "air carrier" certificated under Section 401 of the Aviation Act or any Person of which such "air carrier" is a Subsidiary, each of which assignees agrees to become a party to this Agreement as a Lender prior to or after the date thereof by executing an amendment to this Agreement or by executing a supplemental agreement with the assigning Lender, provided that, in the case of each such assignment, (i) at the time it receives a copy of the aforesaid amendment or agreement, together with the processing fee referred to below, Annex I shall be modified by the Administrative Agent to reflect the Loans of such assignee Lender and of the existing Lenders, (ii) the Administrative Agent shall have received from the parties to

   NY1-53665.4                -116-

   such assignment a processing fee of $2,500 and (iii) the Borrower shall, if such assignee Lender so requests, issue new Notes to such assignee Lender and to the assigning Lender in conformity with the requirements of Section 2.05 to the extent needed to reflect the revised Loans of the Lenders. To the extent of any assignment pursuant to this
   Section 10.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Loans.

             10.05  No Waiver; Remedies Cumulative.  No failure
                    ------------------------------
   or delay on the part of the Administrative Agent, the Collateral Agent or any Lender or any holder of a Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower and the Administrative Agent or any Lender or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exer-cise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Administrative Agent, or any Lender or the holder of any Note would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent, the Lenders or the holder of any Note to any other or further action in any circumstances without notice or demand.

             10.06  Payments Pro Rata.
                    -----------------

             (a) Except as otherwise provided in Sections 2.12 and 4.02, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations of the Borrower here-under or under any Credit Document, it shall distribute such payment to the Lenders pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

             (b) Except as otherwise provided in Sections 2.12 and 4.02, each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, or Facility Fee, of

   NY1-53665.4                -117-

   a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash with-out recourse or warranty from the other Lenders an interest in the Obligations of the Borrower to such Lenders in such amount as shall result in a proportional participation by all the Lenders in such amount; provided that if all or any
                                   --------
   portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

             10.07  Calculations; Computations.
                    --------------------------

             (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with generally accepted accounting policies and principles consistently applied throughout the periods involved (except as set forth in the notes thereto).

             (b)  All computations of interest and Fees
   hereunder shall be made on the actual number of days elapsed over a period of 360 days.

             10.08  GOVERNING LAW.  THIS AGREEMENT AND THE
                    -------------
   OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE UNITED STATES OF AMERICA, TO THE EXTENT APPLICABLE, AND THE STATE OF NEW YORK.

             10.09  Counterparts.  This Agreement may be exe-
                    ------------
   cuted in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower, the Administrative Agent and each Lender.

             10.10  Headings Descriptive.  The headings of the
                    --------------------
   several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

             10.11  Amendment or Waiver.  Neither this Agree-
                    -------------------
   ment nor any other Credit Document nor any terms hereof or

   NY1-53665.4                -118-

   thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Required Lenders; provided, however,
                                           --------  -------
   that no such change, waiver, discharge or termination shall, without the written consent of each Lender affected thereby,
   (i) extend the Maturity Date or alter the amortization schedule of the Loans, or reduce the rate of interest or Fees thereon, or reduce the principal amount thereof, or change the date for payment of any such amounts, or increase the Loans of any Lender over the amount thereof then in effect, (ii) amend, modify or waive any provision of this Section, or Sections 2, 3, 4 (except as permitted by the following proviso to this sentence), 7.02, 7.06, 8.03, 8.05(vi), 8.11, 10.01, 10.04, 10.06, 10.07(b), 10.14 or
   10.17 or any provision in the Credit Documents which provides for a determination by all of the Lenders (including the definitions of terms as used in the Sections and provisions referred to in this clause (ii)),
   (iii) change the definition of Required Lenders or (iv) con-sent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; and provided further, however, that no such change, waiver,
   -------- -------  -------
   discharge or termination shall, without the written consent of Lenders the principal amount of whose Loans outstanding at the time exceed 85% of the total principal amount of Loans outstanding at the time, permit or result in (a) the amount of cash and Cash Equivalents on deposit in or to the credit of the Investment Account to be reduced below such amount as equals 33-1/3% of the aggregate principal amount of the Loans then outstanding, or (b) the release to the Borrower or other application for a purpose other than, or in a manner inconsistent with, the repayment of Loans as provided in Sections 4.02(ii) and (v), of any portion of the Net Proceeds of an Asset Sale of Designated Collateral which is in excess of 20% of the amount of such Net Proceeds, or
   (c) the determination as to whether and to what extent Loans should be prepaid pursuant to Sections 4.02(iv) and (v) by reason of any excess of "net available cash" (as such term is defined in Section 8.15(d)) over $125,000,000; and provided further, however, that (i) each Lessor Lender shall
   -------- -------  -------
   have the exclusive right to waive for itself any Event of Default under Section 9.01, 9.04, 9.05 or 9.07 or its right to exercise remedies in respect of such Event of Default,
   (ii) the rights of the Lessor Lenders under Section 9 may be amended only with the written consent of each Lessor Lender, and (iii) no provision of Section 9.01, 9.04, 9.05 or 9.07 (or the definitions of terms as used therein) may be amended without the written consent of each Lender. The Borrower shall give each Lender a copy of each report, notice or other information furnished to any other Lender pursuant to an express requirement of this Agreement; and the Borrower

   NY1-53665.4                -119-

   shall give each Lender written notice of any amendment or waiver of any provision of this Agreement or the other Credit Documents (which notice shall be accompanied by a copy of such amendment or waiver). The Borrower shall give each Official Committee written notice of any material amendment or waiver of any provision of this Agreement. No amendments of the Agency Agreement, or amendments of the other Credit Documents which increase, change or modify the rights or duties of the Administrative Agent, may be made without the consent of the Administrative Agent. No amend-ments of the Agency Agreement, or amendments of the other Credit Documents which increase, change or modify the duties of the Collateral Agent, may be made without the consent of the Collateral Agent. Notwithstanding anything to the contrary contained herein, the modifications contemplated by
   Section 10.04, to the extent needed to make new Lenders party to this Agreement, shall be permitted in accordance with the terms thereof. Notwithstanding anything to the contrary contained herein, no change, waiver, amendment or modification of this sentence or of Section 2.12 or clauses
   (ii), (iii), (iv), and (v) of Section 4.02 shall in any case be effective without the prior written consent of GPA Sub. Notwithstanding anything to the contrary contained herein or in the Kawasaki Credit Agreement, if all Obligations shall not have been paid in full on or prior to the Maturity Date, the priority of the lien on and security interest in the Collateral for the benefit of the lenders under the Kawasaki Credit Agreement shall be subject to the prior written consent of each of the Required Lenders (not including Kawasaki). All amendments effected in compliance with this
   Section 10.11 shall be effective and enforceable against all parties hereto without further application to, or order of, the Bankruptcy Court.

             10.12  Domicile of Loans.  Except as otherwise
                    -----------------
   provided in Section 2.10(a) or 2.11(a), each Lender may transfer and carry its Loans at, to or for the account of any branch, office, or Affiliate of such Lender.

             10.13  Confidentiality.  Each Lender shall hold
                    ---------------
   all non-public information furnished by or on behalf of the Borrower in connection with such Lender's evaluation of whether to become a Lender hereunder or obtained pursuant to the requirements of this Agreement, which has been expressly identified as such by the Borrower by the conspicuous designation thereof as "confidential" (collectively, the "Confidential Material"), in accordance with its customary
    ---------------------
   procedure for handling confidential information of this nature and in any event may make disclosure reasonably required by any bona fide transferee or participant in connection with the contemplated transfer of any Loans or

   NY1-53665.4                -120-

   participation therein or to its accountants, professional advisors, lawyers, investment bankers and others as required or requested by any Governmental Authority or representative thereof or pursuant to legal process, provided that, unless
                                         --------
   specifically prohibited by applicable law or court order, each Lender shall notify the Borrower of any request by any Governmental Authority or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such Governmental Authority) for disclosure of any such non-public information prior to disclosure of such information, and provided,
                                                --------
   further, that in no event shall any Lender be obligated or
   -------
   required to return any materials furnished by or on behalf of the Borrower. Each Lender (including the Administrative Agent) agrees that it will not provide to prospective assignees, transferees or participants any of the Confidential Material unless such Person has executed an agreement to be bound by this Section 10.13.

             10.14   Set-Off.  The Borrower hereby acknowledges
                     -------
   and agrees that any participation referred to in this Agreement will give rise to a direct obligation of the Borrower to the participant. The Borrower hereby authorizes the Collateral Agent, the Administrative Agent, each Lender, and each participant, in case of an Event of Default, at any time and from time to time, without notice or demand, to set off and apply all deposits (general, special, custodial or for safekeeping, time or demand, provisional or final) and other property (including, without limitation, money and securities) at any time held by or in the possession of or to the account of the Administrative Agent, the Collateral Agent (including any lock box accounts, the Concentration Account, the Investment Account and any other account or cash Collateral), such Lender or participant, and other obligations at any time owing by the Administrative Agent, the Collateral Agent, such Lender or such participant to or for the credit or account of the Borrower, in each of which deposits, property and other obligations the Collateral Agent, such Lender or such participant for the ratable benefit of the Administrative Agent, and (except to the extent prohibited by the Orders) each Lender is hereby granted a security interest as security for any and all obligations of the Borrower now or hereafter existing under the Credit Documents (irrespective of whether or not the Administrative Agent, the Collateral Agent, such Lender or participant shall have made any demand for payment and although the Borrower's obligations may be contingent and unmatured). The rights of the Administrative Agent, the Collateral Agent, the Lenders and their participants under this Section are in addition to other rights and remedies (including other rights of set-off) which the Collateral

   NY1-53665.4                -121-

   Agent, the Lenders or any such participants may have. Promptly after effecting any such set-off, the Collateral Agent shall give the Borrower notice thereof, but a failure to give such notice shall not impair or otherwise affect the effectiveness of the set-off. Notwithstanding any of the foregoing, the Administrative Agent, the Collateral Agent, the Lenders, or any participant shall not in any event set off amounts such that the amounts remaining in all accounts are not sufficient to cover all of the unpaid Permitted Expenses then outstanding.

             By acceptance of any interest in the Indebtedness of the Borrower outstanding under this Agreement or any rights under any other Credit Document, a participant agrees to share proceeds obtained by it pursuant to the foregoing sentence in accordance with the provisions of this Agreement.

             10.15   WAIVER OF JURY TRIAL.  THE BORROWER, THE
                     --------------------
   ADMINISTRATIVE AGENT AND EACH LENDER HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Administrative Agent, each Lender and the Borrower warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with such legal counsel. THIS WAIVER IS IRREVOCABLE, AND CANNOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE LOAN DOCUMENTS. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

             10.16   Time of the Essence.  Time is of the
                     -------------------
   essence as to each provision herein or in the other Credit
   Documents in which time is a factor.

             10.17  Specified Lien Releases.  Each of the
                    -----------------------
   Administrative Agent and the Secured Creditors agrees that
   (i) the Collateral Agent shall release its Lien on Collateral consisting of cash to the extent necessary to pay Permitted Expenses, (ii) to the extent expressly provided in the penultimate sentence of Section 8.02, the Lien of the Collateral Agent on the assets described therein shall be released as provided therein and (iii) the Lien of the Collateral Agent shall be released upon the first date (such

   NY1-53665.4                -122-

   date, the "Lien Termination Date") upon which all principal
              ---------------------
   of, and interest accrued on, the Loans has been repaid in full and all other Obligations have been repaid in full. In determining whether the test set forth in clause (iii) of the immediately preceding sentence has been met, the Collateral Agent shall be entitled to rely upon the Required Lenders in determining whether such test has been met and shall be entitled to refrain from taking any action until it has received a response to its request from the Required Lenders, and upon receiving such response shall be entitled to rely thereon with no liability hereunder. The occurrence of the Lien Termination Date as provided above shall in no event affect the Borrower's obligation to pay any Obligations which thereafter become due and payable, and shall in no event affect the administrative expense priority granted to the Obligations by the Bankruptcy Court. Nothing contained in this Agreement or in any Security Document shall be construed to secure the obligations of the Borrower under the GPA Agreements or the Kawasaki Agreements by the Collateral.

             10.18  Administrative Agent; Collateral Agent.  In
                    --------------------------------------
   acting pursuant to this Agreement and the other Credit Documents, the Administrative Agent and Collateral Agent shall act in the manner, and shall be subject to the rights and duties, provided in the Agency Agreement, the provisions of which are incorporated by reference herein as fully as if the terms thereof were set forth herein in their entirety. Each Person which becomes a Secured Creditor agrees to such provisions, and to the rights and duties of the Administrative Agent and Collateral Agent as set forth in the Agency Agreement, and to the indemnities contained therein, as fully as if said Secured Creditor were an original party thereto.

             10.19  Dating and Effectiveness.  Although this
                    ------------------------
   Agreement is dated as of the date first written above for convenience, the actual dates of execution hereof by the parties hereto are respectively the dates set forth under the signatures hereto, and this Agreement shall be effective on the Third Amendment Effective Date.

             10.20  Participation by Commerce and Economic
                    --------------------------------------
   Development Commission.  Participation by Commerce and
   ----------------------
   Economic Development Commission in the transactions contemplated by this Agreement and the other Credit
   Documents is subject to the provisions of Arizona Revised
   Statutes Section 38-511; and by this reference, each of the other Credit Documents to which Commerce and Economic Development
   Commission is or becomes a party shall be deemed to include a statement to such effect.

   NY1-53665.4                -123-

             10.21  Covenants Do Not Preclude Negotiation of a
                    ------------------------------------------
   Plan of Reorganization.  Nothing contained in the covenants
   ----------------------
   of the Borrower set forth in Section 8 of this Agreement (including, without limitation, the covenants in Section
   8.08 which restrict payments by the Borrower to aircraft lessors and financiers) shall, or shall be construed to, (i) preclude the Borrower from negotiating any plan of reorganization or any financial or other accommodation in anticipation of any plan or reorganization (including, without limitation, any modification of payments by the Borrower to its aircraft lessors or financiers) so long as, without the prior written consent of the Required Lenders, no breach of any of such covenants and no related Default or Event of Default occurs prior to the occurrence of the Maturity Date and the repayment in full of the Loans and the payment in full of all of the other Obligations, or (ii) preclude the Borrower from entering into agreements or other contractual arrangements evidencing the results of such negotiations so long as, pursuant to express terms, such agreements or other contractual arrangements do not and cannot become effective prior to the confirmation of such plan of reorganization and the repayment in full of the Loans and all other amounts payable under the Credit Documents.

             10.22  Certain Consents.  The Lenders, in their
                    ----------------
   capacities as Lenders hereunder, and lenders under the Second Amended and Restated Credit Agreement, hereby consent to (i) the amendment of the By-Laws of the Borrower to delete therefrom Section 4.16 thereof and replace the same with the word "Reserved", and (ii) the actions taken and resolutions adopted by the Board of Directors of the Borrower to eliminate the Executive Committee of the Board of Directors of the Borrower and, in consequence thereof, to terminate all appointments to such Executive Committee.

             10.23  Certain Waivers.  The Lenders hereby waive
                    ---------------
   the condition precedent to the Third Amendment Effective Date contained in clause (iii) of Section 5.05(c) that the Lenders receive an opinion of Winthrop, Stimson, Putnam & Roberts covering the United States citizenship of the Borrower and other matters involving the DOT and the FAA; provided, however, that the Borrower agrees that (i) the
   --------  -------
   Borrower shall cause such opinion (in substantially the same form and with substantially the same content as the opinion delivered by such firm on the Second Amendment Effective
   Date) to be delivered to the Lenders on or before October 8, 1993, and (ii) breach by the Borrower of the covenant contained in the preceding clause (i) shall constitute an Event of Default (with the same effect as if such covenant were referred to in clause (i) of Section 9.03).

   NY1-53665.4                -124-

             IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the respective dates set forth below.


                                      "Borrower"

   Notice Address:               AMERICA WEST AIRLINES, INC.
   --------------
   4000 East Sky Harbor Blvd.
   Phoenix, Arizona  85034
   Attention:  Senior Vice       By: _________________________________
     President-Finance
                                 Title: ______________________________

                                 Date: _______________________________

                                      "Administrative Agent"


   Notice Office:                BT COMMERCIAL CORP.,
   -------------
   14 Wall Street                as Administrative Agent
   New York, New York  10005
   Attention: Albert Fischetti

                                 By: _________________________________

                                 Title: ______________________________

                                 Date: _______________________________

                                      "Lenders"


                                 GPA LEASING USA I, INC.


                                 By: _________________________________

                                 Title: ______________________________

                                 Date: _______________________________


                                 GPA LEASING USA SUB I, INC


                                 By: _________________________________

                                 Title: ______________________________

                                 Date: _______________________________


   NY1-53665.4               -125-

                                 KAWASAKI LEASING
                                   INTERNATIONAL INC.


                                 By: _________________________________

                                 Title: ______________________________

                                 Date: _______________________________


                                 B&B HOLDINGS, INC.
                                   d/b/a PHOENIX CARDINALS


                                 By: _________________________________

                                 Title: ______________________________

                                 Date: _______________________________


                                 BANK OF AMERICA ARIZONA


                                 By: _________________________________

                                 Title: ______________________________

                                 Date: _______________________________


                                 BANK ONE, ARIZONA, N.A.


                                 By: _________________________________

                                 Title: ______________________________

                                 Date: _______________________________


                                 COMMERCE AND ECONOMIC
                                   DEVELOPMENT COMMISSION


                                 By: _________________________________

                                 Title: ______________________________

                                 Date: _______________________________


   NY1-53665.4               -126-


                                 THE DIAL CORP.


                                 By: _________________________________

                                 Title: ______________________________

                                 Date: _______________________________


                                 DMB HOLDING LIMITED
                                   PARTNERSHIP


                                 By: _________________________________

                                 Title: ______________________________

                                 Date: _______________________________


                                 EL DORADO INVESTMENT COMPANY


                                 By: _________________________________

                                 Title: ______________________________

                                 Date: _______________________________


                                 FIRST INTERSTATE BANK OF
                                   ARIZONA, N.A.


                                 By: _________________________________

                                 Title: ______________________________

                                 Date: _______________________________


                                 PHELPS DODGE CORPORATION


                                 By: _________________________________

                                 Title: ______________________________

                                 Date: _______________________________


   NY1-53665.4               -127-


                                 PHOENIX NEWSPAPERS, INC.


                                 By: _________________________________

                                 Title: ______________________________

                                 Date: _______________________________


                                 PHOENIX SUNS LTD. PARTNERSHIP


                                 By: _________________________________

                                 Title: ______________________________

                                 Date: _______________________________


   NY1-53665.4               -128-

                                                        ANNEX I
                                                        -------


                List of Loan Amounts and Addresses
                 ----------------------------------


                                                Outstanding
                                                Principal
                                                Amount of Loans
                                                as of the Third
                                                Amendment
                                                Effective Date
                                                --------------

   GPA Leasing USA I, Inc.                        $9,894,424.48
   Address:
   -------
   c/o  GPA Capital, Incorporated
        9 West 57th Street
        New York, New York  10019
        Attention:  General Counsel
        Telephone:  (212) 980-3313
        Telecopy:   (212) 980-6655


   GPA Leasing USA Sub I, Inc                    $48,002,561.42
   Address:
   -------
   c/o  GPA Capital, Incorporated
        9 West 57th Street
        New York, New York  10019
        Attention:  General Counsel
        Telephone:  (212) 980-3313
        Telecopy:   (212) 980-6655


   Kawasaki Leasing International Inc.           $19,082,287.16
   Address:
   -------
   65 East 55th Street
   New York New York  10022
   Attention:  President
   Telephone:  (212) 223-1800
   Telecopy:   (212) 223-2199


   B&B Holdings, Inc.                               $207,381.08
     d/b/a Phoenix Cardinals
   Address:
   -------
   8701 S. Hardy Drive
   Tempe, Arizona  85284
   Attention:  Mr. William V. Bidwill
   Telephone:  (602) 379-1804
   Telecopy:   (602) 379-1819

   NY1-53665.4

   Bank of America Arizona                          $829,685.74
   Address:
   -------
   101 North First Avenue
   31st Floor
   Phoenix, Arizona  85003
   Attention:  Mr. David S. Hanna
   Telephone:  (602) 262-4136
   Telecopy:   (602) 262-4354


   Bank One, Arizona, N.A.                        $1,078,585.97
   Address:
   -------
   36th Floor
   241 North Central Avenue
   Phoenix, Arizona  85004
   Attention:  Mr. John T. Byrd
   Telephone:  (602) 221-2173
   Telecopy:   (602) 221-1535


   Commerce and Economic                            $829,685.74
     Development Commission
   Address:
   -------
   3800 N. Central Avenue
   Suite 1500
   Phoenix, Arizona  85007
   Attention:  Mr. Jim Tuvell
   Telephone:  (602) 280-1369
   Telecopy:   (602) 280-1358


   The Dial Corp.                                 $1,078,585.97
   Address:
   -------
   Dial Tower
   Phoenix, Arizona  85077-2348
   Attention:  Mr. F. Edward Lake
   Telephone:  (602) 207-5657
   Telecopy:   (602) 207-5100


   DMB Holding Limited Partnership                  $207,381.08
   Address:
   -------
   4201 North 24th Street
   Phoenix, Arizona  85018
   Attention:  Mr. Drew Brown
   Telephone:  (602) 956-7877
   Telecopy:   (602) 956-7961


   NY1-53665.4                 - 2 -

   El Dorado Investment Company                     $207,381.08
   Address:
   -------
   400 E. Van Buren, Suite 650
   Phoenix, Arizona  85072-2132
   Attention:  Mr. Gregory S. Anderson
   Telephone:  (602) 252-1450
   Telecopy:   (602) 252-3444


   First Interstate Bank of                       $1,078,585.87
     Arizona, N.A.
   Address:
   -------
   100 West Washington
   Phoenix, Arizona  85003
   Attention:  Mr. William S. Randall
   Telephone:  (602) 229-4547
   Telecopy:   (602) 229-4525


   Phelps Dodge Corporation                         $456,335.30
   Address:
   -------
   2600 North Central Avenue
   Phoenix, Arizona  85004-3014
   Attention:  Mr. Thomas M. St. Claire
   Telephone:  (602) 234-8131
   Telecopy:   (602) 234-8150


   Phoenix Newspapers, Inc.                         $456,335.30
   Address:
   -------
   120 East Van Buren
   Phoenix, Arizona  85004
   Attention:  Mr. Louis A. (Chip) Weil, III
   Telephone:  (602) 271-8478
   Telecopy:   (602) 271-8340


   Phoenix Suns Ltd. Partnership                    $207,381.08
   Address:
   -------
   201 East Jefferson, 4th Floor
   Phoenix, Arizona  85004
   Attention:  Mr. Jerry Colangelo
   Telephone:  (602) 379-7999
   Telecopy:   (602) 379-7990


   NY1-53665.4                 - 3 -